                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4805

                             Van Kampen Equity Trust
               (Exact name of registrant as specified in charter)

              1221 Avenue of the Americas, New York, New York 10020
               (Address of principal executive offices) (Zip code)

                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 3/31

Date of reporting period: 9/30/06

Item 1. Report to Shareholders

The Fund's semiannual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Utility Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF THE FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/06

                               A SHARES                B SHARES                C SHARES
                            since 7/28/93           since 7/28/93           since 8/13/93
---------------------------------------------------------------------------------------------
                                       W/MAX                   W/MAX                   W/MAX
                                       5.75%                   4.00%                   1.00%
AVERAGE ANNUAL           W/O SALES     SALES     W/O SALES     SALES     W/O SALES     SALES
TOTAL RETURNS             CHARGES     CHARGES     CHARGES     CHARGES     CHARGES     CHARGES

Since Inception            8.77%       8.28%       8.26%       8.26%       8.07%       8.07%

10-year                    9.80        9.15        9.13        9.13        8.97        8.97

5-year                     8.11        6.84        7.30        7.07        7.30        7.30

1-year                     4.20       -1.81        3.44       -0.56        3.39        2.39

6-months                   8.42        2.20        8.07        4.07        8.01        7.01
---------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR MORE UP-TO-DATE INFORMATION, INCLUDING MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Figures shown above assume reinvestment of all dividends and capital gains.

The S&P Utilities Index is a broad-based index, generally representative of the U.S. market for utility stocks. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Index data source: Lipper Inc.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006

MARKET CONDITIONS

For the six-month period ended September 30, 2006, the overall utility sector performed well relative to the broad market. The slowdown in the U.S. economy combined with the recent pause on the monetary tightening by the Federal Open Market Committee (the "Fed") made income-oriented investment vehicles even more attractive to investors. Utilities and utility-related stocks were particularly compelling throughout this period due to the after-tax benefits of their dividends.

Among the three primary utility investment components, electric utilities was the only segment that provided consistent gains as above-average summer temperatures and record level energy demand boosted their near-term earnings. Furthermore, firms within this industry continued to streamline their business strategies, favoring a more "back-to-basics" model and foregoing riskier diversification investments. Announced merger and acquisitions activity helped the telecommunications sector rebound from its earlier performance difficulties. Investors' expectations for positive synergies resulting from these companies' subsequent restructurings propelled this sector into positive territory during the latter half of the six-month period. Finally, the natural gas/energy industry experienced a significant amount of volatility as commodity prices declined under various pressures during the reporting period.

PERFORMANCE ANALYSIS

The fund returned 8.42 percent for the six months ended September 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the S&P Utilities Index, returned 12.14 percent for the period.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006

-------------------------------------------------------
                                    S&P UTILITIES
      CLASS A   CLASS B   CLASS C       INDEX

       8.42%     8.07%     8.01%       12.14%
-------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Overall performance for the fund was hampered by several factors. Weak commodity prices greatly detracted from the natural gas/energy segment, affecting exploration and production firms and coal producers in particular. The decline in commodity prices also negatively influenced the returns of alternative energy providers, where the fund held a modest position. Alternative sources such as fuel cells and solar energy fell out of favor once traditional energy prices dropped. Although electric utilities performed well over the six-month period, the fund's material underweight in this segment compared to the S&P Utilities Index hindered overall performance. On a positive note, however, stock selection in U.S. and global telecommunications companies provided strong upside to the fund throughout much of the reporting period.

As of the end of the period, the equity allocation of the fund included 63 percent utilities, 16 percent natural gas/energy, and 21 percent telecommunication services. Within the equity component, 5 percent of investments were in non-U.S. domiciled stocks that focused on telecommunications sector.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

TOP TEN HOLDINGS AS OF 9/30/06
FPL Group, Inc.                                                   3.4%
Exelon Corp.                                                      3.3
Entergy Corp.                                                     3.3
PPL Corp.                                                         3.1
TXU Corp.                                                         3.1
PG&E Corp.                                                        3.1
Sempra Energy                                                     3.0
Edison International, Inc.                                        3.0
FirstEnergy Corp.                                                 3.0
BellSouth Corp.                                                   2.8

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/06
Electric Utilities                                               27.2%
Multi-Utilities                                                  26.3
Integrated Telecommunication Services                            13.2
Independent Power Producers & Energy Traders                     10.6
Gas Utilities                                                     8.5
Wireless Telecommunication Services                               7.2
Oil & Gas Storage & Transportation                                3.9
Electronic Equipment Manufacturers                                1.0
Electrical Components & Equipment                                 0.4
                                                                -----
Total Long Term investments                                      98.3
Repurchase Agreement                                              2.1
Liabilities in Excess of Other Assets                            -0.4
                                                                -----
Net Assets                                                      100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Holdings and industry allocations are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/06 - 9/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING         ENDING         EXPENSES PAID
                                              ACCOUNT VALUE    ACCOUNT VALUE     DURING PERIOD*
                                              --------------------------------------------------
                                                 4/1/06           9/30/06        4/1/06-9/30/06
Class A
  Actual....................................    $1,000.00        $1,084.19           $ 6.79
  Hypothetical..............................     1,000.00         1,018.57             6.58
  (5% annual return before expenses)
Class B
  Actual....................................     1,000.00         1,080.67            10.74
  Hypothetical..............................     1,000.00         1,014.77            10.40
  (5% annual return before expenses)
Class C
  Actual....................................     1,000.00         1,080.13            10.74
  Hypothetical..............................     1,000.00         1,014.77            10.40
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, 2.06% and 2.06% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN UTILITY FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED)

DESCRIPTION                                                   SHARES       VALUE
------------------------------------------------------------------------------------
COMMON STOCKS  98.3%
ELECTRIC UTILITIES  27.2%
Allegheny Energy, Inc. (a)..................................   99,000   $  3,976,830
American Electric Power Co., Inc. ..........................   89,455      3,253,478
DPL, Inc. ..................................................   95,000      2,576,400
Edison International, Inc. .................................  141,000      5,871,240
Entergy Corp. ..............................................   82,000      6,414,860
Exelon Corp. ...............................................  108,000      6,538,320
FirstEnergy Corp. ..........................................  103,872      5,802,290
FPL Group, Inc. ............................................  149,116      6,710,220
Pinnacle West Capital Corp. ................................   40,000      1,802,000
PPL Corp. ..................................................  186,842      6,147,102
Southern Co. ...............................................  121,600      4,190,336
                                                                        ------------
                                                                          53,283,076
                                                                        ------------
ELECTRICAL COMPONENTS & EQUIPMENT  0.4%
FuelCell Energy, Inc. (a)...................................   94,000        715,340
                                                                        ------------

ELECTRONIC EQUIPMENT MANUFACTURERS  1.0%
Itron, Inc. (a).............................................   35,000      1,953,000
                                                                        ------------

GAS UTILITIES  8.5%
AGL Resources, Inc. ........................................  130,000      4,745,000
Equitable Resources, Inc. ..................................  105,000      3,672,900
New Jersey Resources Corp. .................................   79,000      3,894,700
Questar Corp. ..............................................   52,000      4,252,040
                                                                        ------------
                                                                          16,564,640
                                                                        ------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS  10.5%
AES Corp. (a)...............................................  255,000      5,199,450
Constellation Energy Group, Inc. ...........................   48,700      2,883,040
Dynegy, Inc. (a)............................................   61,000        337,940
Mirant Corp. (a)............................................   57,000      1,556,670
NRG Energy, Inc. (a)........................................  100,000      4,530,000
TXU Corp. ..................................................   98,000      6,126,960
                                                                        ------------
                                                                          20,634,060
                                                                        ------------
INTEGRATED TELECOMMUNICATION SERVICES  13.3%
AT&T, Inc. .................................................  148,400      4,831,904
BellSouth Corp. ............................................  126,800      5,420,700
CenturyTel, Inc. ...........................................   30,000      1,190,100
Citizens Communications Co. ................................   24,000        336,960
Qwest Communications International, Inc. (a)................   59,000        514,480
Sprint Corp. ...............................................  131,050      2,247,507
Telefonica SA--ADR (Spain)..................................   59,000      3,065,021
Telefonos de Mexico SA de CV--ADR (Mexico)..................  125,000      3,197,500
Verizon Communications, Inc. ...............................   98,000      3,638,740
Windstream Corp. ...........................................  121,549      1,603,231
                                                                        ------------
                                                                          26,046,143
                                                                        ------------
MULTI-UTILITIES  26.3%
Ameren Corp. ...............................................   72,000      3,800,880
Consolidated Edison, Inc. ..................................   60,600      2,799,720

See Notes to Financial Statements                                             11

VAN KAMPEN UTILITY FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

DESCRIPTION                                                   SHARES       VALUE
------------------------------------------------------------------------------------
MULTI-UTILITIES (CONTINUED)
Dominion Resources, Inc. ...................................   57,000   $  4,359,930
DTE Energy Co. .............................................   37,000      1,535,870
Duke Energy Corp. ..........................................  162,200      4,898,440
MDU Resources Group, Inc. ..................................  189,500      4,233,430
NSTAR.......................................................   83,200      2,775,552
PG&E Corp. .................................................  144,000      5,997,600
PNM Resources, Inc. ........................................   90,600      2,497,842
Public Service Enterprise Group, Inc. ......................   41,000      2,508,790
SCANA Corp. ................................................  131,000      5,275,370
Sempra Energy...............................................  117,000      5,879,250
Wisconsin Energy Corp. .....................................  111,000      4,788,540
                                                                        ------------
                                                                          51,351,214
                                                                        ------------
OIL & GAS STORAGE & TRANSPORTATION  3.9%
El Paso Corp. ..............................................   80,000      1,091,200
Kinder Morgan, Inc. ........................................   18,000      1,887,300
Williams Cos., Inc. ........................................  192,500      4,594,975
                                                                        ------------
                                                                           7,573,475
                                                                        ------------
WIRELESS TELECOMMUNICATION SERVICES  7.2%
ALLTEL Corp. ...............................................   68,300      3,790,650
America Movil SA de CV, Ser L--ADR (Mexico).................   50,000      1,968,500
Crown Castle International Corp. (a)........................  132,000      4,651,680
NII Holdings, Inc., Class B (a).............................   24,000      1,491,840
Rogers Communications, Inc., Class B (Canada)...............   42,000      2,304,540
                                                                        ------------
                                                                          14,207,210
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  98.3%
  (Cost $143,849,215)................................................    192,328,158

REPURCHASE AGREEMENT  2.1%
State Street Bank & Trust Co. ($4,045,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  5.15%, dated 09/29/06, to be sold on 10/02/06 at $4,046,736)
  (Cost $4,045,000)..................................................      4,045,000
                                                                        ------------

TOTAL INVESTMENTS  100.4%
  (Cost $147,894,215)................................................    196,373,158
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.4%)........................       (779,606)
                                                                        ------------

NET ASSETS  100.0%...................................................   $195,593,552
                                                                        ============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

 12                                            See Notes to Financial Statements

VAN KAMPEN UTILITY FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $147,894,215).......................  $196,373,158
Cash........................................................           172
Receivables:
  Dividends.................................................       407,503
  Investments Sold..........................................       201,477
  Fund Shares Sold..........................................        35,266
  Interest..................................................         1,157
Other.......................................................       156,809
                                                              ------------
    Total Assets............................................   197,175,542
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       656,754
  Fund Shares Repurchased...................................       346,041
  Distributor and Affiliates................................       131,761
  Investment Advisory Fee...................................       104,904
Trustees' Deferred Compensation and Retirement Plans........       219,763
Accrued Expenses............................................       122,767
                                                              ------------
    Total Liabilities.......................................     1,581,990
                                                              ------------
NET ASSETS..................................................  $195,593,552
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $177,580,889
Net Unrealized Appreciation.................................    48,478,935
Accumulated Undistributed Net Investment Income.............       681,625
Accumulated Net Realized Loss...............................   (31,147,897)
                                                              ------------
NET ASSETS..................................................  $195,593,552
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $136,958,087 and 6,768,952 shares of
    beneficial interest issued and outstanding).............  $      20.23
    Maximum sales charge (5.75%* of offering price).........          1.23
                                                              ------------
    Maximum offering price to public........................  $      21.46
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $43,450,168 and 2,154,508 shares of
    beneficial interest issued and outstanding).............  $      20.17
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,185,297 and 753,089 shares of
    beneficial interest issued and outstanding).............  $      20.16
                                                              ============

*   On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             13

VAN KAMPEN UTILITY FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended September 30, 2006 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $8,958)......  $ 2,568,518
Interest....................................................       79,323
                                                              -----------
    Total Income............................................    2,647,841
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      620,580
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $165,808, $216,638 and $74,868,
  respectively).............................................      457,314
Shareholder Services........................................      201,738
Legal.......................................................       18,695
Trustees' Fees and Related Expenses.........................       18,340
Custody.....................................................       10,883
Other.......................................................      142,042
                                                              -----------
    Total Expenses..........................................    1,469,592
    Less Credits Earned on Cash Balances....................        3,370
                                                              -----------
    Net Expenses............................................    1,466,222
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,181,619
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 6,217,493
  Foreign Currency Transactions.............................         (193)
                                                              -----------
Net Realized Gain...........................................    6,217,300
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   40,697,379
                                                              -----------
  End of the Period:
    Investments.............................................   48,478,943
    Foreign Currency Translation............................           (8)
                                                              -----------
                                                               48,478,935
                                                              -----------
Net Unrealized Appreciation During the Period...............    7,781,556
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $13,998,856
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $15,180,475
                                                              ===========

 14                                            See Notes to Financial Statements

VAN KAMPEN UTILITY FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                             FOR THE             FOR THE
                                                         SIX MONTHS ENDED       YEAR ENDED
                                                        SEPTEMBER 30, 2006    MARCH 31, 2006
                                                        ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................     $  1,181,619        $  2,821,573
Net Realized Gain.....................................        6,217,300          20,950,184
Net Unrealized Appreciation/Depreciation During the
  Period..............................................        7,781,556          (1,762,506)
                                                           ------------        ------------
Change in Net Assets from Operations..................       15,180,475          22,009,251
                                                           ------------        ------------

Distributions from Net Investment Income:
  Class A Shares......................................       (1,680,725)         (3,531,034)
  Class B Shares......................................         (420,473)           (996,573)
  Class C Shares......................................         (145,377)           (339,878)
                                                           ------------        ------------
Total Distributions...................................       (2,246,575)         (4,867,485)
                                                           ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...       12,933,900          17,141,766
                                                           ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................       13,904,773          56,238,584
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................        1,969,487           4,244,075
Cost of Shares Repurchased............................      (22,530,450)        (55,037,465)
                                                           ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....       (6,656,190)          5,445,194
                                                           ------------        ------------
TOTAL INCREASE IN NET ASSETS..........................        6,277,710          22,586,960
NET ASSETS:
Beginning of the Period...............................      189,315,842         166,728,882
                                                           ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $681,625 and $1,746,581,
  respectively).......................................     $195,593,552        $189,315,842
                                                           ============        ============

See Notes to Financial Statements                                             15

VAN KAMPEN UTILITY FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                 ENDED                    YEAR ENDED MARCH 31,
CLASS A SHARES                 SEPT. 30,    ------------------------------------------------
                                  2006       2006      2005      2004      2003       2002
                               -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $18.90     $17.15    $15.04    $12.12    $ 16.17    $ 20.24
                                 ------     ------    ------    ------    -------    -------
  Net Investment Income.......      .14(a)     .33(a)    .45(a)    .48(a)     .45(a)     .44
  Net Realized and Unrealized
    Gain/Loss.................     1.44       1.94      2.27      2.89      (4.14)     (3.32)
                                 ------     ------    ------    ------    -------    -------
Total from Investment
  Operations..................     1.58       2.27      2.72      3.37      (3.69)     (2.88)
                                 ------     ------    ------    ------    -------    -------
Less:
  Distributions from Net
    Investment Income.........      .25        .52       .61       .45        .36        .36
  Distributions from Net
    Realized Gain.............      -0-        -0-       -0-       -0-        -0-        .83
                                 ------     ------    ------    ------    -------    -------
Total Distributions...........      .25        .52       .61       .45        .36       1.19
                                 ------     ------    ------    ------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD......................   $20.23     $18.90    $17.15    $15.04    $ 12.12    $ 16.17
                                 ======     ======    ======    ======    =======    =======

Total Return (b)..............    8.42%*    13.24%    18.45%    28.10%    -22.90%    -13.96%
Net Assets at End of the
  Period (In millions)........   $137.0     $130.2    $109.5    $ 98.7    $  88.1    $ 135.0
Ratio of Expenses to Average
  Net Assets..................    1.30%      1.30%     1.31%     1.33%      1.33%      1.27%
Ratio of Net Investment Income
  to Average Net Assets.......    1.47%      1.74%     2.89%     3.44%      3.40%      2.45%
Portfolio Turnover............      12%*       46%       27%       27%        29%        35%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 16                                            See Notes to Financial Statements

VAN KAMPEN UTILITY FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                 ENDED                    YEAR ENDED MARCH 31,
CLASS B SHARES                 SEPT. 30,    ------------------------------------------------
                                  2006       2006      2005      2004      2003       2002
                               -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $18.85     $17.13    $15.03    $12.12    $ 16.10    $ 20.16
                                 ------     ------    ------    ------    -------    -------
  Net Investment Income.......      .07(a)     .18(a)    .33(a)    .37(a)     .35(a)     .31
  Net Realized and Unrealized
    Gain/Loss.................     1.44       1.94      2.26      2.88      (4.11)     (3.32)
                                 ------     ------    ------    ------    -------    -------
Total from Investment
  Operations..................     1.51       2.12      2.59      3.25      (3.76)     (3.01)
                                 ------     ------    ------    ------    -------    -------
Less:
  Distributions from Net
    Investment Income.........      .19        .40       .49       .34        .22        .22
  Distributions from Net
    Realized Gain.............      -0-        -0-       -0-       -0-        -0-        .83
                                 ------     ------    ------    ------    -------    -------
Total Distributions...........      .19        .40       .49       .34        .22       1.05
                                 ------     ------    ------    ------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD......................   $20.17     $18.85    $17.13    $15.03    $ 12.12    $ 16.10
                                 ======     ======    ======    ======    =======    =======

Total Return (b)..............    8.07%*    12.39%    17.54%    27.05%    -23.41%    -14.68%
Net Assets at End of the
  Period (In millions)........   $ 43.5     $ 44.2    $ 42.8    $ 42.6    $  38.0    $  65.4
Ratio of Expenses to Average
  Net Assets..................    2.06%      2.06%     2.07%     2.09%      2.09%      2.03%
Ratio of Net Investment Income
  to Average Net Assets.......     .70%       .99%     2.13%     2.68%      2.64%      1.69%
Portfolio Turnover............      12%*       46%       27%       27%        29%        35%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             17

VAN KAMPEN UTILITY FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                 ENDED                    YEAR ENDED MARCH 31,
CLASS C SHARES                 SEPT. 30,    ------------------------------------------------
                                  2006       2006      2005      2004      2003       2002
                               -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $18.85     $17.13    $15.02    $12.12    $ 16.10    $ 20.16
                                 ------     ------    ------    ------    -------    -------
  Net Investment Income.......      .07(a)     .18(a)    .33(a)    .37(a)     .35(a)     .30
  Net Realized and Unrealized
    Gain/Loss.................     1.43       1.94      2.27      2.87      (4.11)     (3.31)
                                 ------     ------    ------    ------    -------    -------
Total from Investment
  Operations..................     1.50       2.12      2.60      3.24      (3.76)     (3.01)
                                 ------     ------    ------    ------    -------    -------
Less:
  Distributions from Net
    Investment Income.........      .19        .40       .49       .34        .22        .22
  Distributions from Net
    Realized Gain.............      -0-        -0-       -0-       -0-        -0-        .83
                                 ------     ------    ------    ------    -------    -------
Total Distributions...........      .19        .40       .49       .34        .22       1.05
                                 ------     ------    ------    ------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD......................   $20.16     $18.85    $17.13    $15.02    $ 12.12    $ 16.10
                                 ======     ======    ======    ======    =======    =======

Total Return (b)..............    8.01%*    12.39%    17.61%    26.96%    -23.41%    -14.68%
Net Assets at End of the
  Period (In millions)........   $ 15.2     $ 15.0    $ 14.4    $ 13.9    $  12.1    $  19.9
Ratio of Expenses to Average
  Net Assets..................    2.06%      2.06%     2.07%     2.09%      2.09%      2.03%
Ratio of Net Investment Income
  to Average Net Assets.......     .71%       .99%     2.13%     2.68%      2.64%      1.69%
Portfolio Turnover............      12%*       46%       27%       27%        29%        35%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 18                                            See Notes to Financial Statements

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Utility Fund (the "Fund") is organized as a series of Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide its shareholders with capital appreciation and current income. The Fund commenced investment operations on July 28, 1993. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights affecting a single class. As of September 30, 2006, there have been no sales of Class I Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Bond discount is accreted and premiums are amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares,

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. During the prior fiscal year, the Fund utilized capital losses carried forward of $20,482,058. At March 31, 2006, the Fund had an accumulated capital loss carryforward for tax purposes of $37,050,154 which will expire according to the following schedule.

AMOUNT                                                          EXPIRATION
$25,423,823.................................................  March 31, 2011
 11,626,331.................................................  March 31, 2012

    At September 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $148,156,433
                                                              ============
Gross tax unrealized appreciation...........................  $ 49,385,408
Gross tax unrealized depreciation...........................    (1,168,683)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 48,216,725
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended March 31, 2006 were as follows:

Distributions paid from:
  Ordinary income...........................................  $4,867,485
  Long-term capital gain....................................         -0-
                                                              ----------
                                                              $4,867,485
                                                              ==========

    As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $1,941,532

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sales transactions.

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

F. EXPENSE REDUCTIONS During the six months ended September 30, 2006, the Fund's custody fee was reduced by $3,370 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward foreign currency contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. The cost of securities is determined using historical exchange rates. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transaction includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .65%
Next $500 million...........................................     .60%
Over $1 billion.............................................     .55%

    For the six months ended September 30, 2006, the Fund recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2006, the Fund recognized expenses of approximately $30,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2006, the Fund recognized expenses of approximately $163,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $133,076 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2006, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $28,907.

    For the six months ended September 30, 2006, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $20,200 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $36,300. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2006 and the year ended March 31, 2006, transactions were as follows:

                                               FOR THE                       FOR THE
                                           SIX MONTH ENDED                  YEAR ENDED
                                          SEPTEMBER 30, 2006              MARCH 31, 2006
                                      --------------------------    --------------------------
                                        SHARES         VALUE          SHARES         VALUE
Sales:
  Class A...........................     491,288    $  9,694,306     2,117,221    $ 39,506,358
  Class B...........................     161,672       3,190,284       625,949      11,569,705
  Class C...........................      51,978       1,020,183       277,846       5,162,521
                                      ----------    ------------    ----------    ------------
Total Sales.........................     704,938    $ 13,904,773     3,021,016    $ 56,238,584
                                      ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A...........................      76,975    $  1,495,378       163,929    $  3,122,929
  Class B...........................      19,072         368,974        46,042         875,647
  Class C...........................       5,425         105,135        12,911         245,499
                                      ----------    ------------    ----------    ------------
Total Dividend Reinvestment.........     101,472    $  1,969,487       222,882    $  4,244,075
                                      ==========    ============    ==========    ============
Repurchases:
  Class A...........................    (689,596)   $(13,444,836)   (1,778,244)   $(33,313,929)
  Class B...........................    (368,566)     (7,172,242)     (830,875)    (15,445,298)
  Class C...........................     (97,920)     (1,913,372)     (335,802)     (6,278,238)
                                      ----------    ------------    ----------    ------------
Total Repurchases...................  (1,156,082)   $(22,530,450)   (2,944,921)   $(55,037,465)
                                      ==========    ============    ==========    ============

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

4. REDEMPTION FEE

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund. For the six months ended September 30, 2006, the Fund received redemption fees of approximately $2,100, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $22,796,174 and $29,751,340, respectively.

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $807,900 and $72,800 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. LEGAL MATTERS

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative action which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss another derivative action brought by the same plaintiff that brought this derivative action, alleging market timing and late trading in the Van Kampen funds. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the market timing action. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be

VAN KAMPEN UTILITY FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

dismissed in light of the rulings dismissing the two cases discussed above. The Court has approved a notice to shareholders regarding the dismissal, which is located at the back of this Report.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Fund's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN UTILITY FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                          Notice to Fund Shareholders

    As previously disclosed, a derivative action was filed on behalf of the Fund against the Fund's investment adviser, broker-dealer, distributor, and Trustees. The complaint alleges that defendants violated federal securities laws and state laws in connection with certain economic incentive programs. The case is pending before the Honorable Richard Owen, United States District Judge in the Southern District of New York. Defendants have filed a motion to dismiss the complaint in its entirety on numerous grounds, and that motion is still pending.

    On April 18, 2006, Judge Owen dismissed a separate lawsuit against Morgan Stanley and all of the same corporate defendants that are named in the derivative action. The Morgan Stanley suit related to the same incentive programs that are at issue in the derivative action, and asserted many of the same legal claims. In his decision, Judge Owen found that the programs do not violate federal law, and that defendants had made the appropriate disclosures concerning the programs. The plaintiffs in the Morgan Stanley suit did not appeal from the decision, and that decision is now final.

    In light of this decision by Judge Owen--as well as several other decisions by other judges in the Southern District of New York and certain other courts that have dismissed similar complaints against other investment funds--plaintiff in the derivative action has determined that the suit would be unsuccessful, if pursued further. Accordingly, plaintiff has asked Judge Owen to dismiss the action. No attorneys' fees will be paid by defendants and no consideration will be paid to the named plaintiff.

    All investors in the Fund are hereby provided notice of this proposed dismissal. If you object to the proposed dismissal, your objection must be mailed no later than December 29, 2006, in writing, to the Honorable Richard Owen, United States District Judge, United States Courthouse, Room 640, 500 Pearl Street, New York, NY 10007-1312. Copies of the objection must also be mailed to Denise Davis Schwartzman, Esquire, Chimicles & Tikellis LLP, 361 West Lancaster Avenue, Haverford, PA 19041; and Richard A. Rosen, Esquire, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064.

  Van Kampen Utility Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Utility Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Utility Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2006 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                 134, 384, 584
                                                                UTLF SAR 11/06
    (VAN KAMPEN INVESTMENTS LOGO)                           RN06-03225P-Y09/06

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Mid Cap Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/06

                              A SHARES              B SHARES              C SHARES            I SHARES
                           since 12/27/95        since 12/27/95        since 12/27/95      since 8/12/05
---------------------------------------------------------------------------------------------------------
                                      W/MAX                 W/MAX                 W/MAX
                                      5.75%                 5.00%                 1.00%
AVERAGE ANNUAL           W/O SALES    SALES    W/O SALES    SALES    W/O SALES    SALES      W/O SALES
TOTAL RETURNS             CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES      CHARGES

Since Inception           14.63%      14.00%    14.05%      14.05%    13.83%     13.83%         7.34%

10-year                   11.17       10.51     10.50       10.50     10.33      10.33            --

5-year                    10.20        8.90      9.37        9.16      9.39       9.39            --

1-year                     6.03       -0.05      5.20        0.20      5.20       4.20          6.28

6-month                   -7.45      -12.76     -7.83      -12.43     -7.83      -8.75         -7.33
---------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares eight years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell Midcap Growth(R) Index is generally representative of mid-capitalization growth stocks. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index is an index of the largest 1,000 U.S. companies based on total market capitalization. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an Index. Source for index performance:
Lipper Inc.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006

MARKET CONDITIONS

The U.S. markets experienced a great deal of volatility over the six-month period ended September 30, 2006, which created a challenging environment for growth-oriented investors. Although 2006 began well, investors' enthusiasm soon cooled on news regarding the weakening housing market and increasing concerns over the Fed's ability to keep inflation in check. The decline started in February as investors encountered mixed economic and corporate news, and escalated into a steep sell-off in May and June following the Fed's 16th and 17th consecutive rate increases. However, these concerns began to abate in August, when the Fed left the federal funds target rate unchanged. This pause was well received by investors and the markets once again entered positive territory. In response to the obvious signs of a slowing economy, the Fed opted to leave interest rates unchanged once again at its meeting in September. At the conclusion of the reporting period, the markets were performing moderately well as oil and commodity prices significantly declined from their highs, interest rates remained stable and inflation appeared to be tamed.

The uncertainty facing the markets for much of the reporting period prompted investors to avoid economically sensitive sectors in favor of more defensive and less cyclical areas of the markets. In this environment, value stocks generally outpaced growth stocks, while large-capitalization stocks outperformed their mid-cap and small-cap counterparts over the six-month period ended September 30, 2006.

PERFORMANCE ANALYSIS

The fund returned -7.45 percent for the six months ended September 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Russell Midcap(R) Growth Index, returned -3.85 percent for the period.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006

---------------------------------------------------------------------
                                              RUSSELL MIDCAP(R)
      CLASS A   CLASS B   CLASS C   CLASS I     GROWTH INDEX

      -7.45%    -7.83%    -7.83%    -7.33%          -3.85%
---------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Stock selection was the primary cause of the fund's underperformance relative to the Russell Midcap Growth Index, although sector allocation decisions did help to mitigate the negative impact on overall returns for the period. Among those sectors that hampered the fund's total performance was the consumer discretionary sector, where investments in commercial services firms and casinos and gambling companies turned out to be disadvantageous to returns. An overweight position in this sector also moderately detracted from returns. Within the financial services sector, holdings in investment management companies and diversified financial services firms adversely affected performance. The health care sector underperformed due to its underweight position as well as the fund's stock selection in health care facilities and drugs and pharmaceutical companies.

Despite these detractors on overall performance, there were some noteworthy contributors to the fund for the period. The technology sector yielded positive results due to an underweight position and stock selection, especially in semiconductors and computer services software companies. The fund also benefited from strong stock selection in the consumer staples and the "other" (a category which includes multi-industry companies) sectors.

For the six-month period, consumer discretionary represented the largest sector weight in the fund, followed by the health care and financial services sectors. The consumer discretionary sector also represented the largest overweight position relative to the Russell Midcap Growth Index, while the health care and financial services sectors were underweighted versus the Russell Midcap Growth Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

TOP TEN HOLDINGS AS OF 9/30/06
Ultra Petroleum Corp.                                             4.7%
Corporate Executive Board Co.                                     3.8
NII Holdings, Inc., Class B                                       3.3
Abercrombie & Fitch Co., Class A                                  3.2
Expeditors International of Washington, Inc.                      3.0
Akamai Technologies, Inc.                                         3.0
Coach, Inc.                                                       2.9
Dade Behring Holdings, Inc.                                       2.9
Iron Mountain, Inc.                                               2.9
Loews Corp.--Carolina Group                                       2.7

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/06
Oil & Gas Exploration & Production                                6.4%
Wireless Telecommunication Services                               5.7
Air Freight & Logistics                                           5.6
Diversified Commercial & Professional Services                    5.3
Real Estate Management & Development                              4.9
Health Care Supplies                                              4.7
Casinos & Gaming                                                  4.0
Internet Software & Services                                      3.5
Internet Retail                                                   3.4
Homebuilding                                                      3.4
Education Services                                                3.3
Hotels, Resorts & Cruise Lines                                    3.3
Apparel Retail                                                    3.2
Apparel, Accessories & Luxury Goods                               2.9
Asset Management & Custody Banks                                  2.9
Data Processing & Outsourced Services                             2.9
Tobacco                                                           2.7
Restaurants                                                       2.6
Human Resource & Employment Services                              2.6
Environmental & Facilities Services                               2.5
Home Entertainment Software                                       2.5
Advertising                                                       2.4
Broadcasting & Cable TV                                           2.2
Industrial Machinery                                              1.4
Packaged Foods & Meats                                            1.4

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/06
                                       (continued from previous page)
Multi-Sector Holdings                                             1.4
Specialized Finance                                               1.4
Semiconductor Equipment                                           1.3
Semiconductors                                                    1.2
Gas Utilities                                                     1.1
Specialized Consumer Services                                     1.1
Construction Materials                                            1.0
Insurance Brokers                                                 1.0
Paper Products                                                    0.9
Biotechnology                                                     0.9
                                                                -----
Total Long-Term Investments                                      97.0%
Short-Term Investments                                            2.7
Other Assets in Excess of Liabilities                             0.3
                                                                -----
Net Assets                                                      100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/06 - 9/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/06           9/30/06       4/1/06-9/30/06
Class A
  Actual                                          $1,000.00        $  925.53          $ 6.03
  Hypothetical                                     1,000.00         1,018.77            6.33
  (5% annual return before expenses)
Class B
  Actual                                           1,000.00           921.75            9.64
  Hypothetical                                     1,000.00         1,014.97           10.10
  (5% annual return before expenses)
Class C
  Actual                                           1,000.00           921.75            9.64
  Hypothetical                                     1,000.00         1,014.97           10.10
  (5% annual return before expenses)
Class I
  Actual                                           1,000.00           926.74            4.83
  Hypothetical                                     1,000.00         1,020.07            5.06
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.00%, 2.00% and 1.00% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.
 8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                    SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS  97.0%
ADVERTISING  2.4%
Focus Media Holding Ltd.--ADR (Cayman Islands) (a)..........   193,923    $   11,232,020
Lamar Advertising, Class A (a)..............................   304,168        16,245,613
                                                                          --------------
                                                                              27,477,633
                                                                          --------------
AIR FREIGHT & LOGISTICS  5.6%
C.H. Robinson Worldwide, Inc................................   661,741        29,500,414
Expeditors International of Washington, Inc.................   762,042        33,971,832
                                                                          --------------
                                                                              63,472,246
                                                                          --------------
APPAREL, ACCESSORIES & LUXURY GOODS  2.9%
Coach, Inc. (a).............................................   966,303        33,240,823
                                                                          --------------

APPAREL RETAIL  3.2%
Abercrombie & Fitch Co., Class A............................   517,648        35,966,183
                                                                          --------------

ASSET MANAGEMENT & CUSTODY BANKS  2.9%
Calamos Asset Management, Inc., Class A.....................   770,297        22,585,108
Janus Capital Group, Inc. ..................................   517,000        10,195,240
                                                                          --------------
                                                                              32,780,348
                                                                          --------------
BIOTECHNOLOGY  0.9%
Techne Corp. (a)............................................   204,169        10,384,035
                                                                          --------------

BROADCASTING & CABLE TV  2.2%
Grupo Televisa S.A.--ADR (Mexico)...........................  1,150,751       24,464,966
                                                                          --------------

CASINOS & GAMING  4.0%
International Game Technology...............................   435,558        18,075,657
Station Casinos, Inc. ......................................   200,509        11,595,435
Wynn Resorts, Ltd. (a)......................................   235,200        15,995,952
                                                                          --------------
                                                                              45,667,044
                                                                          --------------
CONSTRUCTION MATERIALS  1.0%
Florida Rock Industries, Inc. ..............................   302,400        11,705,904
                                                                          --------------

DATA PROCESSING & OUTSOURCED SERVICES  2.9%
Iron Mountain, Inc. (a).....................................   760,304        32,647,454
                                                                          --------------

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES  5.3%
ChoicePoint, Inc. (a).......................................   485,134        17,367,797
Corporate Executive Board Co. ..............................   474,104        42,626,691
                                                                          --------------
                                                                              59,994,488
                                                                          --------------
EDUCATION SERVICES  3.3%
Apollo Group, Inc., Class A (a).............................   434,300        21,384,932
ITT Educational Services, Inc. (a)..........................   250,166        16,586,006
                                                                          --------------
                                                                              37,970,938
                                                                          --------------
ENVIRONMENTAL & FACILITIES SERVICES  2.5%
Stericycle, Inc. (a)........................................   414,857        28,952,870
                                                                          --------------

GAS UTILITIES  1.1%
Questar Corp. ..............................................   149,969        12,262,965
                                                                          --------------

 12                                            See Notes to Financial Statements

VAN KAMPEN MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES         VALUE
----------------------------------------------------------------------------------------
HEALTH CARE SUPPLIES  4.7%
Dade Behring Holdings, Inc. ................................   819,178    $   32,898,188
Gen-Probe, Inc. (a).........................................   425,016        19,929,000
                                                                          --------------
                                                                              52,827,188
                                                                          --------------
HOME ENTERTAINMENT SOFTWARE  2.5%
Activision, Inc. (a)........................................  1,869,007       28,222,006
                                                                          --------------

HOMEBUILDING  3.4%
Desarrolladora Homex SA de CV--ADR (Mexico) (a).............   460,573        17,391,236
M.D.C. Holdings, Inc. ......................................   186,100         8,644,345
NVR, Inc. (a)...............................................    22,409        11,988,815
                                                                          --------------
                                                                              38,024,396
                                                                          --------------
HOTELS, RESORTS & CRUISE LINES  3.3%
Choice Hotels International, Inc. ..........................   372,310        15,227,479
InterContinental Hotels Group PLC--ADR (United Kingdom).....  1,254,851       22,135,572
                                                                          --------------
                                                                              37,363,051
                                                                          --------------
HUMAN RESOURCE & EMPLOYMENT SERVICES  2.6%
Monster Worldwide, Inc. (a).................................   800,703        28,977,442
                                                                          --------------

INDUSTRIAL MACHINERY  1.4%
Pentair, Inc. ..............................................   604,877        15,841,729
                                                                          --------------

INSURANCE BROKERS  1.0%
Brown & Brown, Inc. ........................................   364,510        11,139,426
                                                                          --------------

INTERNET RETAIL  3.4%
Amazon.com, Inc. (a)........................................   837,500        26,900,500
Expedia, Inc. (a)...........................................   758,034        11,885,973
                                                                          --------------
                                                                              38,786,473
                                                                          --------------
INTERNET SOFTWARE & SERVICES  3.5%
Akamai Technologies, Inc. (a)...............................   674,818        33,734,152
Baidu.com, Inc.--ADR (Cayman Islands) (a)...................    67,053         5,869,820
                                                                          --------------
                                                                              39,603,972
                                                                          --------------
MULTI-SECTOR HOLDINGS  1.4%
Leucadia National Corp. ....................................   599,315        15,684,073
                                                                          --------------

OIL & GAS EXPLORATION & PRODUCTION  6.4%
Southwestern Energy Co. (a).................................   642,653        19,196,045
Ultra Petroleum Corp. (Canada) (a)..........................  1,111,452       53,471,956
                                                                          --------------
                                                                              72,668,001
                                                                          --------------
PACKAGED FOODS & MEATS  1.4%
Wm. Wrigley Jr. Co. ........................................   341,943        15,749,895
                                                                          --------------

PAPER PRODUCTS  0.9%
MeadWestvaco Corp. .........................................   397,105        10,527,254
                                                                          --------------

REAL ESTATE MANAGEMENT & DEVELOPMENT  4.9%
Brookfield Asset Management, Inc., Class A (Canada).........   593,413        26,311,932
CB Richard Ellis Group, Inc., Class A (a)...................   659,156        16,215,238
Saint Joe Co. ..............................................   242,017        13,279,473
                                                                          --------------
                                                                              55,806,643
                                                                          --------------

See Notes to Financial Statements                                             13

VAN KAMPEN MID CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES         VALUE
----------------------------------------------------------------------------------------
RESTAURANTS  2.6%
Cheesecake Factory, Inc. (a)................................   431,268    $   11,726,177
Wendy's International, Inc. ................................   263,919        17,682,573
                                                                          --------------
                                                                              29,408,750
                                                                          --------------
SEMICONDUCTOR EQUIPMENT  1.3%
Tessera Technologies, Inc. (a)..............................   413,597        14,384,904
                                                                          --------------

SEMICONDUCTORS  1.2%
Marvell Technology Group Ltd. (Bermuda) (a).................   703,133        13,619,686
                                                                          --------------

SPECIALIZED CONSUMER SERVICES  1.1%
Weight Watchers International, Inc. ........................   271,612        12,043,276
                                                                          --------------

SPECIALIZED FINANCE  1.4%
Chicago Mercantile Exchange Holdings, Inc. .................    32,559        15,571,342
                                                                          --------------

TOBACCO  2.7%
Loews Corp.--Carolina Group.................................   543,569        30,108,287
                                                                          --------------

WIRELESS TELECOMMUNICATION SERVICES  5.7%
Crown Castle International Corp. (a)........................   788,260        27,778,282
NII Holdings, Inc., Class B (a).............................   594,508        36,954,617
                                                                          --------------
                                                                              64,732,899
                                                                          --------------

TOTAL LONG-TERM INVESTMENTS  97.0%
  (Cost $969,643,862)..................................................    1,098,078,590

REPURCHASE AGREEMENT  2.7%
State Street Bank & Trust Co. ($29,965,000 par collateralized by U.S.
Government obligations in a pooled cash account, interest rate of
5.15%, dated 09/29/06, to be sold on 10/02/06 at $29,977,860)
  (Cost $29,965,000)...................................................       29,965,000
                                                                          --------------

TOTAL INVESTMENTS  99.7%
  (Cost $999,608,862)..................................................    1,128,043,590
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%............................        3,521,878
                                                                          --------------
NET ASSETS  100.0%.....................................................   $1,131,565,468
                                                                          ==============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

 14                                            See Notes to Financial Statements

VAN KAMPEN MID CAP GROWTH FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $999,608,862).......................  $1,128,043,590
Cash........................................................             857
Receivables:
  Investments Sold..........................................       3,816,853
  Fund Shares Sold..........................................       3,721,187
  Dividends.................................................         709,054
  Interest..................................................           8,573
Other.......................................................         157,335
                                                              --------------
    Total Assets............................................   1,136,457,449
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       2,693,531
  Distributor and Affiliates................................         713,309
  Investment Advisory Fee...................................         653,321
  Investments Purchased.....................................         369,853
Accrued Expenses............................................         255,535
Trustees' Deferred Compensation and Retirement Plans........         206,432
                                                              --------------
    Total Liabilities.......................................       4,891,981
                                                              --------------
NET ASSETS..................................................  $1,131,565,468
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,015,050,437
Net Unrealized Appreciation.................................     128,434,728
Accumulated Net Investment Loss.............................      (3,254,308)
Accumulated Net Realized Loss...............................      (8,665,389)
                                                              --------------
NET ASSETS..................................................  $1,131,565,468
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $880,625,172 and 34,901,024 shares of
    beneficial interest issued and outstanding).............  $        25.23
    Maximum sales charge (5.75% * of offering price)........            1.54
                                                              --------------
    Maximum offering price to public........................  $        26.77
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $166,930,940 and 7,266,731 shares of
    beneficial interest issued and outstanding).............  $        22.97
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $80,273,420 and 3,494,247 shares of
    beneficial interest issued and outstanding).............  $        22.97
                                                              ==============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,735,936 and 147,658 shares of
    beneficial interest issued and outstanding).............  $        25.30
                                                              ==============

*   On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             15

VAN KAMPEN MID CAP GROWTH FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended September 30, 2006 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $29,046).....  $  3,864,870
Interest....................................................       777,356
                                                              ------------
    Total Income............................................     4,642,226
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     3,920,480
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,046,165, $858,591 and $392,877,
  respectively).............................................     2,297,633
Shareholder Services........................................     1,171,313
Legal.......................................................        42,716
Custody.....................................................        34,963
Trustees' Fees and Related Expenses.........................        23,404
Other.......................................................       267,479
                                                              ------------
    Total Expenses..........................................     7,757,988
    Less Credits Earned on Cash Balances....................        31,858
                                                              ------------
    Net Expenses............................................     7,726,130
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (3,083,904)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 14,377,631
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   225,937,896
  End of the Period.........................................   128,434,728
                                                              ------------
Net Unrealized Depreciation During the Period...............   (97,503,168)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(83,125,537)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(86,209,441)
                                                              ============

 16                                            See Notes to Financial Statements

VAN KAMPEN MID CAP GROWTH FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                             FOR THE             FOR THE
                                                         SIX MONTHS ENDED       YEAR ENDED
                                                        SEPTEMBER 30, 2006    MARCH 31, 2006
                                                        ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss...................................    $   (3,083,904)     $   (4,934,433)
Net Realized Gain.....................................        14,377,631          81,747,977
Net Unrealized Appreciation/Depreciation During the
  Period..............................................       (97,503,168)        128,695,790
                                                          --------------      --------------
Change in Net Assets from Operations..................       (86,209,441)        205,509,334
                                                          --------------      --------------

Distributions from Net Realized Gain:
  Class A Shares......................................               -0-         (16,667,398)
  Class B Shares......................................               -0-          (4,752,676)
  Class C Shares......................................               -0-          (1,809,761)
  Class I Shares......................................               -0-             (74,545)
                                                          --------------      --------------
Total Distributions...................................               -0-         (23,304,380)
                                                          --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...       (86,209,441)        182,204,954
                                                          --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................       310,911,664         452,243,684
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................               -0-          22,147,291
Cost of Shares Repurchased............................      (136,347,582)       (224,767,897)
                                                          --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....       174,564,082         249,623,078
                                                          --------------      --------------
TOTAL INCREASE IN NET ASSETS..........................        88,354,641         431,828,032
NET ASSETS:
Beginning of the Period...............................     1,043,210,827         611,382,795
                                                          --------------      --------------
End of the Period (Including accumulated net
  investment loss of $3,254,308 and $170,404,
  respectively).......................................    $1,131,565,468      $1,043,210,827
                                                          ==============      ==============

See Notes to Financial Statements                                             17

VAN KAMPEN MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                 ENDED                     YEAR ENDED MARCH 31,
CLASS A SHARES               SEPTEMBER 30,    -----------------------------------------------
                                 2006          2006      2005      2004      2003       2002
                             ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............     $27.26        $21.37    $19.07    $13.89    $ 18.95    $18.60
                                ------        ------    ------    ------    -------    ------
  Net Investment Loss
    (a)....................       (.05)         (.11)     (.19)     (.18)      (.13)     (.19)
  Net Realized and
    Unrealized Gain/Loss...      (1.98)         6.72      2.49      5.36      (4.93)      .57
                                ------        ------    ------    ------    -------    ------
Total from Investment
  Operations...............      (2.03)         6.61      2.30      5.18      (5.06)      .38
Less Distributions from Net
  Realized Gain............        -0-           .72       -0-       -0-        -0-       .03
                                ------        ------    ------    ------    -------    ------
NET ASSET VALUE, END OF THE
  PERIOD...................     $25.23        $27.26    $21.37    $19.07    $ 13.89    $18.95
                                ======        ======    ======    ======    =======    ======

Total Return* (b)..........     -7.45%**      31.18%    12.06%    37.29%    -26.70%     2.06%
Net Assets at End of the
  Period (In millions).....     $880.6        $784.6    $429.2    $260.2    $ 190.7    $169.1
Ratio of Expenses to
  Average Net Assets*......      1.25%         1.32%     1.40%     1.48%      1.54%     1.43%
Ratio of Net Investment
  Loss to Average Net
  Assets*..................      (.40%)        (.44%)    (.93%)   (1.05%)     (.89%)   (1.02%)
Portfolio Turnover.........        25%**         86%       96%      268%       180%      127%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets....        N/A         1.32%     1.41%       N/A        N/A       N/A
   Ratio of Net Investment
     Loss to Average Net
     Assets................        N/A         (.44%)    (.94%)      N/A        N/A       N/A

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rules 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable.

 18                                            See Notes to Financial Statements

VAN KAMPEN MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                 ENDED                     YEAR ENDED MARCH 31,
CLASS B SHARES               SEPTEMBER 30,    -----------------------------------------------
                                 2006          2006      2005      2004      2003       2002
                             ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............    $24.92        $19.73    $17.74    $13.02    $ 17.90    $17.70
                                ------        ------    ------    ------    -------    ------
  Net Investment Loss (a)...      (.13)         (.27)     (.31)     (.29)      (.24)     (.31)
  Net Realized and
    Unrealized Gain/Loss....     (1.82)         6.18      2.30      5.01      (4.64)      .54
                                ------        ------    ------    ------    -------    ------
Total from Investment
  Operations................     (1.95)         5.91      1.99      4.72      (4.88)      .23
Less Distributions from Net
  Realized Gain.............       -0-           .72       -0-       -0-        -0-       .03
                                ------        ------    ------    ------    -------    ------
NET ASSET VALUE, END OF THE
  PERIOD....................    $22.97        $24.92    $19.73    $17.74    $ 13.02    $17.90
                                ======        ======    ======    ======    =======    ======

Total Return* (b)...........    -7.83%**      30.22%    11.22%    36.25%    -27.26%     1.32%
Net Assets at End of the
  Period (In millions)......    $166.9        $178.8    $137.3    $107.7    $  81.1    $116.8
Ratio of Expenses to Average
  Net Assets*...............     2.00%         2.08%     2.15%     2.24%      2.27%     2.19%
Ratio of Net Investment Loss
  to Average Net Assets*....    (1.15%)       (1.24%)   (1.68%)   (1.81%)    (1.63%)   (1.78%)
Portfolio Turnover..........       25%**         86%       96%      268%       180%      127%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets.....       N/A         2.08%     2.16%       N/A        N/A       N/A
   Ratio of Net Investment
     Loss to Average Net
     Assets.................       N/A        (1.24%)   (1.69%)      N/A        N/A       N/A

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable.

See Notes to Financial Statements                                             19

VAN KAMPEN MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                 ENDED                     YEAR ENDED MARCH 31,
CLASS C SHARES               SEPTEMBER 30,    -----------------------------------------------
                                 2006          2006      2005      2004      2003       2002
                             ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............     $24.92        $19.73    $17.74    $13.02    $ 17.89    $17.69
                                ------        ------    ------    ------    -------    ------
  Net Investment Loss
    (a)....................       (.13)         (.27)     (.31)     (.29)      (.23)     (.31)
  Net Realized and
    Unrealized Gain/Loss...      (1.82)         6.18      2.30      5.01      (4.64)      .54
                                ------        ------    ------    ------    -------    ------
Total from Investment
  Operations...............      (1.95)         5.91      1.99      4.72      (4.87)      .23
Less Distributions from Net
  Realized Gain............        -0-           .72       -0-       -0-        -0-       .03
                                ------        ------    ------    ------    -------    ------
NET ASSET VALUE, END OF THE
  PERIOD...................     $22.97        $24.92    $19.73    $17.74    $ 13.02    $17.89
                                ======        ======    ======    ======    =======    ======

Total Return* (b)..........     -7.83%**      30.22%    11.22%    36.25%    -27.22%     1.32%
Net Assets at End of the
  Period (In millions).....     $ 80.3        $ 77.0    $ 44.9    $ 28.2    $  21.5    $ 22.7
Ratio of Expenses to
  Average Net Assets*......      2.00%         2.08%     2.15%     2.24%      2.29%     2.19%
Ratio of Net Investment
  Loss to Average Net
  Assets*..................     (1.15%)       (1.21%)   (1.68%)   (1.81%)    (1.62%)   (1.78%)
Portfolio Turnover.........        25%**         86%       96%      268%       180%      127%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets....        N/A         2.08%     2.16%       N/A        N/A       N/A
   Ratio of Net Investment
     Loss to Average Net
     Assets................        N/A        (1.21%)   (1.69%)      N/A        N/A       N/A

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable.

 20                                            See Notes to Financial Statements

VAN KAMPEN MID CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            SIX MONTHS      AUGUST 12, 2005
                                                               ENDED         (COMMENCEMENT
CLASS I SHARES                                             SEPTEMBER 30,   OF OPERATIONS) TO
                                                               2006          MARCH 31, 2006
                                                           ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................     $ 27.30           $ 24.01
                                                              -------           -------
  Net Investment Loss (a)................................        (.02)             (.08)
  Net Realized and Unrealized Gain/Loss..................       (1.98)             4.09
                                                              -------           -------
Total from Investment Operations.........................       (2.00)             4.01
Less Distributions from Net Realized Gain................         -0-               .72
                                                              -------           -------
NET ASSET VALUE, END OF THE PERIOD.......................     $ 25.30           $ 27.30
                                                              =======           =======

Total Return (b).........................................      -7.33%*           16.93%*
Net Assets at End of the Period (In millions)............     $   3.7           $   2.9
Ratio of Expenses to Average Net Assets..................       1.00%             1.07%
Ratio of Net Investment Loss to Average Net Assets.......       (.14%)            (.48%)
Portfolio Turnover.......................................         25%*              86%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

See Notes to Financial Statements                                             21

VAN KAMPEN MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Mid Cap Growth Fund (the "Fund") is organized as a diversified series of the Van Kampen Equity Trust, a Delaware statutory trust, which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on December 27, 1995. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies

VAN KAMPEN MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the prior fiscal year, the Fund utilized capital losses carried forward of $26,771,276. At March 31, 2006, the Fund had an accumulated capital loss carryforward for tax purposes of $53,869,245 which will expire according to the following schedule.

AMOUNT                                                            EXPIRATION
$34,334,887.................................................    March 31, 2009
 19,534,358.................................................    March 31, 2010

    At September 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $1,000,359,343
                                                                ==============
Gross tax unrealized appreciation...........................    $  179,706,500
Gross tax unrealized depreciation...........................       (52,022,253)
                                                                --------------
Net tax unrealized appreciation on investments..............    $  127,684,247
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. The tax character of distributions paid during the year ended March 31, 2006 were as follows:

                                                                 2006
Distributions paid from:
  Ordinary income...........................................  $         0
  Long-term capital gain....................................   23,304,380

    As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term capital gain........................    $31,576,708

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2006, the Fund's custody fee was reduced by $31,858 as a result of credits earned on cash balances.

VAN KAMPEN MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the six months ended September 30, 2006, the Fund recognized expenses of approximately $9,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2006, the Fund recognized expenses of approximately $64,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2006, the Fund recognized expenses of approximately $1,056,700 representing transfer agency fees paid to VKIS. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $116,341 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2006, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $19,127.

    For the six months ended September 30, 2006, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately

VAN KAMPEN MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

$617,700 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $115,100. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2006 and the year ended March 31, 2006, transactions were as follows:

                                             FOR THE                        FOR THE
                                        SIX MONTHS ENDED                  YEAR ENDED
                                       SEPTEMBER 30, 2006               MARCH 31, 2006
                                   ---------------------------    ---------------------------
                                     SHARES          VALUE          SHARES          VALUE
Sales:
  Class A........................  10,194,831    $ 263,083,385    14,288,533    $ 355,698,485
  Class B........................   1,137,979       26,961,975     1,847,737       42,078,272
  Class C........................     809,275       19,160,266     1,286,633       29,596,844
  Class I........................      65,489        1,706,038     1,035,123       24,870,083
                                   ----------    -------------    ----------    -------------
Total Sales......................  12,207,574    $ 310,911,664    18,458,026    $ 452,243,684
                                   ==========    =============    ==========    =============
Dividend Reinvestment:
  Class A........................         -0-    $         -0-       630,952    $  16,026,131
  Class B........................         -0-              -0-       195,004        4,535,721
  Class C........................         -0-              -0-        64,966        1,510,894
  Class I........................         -0-              -0-         2,932           74,545
                                   ----------    -------------    ----------    -------------
Total Dividend Reinvestment......         -0-    $         -0-       893,854    $  22,147,291
                                   ==========    =============    ==========    =============
Repurchases:
  Class A........................  (4,071,856)   $(102,304,128)   (6,221,037)   $(149,216,831)
  Class B........................  (1,047,451)     (24,199,322)   (1,824,755)     (39,872,424)
  Class C........................    (403,520)      (9,287,057)     (537,385)     (11,914,306)
  Class I........................     (22,356)        (557,075)     (933,530)     (23,764,336)
                                   ----------    -------------    ----------    -------------
Total Repurchases................  (5,545,183)   $(136,347,582)   (9,516,707)   $(224,767,897)
                                   ==========    =============    ==========    =============

4. REDEMPTION FEE

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the six months ended September 30, 2006, the Fund received redemption fees of approximately $7,300, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $446,626,104 and $270,411,513, respectively.

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares,

VAN KAMPEN MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $1,068,100 and $155,700 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. LEGAL MATTERS

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative action which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss another derivative action brought by the same plaintiff that brought this derivative action, alleging market timing and late trading in the Van Kampen funds. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the market timing action. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above. The Court has approved a notice to shareholders regarding the dismissal, which is located at the back of this Report.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Fund's financial statements, if any, is currently being assessed.

VAN KAMPEN MID CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN MID CAP GROWTH FUND

BOARD OF TRUSTEES, OFFICERS, AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
 28

                          Notice to Fund Shareholders

    As previously disclosed, a derivative action was filed on behalf of the Fund against the Fund's investment adviser, broker-dealer, distributor, and Trustees. The complaint alleges that defendants violated federal securities laws and state laws in connection with certain economic incentive programs. The case is pending before the Honorable Richard Owen, United States District Judge in the Southern District of New York. Defendants have filed a motion to dismiss the complaint in its entirety on numerous grounds, and that motion is still pending.

    On April 18, 2006, Judge Owen dismissed a separate lawsuit against Morgan Stanley and all of the same corporate defendants that are named in the derivative action. The Morgan Stanley suit related to the same incentive programs that are at issue in the derivative action, and asserted many of the same legal claims. In his decision, Judge Owen found that the programs do not violate federal law, and that defendants had made the appropriate disclosures concerning the programs. The plaintiffs in the Morgan Stanley suit did not appeal from the decision, and that decision is now final.

    In light of this decision by Judge Owen -- as well as several other decisions by other judges in the Southern District of New York and certain other courts that have dismissed similar complaints against other investment funds -- plaintiff in the derivative action has determined that the suit would be unsuccessful, if pursued further. Accordingly, plaintiff has asked Judge Owen to dismiss the action. No attorneys' fees will be paid by defendants and no consideration will be paid to the named plaintiff.

    All investors in the Fund are hereby provided notice of this proposed dismissal. If you object to the proposed dismissal, your objection must be mailed no later than December 29, 2006, in writing, to the Honorable Richard Owen, United States District Judge, United States Courthouse, Room 640, 500 Pearl Street, New York, NY 10007-1312. Copies of the objection must also be mailed to Denise Davis Schwartzman, Esquire, Chimicles & Tikellis LLP, 361 West Lancaster Avenue, Haverford, PA 19041; and Richard A. Rosen, Esquire, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064.

  Van Kampen Mid Cap Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Mid Cap Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Mid Cap Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2006 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                  86, 186, 286
                                                                  GF SAR 11/06
    (VAN KAMPEN INVESTMENTS LOGO)                           RN06-03174P-Y09/06

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Small Cap Value Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I [AND R] SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/06

                              A SHARES              B SHARES              C SHARES           I SHARES
                            since 6/21/99         since 6/21/99         since 6/21/99      since 8/12/05
--------------------------------------------------------------------------------------------------------
                                      W/MAX                 W/MAX                 W/MAX
                                      5.75%                 5.00%                 1.00%
AVERAGE ANNUAL           W/O SALES    SALES    W/O SALES    SALES    W/O SALES    SALES      W/O SALES
TOTAL RETURNS             CHARGES    CHARGE     CHARGES    CHARGE     CHARGES    CHARGE       CHARGES

Since Inception            12.26%     11.35%     11.39%     11.39%     11.42%     11.42%       11.52%

5-year                     13.66      12.32      12.79      12.60      12.83      12.83           --

1-year                     12.63       6.17      11.74       6.91      11.78      10.81        12.92

6-month                     0.55      -5.22       0.12      -4.88       0.17      -0.83         0.66
--------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index includes the 2,000 smallest companies in the Russell 3000 Index, which in turn consists of the 3,000 largest U.S. companies based on total market capitalization. The index is unmanaged and does not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Source for index performance: Lipper, Inc.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006

MARKET CONDITIONS

The broad stock market's meager return during the six months ended September 30, 2006 reflected an environment of caution. With evidence of a slowing economy beginning to mount, the monetary policy actions of the Federal Open Market Committee (the "Fed") stoked investors' uncertainties about the likelihood of recession. The reporting period began on a relatively tame note, helped by reasonable inflation data, strong economic activity, and the general expectation that first quarter gross domestic product (GDP) growth would recover from the fourth quarter's disappointing growth rate. However, market turbulence increased significantly in May. A backdrop of sharply rising commodity prices and an uptick in long-term interest rates reignited inflation concerns, and the April and May Consumer Price Index reports gave additional weight to investors' anxieties. Moreover, the Fed moved the target federal funds rate up for the 16th consecutive time and left the door open for additional increases, prompting a sell-off in the market.

Sentiment stayed negative during most of June, although stocks rallied significantly in the final days of the month. The Fed raised rates again at its June 29th meeting, but its language suggested that additional rate increases might soon become unnecessary. Although investors became more convinced that the Fed would pause its monetary tightening, negative influences affected the market in July. The price of oil soared to a new high, geopolitical conflicts escalated, and second quarter GDP growth came in lower than expected. Additionally, a number of bellwether technology companies announced earnings disappointments, and retail sales and housing data declined.

In August and September, stock markets turned positive again. After 17 consecutive increases, the Fed did indeed leave the federal funds rate unchanged at both its August and September meetings. Decent headline inflation data gave investors hope that the pause could be longer lasting, and retail sales numbers also beat expectations. Oil prices declined from their recent record levels as the Israeli-Hezbollah conflict reached a peaceful accord and the U.S. hurricane season appeared to be relatively quiet. Gasoline prices also fell, providing some relief to consumers and helping raise expectations for consumer spending during the back-to-school shopping season. However, housing trends continued to show weakness--investors seemed surprised by the acceleration in the downward trend--and second quarter GDP growth was revised lower.

After seven years of relative outperformance, small- and mid-capitalization stocks registered negative returns in the six-month period, while large-cap stocks eked out a modest gain. In terms of investment style, value generally outpaced growth, particularly as investors refocused on defensive areas of the market; that is, those seen as less likely to be affected by a slower economy. Utilities, retail, and consumer staples were the best performing sectors within the fund's
 2
small-cap value universe of stocks (as measured by the Russell 2000(R) Value Index). In contrast, the market's weakest sectors tended to be those perceived to be vulnerable to an economic slowdown. The consumer durables sector had the weakest return, driven by housing-related industries such as homebuilders, and furnishings and appliances. The technology sector was another laggard, hampered by seasonal trends and continued negative fallout related to stock options backdating. Within the basic resources sector, declining stock prices in the steel, non-ferrous metals, and paper industries led the group lower.

PERFORMANCE ANALYSIS

The fund returned 0.55 percent for the six months ended September 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Russell 2000(R) Value Index, returned -0.22 percent for the period.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006

-----------------------------------------------------------------
                                                 RUSSELL
                                                 2000(R)
      CLASS A   CLASS B   CLASS C   CLASS I    VALUE INDEX

       0.55%     0.12%     0.17%     0.66%       -0.22%
-----------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Stock selection in the technology sector was the largest positive contributor to the fund's performance relative to the Russell 2000 Value Index, notably in the telecommunications equipment and software and services areas. The technology sector as a whole did not perform well in the broad market and, as a result, the fund's underweight in the sector was also a positive influence. The consumer staples sector was another source of gains relative to the Russell 2000 Value Index, primarily due to strong stock selection in the food and beverage industry. An overweight in that sector also proved advantageous. Elsewhere, positive company-specific news in a number of holdings, particularly media stocks, enhanced returns in the consumer services sector.

Another notable theme in the fund's performance during the period came from industry consolidation. In 2005 and 2006, merger-and-acquisition activity continued at a strong pace across a number of industries. Several of the fund's holdings--including some of the companies discussed above in the technology, consumer staples and consumer services sectors--received offers to be acquired at a premium during the reporting period, which produced good gains.

However, certain investments detracted from the fund's performance relative to the Russell 2000 Value Index. In the energy sector, stock selection (primarily in the coal industry, but also in some of the fund's exploration and production holdings) hampered the fund's relative results. An underweight to the financial services sector was a negative influence as well. In the retail sector, stock selection in the specialty retail and restaurant groups diminished the fund's overall performance.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

TOP 10 HOLDINGS AS OF 9/30/06
Belden CDT, Inc.                                                  3.0%
Acco Brands Corp.                                                 2.9
DRS Technologies, Inc.                                            2.5
Apria Healthcare Group, Inc.                                      2.3
Geo Group, Inc.                                                   2.1
Electronics for Imaging, Inc.                                     2.0
MAXIMUS, Inc.                                                     2.0
Laidlaw International, Inc.                                       1.9
United American Indemnity                                         1.8
Acuity Brands, Inc.                                               1.7

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/06
Electrical Components & Equipment                                 5.4%
Aerospace & Defense                                               4.7
Diversified Commercial & Professional Services                    4.7
IT Consulting & Other Services                                    4.1
Industrial Machinery                                              3.9
Regional Banks                                                    3.8
Apparel Retail                                                    3.6
Property & Casualty Insurance                                     3.4
Application Software                                              3.3
Office Services & Supplies                                        2.9
Oil & Gas Exploration & Production                                2.5
Reinsurance                                                       2.5
Restaurants                                                       2.5
Agricultural Products                                             2.4
Commercial Printing                                               2.3
Health Care Services                                              2.3
Oil & Gas Equipment & Services                                    2.2
Computer Storage & Peripherals                                    2.0
Gas Utilities                                                     1.9
Multi-Utilities                                                   1.9
Miscellaneous Transportation                                      1.9
Publishing                                                        1.8
Thrifts & Mortgage Finance                                        1.8
Paper Packaging                                                   1.7
Air Freight & Logistics                                           1.6
Health Care Equipment                                             1.6
Life & Health Insurance                                           1.5
Mortgage REIT's                                                   1.5
Specialty Chemicals                                               1.5
Diversified Chemicals                                             1.4
Communications Equipment                                          1.3
Data Processing & Outsourced Services                             1.3
Personal Products                                                 1.3
Automotive Retail                                                 1.2
Housewares & Specialties                                          1.1
Marine                                                            1.1
Broadcasting & Cable TV                                           1.0
Electronic Equipment Manufacturers                                1.0
Office REIT's                                                     1.0
Investment Company                                                1.0

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/06
                                       (continued from previous page)
Health Care Supplies                                              0.9
Systems Software                                                  0.9
Specialized REIT's                                                0.8
Wireless Telecommunication Services                               0.8
Household Products                                                0.7
Specialized Consumer Services                                     0.7
Specialty Stores                                                  0.7
Trading Companies & Distributors                                  0.7
Insurance Brokers                                                 0.5
Managed Health Care                                               0.4
Electronic Manufacturing Services                                 0.1
                                                                -----
Total Long-Term Investments                                      97.1%
Short-Term Investments                                            2.4
                                                                -----
Total Investments                                                99.5
Other Assets in Excess of Liabilities                             0.5
                                                                -----
Total Net Assets                                                100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm, which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/06 - 9/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/06           9/30/06       4/1/06-9/30/06
Class A
  Actual......................................    $1,000.00        $1,005.49          $ 6.99
  Hypothetical................................     1,000.00         1,018.07            7.03
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,001.16           10.79
  Hypothetical................................     1,000.00         1,014.27           10.86
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,001.73           10.74
  Hypothetical................................     1,000.00         1,014.37           10.81
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00         1,006.57            5.73
  Hypothetical................................     1,000.00         1,019.37            5.77
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, 2.14%, 2.13% and 1.14% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS  97.1%
AEROSPACE & DEFENSE  4.7%
AAR Corp. (a)...............................................    47,800    $  1,139,552
DRS Technologies, Inc. .....................................   176,200       7,694,654
Moog, Inc., Class A (a).....................................   111,600       3,868,056
MTC Technologies, Inc. (a)..................................    61,260       1,472,690
                                                                          ------------
                                                                            14,174,952
                                                                          ------------
AGRICULTURAL PRODUCTS  2.4%
Corn Products International, Inc. ..........................   131,600       4,282,264
Delta & Pine Land Co. ......................................    74,803       3,029,521
                                                                          ------------
                                                                             7,311,785
                                                                          ------------
AIR FREIGHT & LOGISTICS  1.6%
Pacer International, Inc. ..................................   178,200       4,946,832
                                                                          ------------

APPAREL RETAIL  3.6%
Maidenform Brands, Inc. (a).................................   239,890       4,629,877
Stage Stores, Inc. .........................................   122,250       3,586,815
Tween Brands, Inc. (a)......................................    74,200       2,789,920
                                                                          ------------
                                                                            11,006,612
                                                                          ------------
APPLICATION SOFTWARE  3.3%
Intergraph Corp. (a)........................................   116,700       5,004,096
MSC Software Corp. (a)......................................   315,949       4,865,615
                                                                          ------------
                                                                             9,869,711
                                                                          ------------
AUTOMOTIVE RETAIL  1.2%
Lithia Motors, Inc., Class A................................   140,000       3,460,800
                                                                          ------------

BROADCASTING & CABLE TV  1.0%
Sinclair Broadcast Group, Inc., Class A.....................   379,400       2,978,290
                                                                          ------------

COMMERCIAL PRINTING  2.3%
Cenveo, Inc. (a)............................................   239,200       4,501,744
John H. Harland Co. ........................................    66,069       2,408,215
                                                                          ------------
                                                                             6,909,959
                                                                          ------------
COMMUNICATIONS EQUIPMENT  1.3%
Tekelec (a).................................................   299,500       3,881,520
                                                                          ------------

COMPUTER STORAGE & PERIPHERALS  2.0%
Electronics for Imaging, Inc. (a)...........................   264,700       6,056,336
                                                                          ------------

DATA PROCESSING & OUTSOURCED SERVICES  1.3%
Gevity HR, Inc. ............................................   167,900       3,824,762
                                                                          ------------

DIVERSIFIED CHEMICALS  1.4%
Hercules, Inc. (a)..........................................   267,638       4,220,651
                                                                          ------------

See Notes to Financial Statements                                             13

VAN KAMPEN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES  4.7%
Brinks Co. .................................................    76,400    $  4,053,784
FTI Consulting, Inc. (a)....................................   128,500       3,220,210
G & K Services, Inc., Class A...............................    15,663         570,603
Geo Group, Inc. (a).........................................   153,443       6,482,967
                                                                          ------------
                                                                            14,327,564
                                                                          ------------
ELECTRICAL COMPONENTS & EQUIPMENT  5.4%
Acuity Brands, Inc. ........................................   112,500       5,107,500
Belden CDT, Inc. ...........................................   236,200       9,029,926
General Cable Corp. (a).....................................    53,860       2,057,991
                                                                          ------------
                                                                            16,195,417
                                                                          ------------
ELECTRONIC EQUIPMENT MANUFACTURERS  1.0%
Paxar Corp. (a).............................................   152,100       3,038,958
                                                                          ------------

ELECTRONIC MANUFACTURING SERVICES  0.1%
Methode Electronics, Inc. ..................................    32,000         304,320
                                                                          ------------

GAS UTILITIES  1.9%
AGL Resources, Inc. ........................................    83,000       3,029,500
UGI Corp. ..................................................   106,100       2,594,145
                                                                          ------------
                                                                             5,623,645
                                                                          ------------
HEALTH CARE EQUIPMENT  1.6%
Bio-Rad Laboratories, Inc., Class A (a).....................    70,110       4,958,880
                                                                          ------------

HEALTH CARE SERVICES  2.3%
Apria Healthcare Group, Inc. (a)............................   350,300       6,914,922
                                                                          ------------

HEALTH CARE SUPPLIES  0.9%
West Pharmaceutical Services, Inc. .........................    70,500       2,768,535
                                                                          ------------

HOUSEHOLD PRODUCTS  0.7%
Central Garden & Pet Co. (a)................................    44,700       2,157,222
                                                                          ------------

HOUSEWARES & SPECIALTIES  1.1%
Jarden Corp. (a)............................................   101,400       3,343,158
                                                                          ------------

INDUSTRIAL MACHINERY  3.9%
Albany International Corp., Class A.........................   119,200       3,792,944
CIRCOR International, Inc. .................................   132,363       4,043,690
Watts Water Technologies, Inc., Class A.....................   125,700       3,992,232
                                                                          ------------
                                                                            11,828,866
                                                                          ------------
INSURANCE BROKERS  0.5%
National Financial Partners Corp. ..........................    38,000       1,559,140
                                                                          ------------

 14                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
IT CONSULTING & OTHER SERVICES  4.1%
Gartner, Inc. (a)...........................................   199,900    $  3,516,241
Keane, Inc. (a).............................................   202,900       2,923,789
MAXIMUS, Inc. ..............................................   231,400       6,039,540
                                                                          ------------
                                                                            12,479,570
                                                                          ------------
LIFE & HEALTH INSURANCE  1.5%
Conseco, Inc. (a)...........................................   211,300       4,435,187
                                                                          ------------

MANAGED HEALTH CARE  0.4%
Magellan Health Services, Inc. (a)..........................    28,900       1,231,140
                                                                          ------------

MARINE  1.1%
American Commercial Lines, Inc. (a).........................    56,300       3,347,035
                                                                          ------------

MISCELLANEOUS TRANSPORTATION  1.9%
Laidlaw International, Inc. ................................   207,400       5,668,242
                                                                          ------------

MORTGAGE REIT'S  1.5%
Anthracite Capital, Inc. ...................................   358,600       4,611,596
                                                                          ------------

MULTI-UTILITIES  1.9%
Avista Corp. ...............................................   115,500       2,735,040
PNM Resources, Inc. ........................................   111,550       3,075,434
                                                                          ------------
                                                                             5,810,474
                                                                          ------------
OFFICE REIT'S  1.0%
Parkway Properties, Inc. ...................................    63,100       2,933,519
                                                                          ------------

OFFICE SERVICES & SUPPLIES  2.9%
Acco Brands Corp. (a).......................................   397,200       8,841,672
                                                                          ------------

OIL & GAS EQUIPMENT & SERVICES  2.2%
Superior Energy Services, Inc. (a)..........................   103,420       2,715,809
Universal Compression Holdings, Inc. (a)....................    74,370       3,975,077
                                                                          ------------
                                                                             6,690,886
                                                                          ------------
OIL & GAS EXPLORATION & PRODUCTION  2.5%
Denbury Resources, Inc. (a).................................   127,500       3,684,750
St. Mary Land & Exploration Co. ............................   105,840       3,885,386
                                                                          ------------
                                                                             7,570,136
                                                                          ------------
PAPER PACKAGING  1.7%
Rock-Tenn Co., Class A......................................   253,900       5,027,220
                                                                          ------------

PERSONAL PRODUCTS  1.3%
NBTY, Inc. (a)..............................................   138,700       4,059,749
                                                                          ------------

See Notes to Financial Statements                                             15

VAN KAMPEN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
PROPERTY & CASUALTY INSURANCE  3.4%
NYMAGIC, Inc. ..............................................    62,800    $  1,990,760
ProAssurance Corp. (a)......................................    60,099       2,961,679
United America Indemnity (Cayman Islands) (a)...............   240,747       5,409,585
                                                                          ------------
                                                                            10,362,024
                                                                          ------------
PUBLISHING  1.8%
ADVO, Inc. .................................................   101,800       2,848,364
Proquest Co. (a)............................................   206,700       2,691,234
                                                                          ------------
                                                                             5,539,598
                                                                          ------------
REGIONAL BANKS  3.8%
Alabama National Bank Corp. ................................    23,600       1,610,700
Central Pacific Financial Corp. ............................    46,500       1,700,970
Greater Bay Bancorp.........................................    71,300       2,011,373
Integra Bank Corp. .........................................    82,880       2,095,206
MB Financial Corp. .........................................    66,150       2,438,951
Provident Bankshares Corp. .................................    47,600       1,763,580
                                                                          ------------
                                                                            11,620,780
                                                                          ------------
REINSURANCE  2.5%
Max Re Capital Ltd. (Bermuda)...............................   174,800       4,013,408
Platinum Underwriters Holdings Ltd. (Bermuda)...............   118,800       3,662,604
                                                                          ------------
                                                                             7,676,012
                                                                          ------------
RESTAURANTS  2.5%
AFC Enterprises, Inc. (a)...................................   303,800       4,386,872
Denny's Corp. (a)...........................................   948,000       3,232,680
                                                                          ------------
                                                                             7,619,552
                                                                          ------------
SPECIALIZED CONSUMER SERVICES  0.7%
Jackson Hewitt Tax Service, Inc. ...........................    67,340       2,020,873
                                                                          ------------

SPECIALIZED REIT'S  0.8%
LaSalle Hotel Properties....................................    58,300       2,526,722
                                                                          ------------

SPECIALTY CHEMICALS  1.5%
Cytec Industries, Inc. .....................................    79,100       4,397,169
                                                                          ------------

SPECIALTY STORES  0.7%
Guitar Center, Inc. (a).....................................    47,400       2,117,832
                                                                          ------------

SYSTEMS SOFTWARE  0.9%
Hummingbird Ltd. (Canada) (a)...............................   100,450       2,795,524
                                                                          ------------

THRIFTS & MORTGAGE FINANCE  1.8%
First Niagara Financial Group, Inc. ........................   209,983       3,061,552
Provident New York Bancorp..................................   164,810       2,254,601
Triad Guaranty, Inc. (a)....................................     2,019         103,312
                                                                          ------------
                                                                             5,419,465
                                                                          ------------
TRADING COMPANIES & DISTRIBUTORS  0.7%
TAL International Group, Inc. ..............................   105,800       2,244,018
                                                                          ------------

 16                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP VALUE FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES  0.8%
Syniverse Holdings, Inc. (a)................................   155,000    $  2,325,000
                                                                          ------------

INVESTMENT COMPANY  1.0%
IShares Russell 2000 Value Index Fund.......................    40,900       3,016,375
                                                                          ------------
TOTAL LONG-TERM INVESTMENTS  97.1%
  (Cost $217,196,568)..................................................    294,050,207

REPURCHASE AGREEMENT  2.4%
State Street Bank & Trust Co. ($7,133,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  5.15%, dated 09/29/06, to be sold on 10/02/06 at $7,136,061)
  (Cost $7,133,000)....................................................      7,133,000
                                                                          ------------

TOTAL INVESTMENTS  99.5%
  (Cost $224,329,568)..................................................    301,183,207
OTHER ASSETS IN EXCESS OF LIABILITIES  0.5%............................      1,555,916
                                                                          ------------

NET ASSETS  100.0%.....................................................   $302,739,123
                                                                          ============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements                                             17

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $224,329,568).......................  $301,183,207
Cash........................................................           158
Receivables:
  Investments Sold..........................................     2,184,831
  Fund Shares Sold..........................................     1,253,107
  Dividends.................................................       298,540
  Interest..................................................         2,041
Other.......................................................        60,223
                                                              ------------
    Total Assets............................................   304,982,107
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,058,383
  Fund Shares Repurchased...................................       351,406
  Distributor and Affiliates................................       308,521
  Investment Advisory Fee...................................       166,429
Accrued Expenses............................................       250,860
Trustees' Deferred Compensation and Retirement Plans........       107,385
                                                              ------------
    Total Liabilities.......................................     2,242,984
                                                              ------------
NET ASSETS..................................................  $302,739,123
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $173,780,976
Net Unrealized Appreciation.................................    76,853,639
Accumulated Net Realized Gain...............................    53,024,295
Accumulated Undistributed Net Investment Loss...............      (919,787)
                                                              ------------
NET ASSETS..................................................  $302,739,123
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $149,713,399 and 8,169,598 shares of
    beneficial interest issued and outstanding).............  $      18.33
    Maximum sales charge (5.75%* of offering price).........          1.12
                                                              ------------
    Maximum offering price to public........................  $      19.45
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $109,676,715 and 6,330,563 shares of
    beneficial interest issued and outstanding).............  $      17.32
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $34,610,457 and 1,994,118 shares of
    beneficial interest issued and outstanding).............  $      17.36
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $8,738,552 and 475,552 shares of
    beneficial interest issued and outstanding).............  $      18.38
                                                              ============

*   On sales of $50,000 or more, the sales charge will be reduced.

 18                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended September 30, 2006 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $5,018)......  $  1,548,640
Interest....................................................       305,025
                                                              ------------
    Total Income............................................     1,853,665
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,037,185
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $191,220, $560,901 and $175,614,
  respectively).............................................       927,735
Shareholder Services........................................       447,256
Legal.......................................................        28,034
Custody.....................................................        19,288
Trustees' Fees and Related Expenses.........................        19,126
Other.......................................................       216,830
                                                              ------------
    Total Expenses..........................................     2,695,454
    Less Credits Earned on Cash Balances....................         5,843
                                                              ------------
    Net Expenses............................................     2,689,611
                                                              ------------
NET INVESTMENT LOSS.........................................  $   (835,946)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 17,813,802
  Foreign Currency Transactions.............................            80
                                                              ------------
Net Realized Gain...........................................    17,813,882
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    93,605,979
  End of the Period.........................................    76,853,639
                                                              ------------
Net Unrealized Depreciation During the Period...............   (16,752,340)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $  1,061,542
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $    225,596
                                                              ============

See Notes to Financial Statements                                             19

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                         SEPTEMBER 30, 2006    MARCH 31, 2006
                                                         ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss....................................     $   (835,946)      $    (910,928)
Net Realized Gain......................................       17,813,882          66,166,828
Net Unrealized Appreciation/Depreciation During the
  Period...............................................      (16,752,340)          1,097,441
                                                            ------------       -------------
Change in Net Assets from Operations...................          225,596          66,353,341
                                                            ------------       -------------

Distributions from Net Realized Gain:
  Class A Shares.......................................              -0-         (19,349,909)
  Class B Shares.......................................              -0-         (17,221,682)
  Class C Shares.......................................              -0-          (4,969,690)
  Class I Shares.......................................              -0-          (1,254,028)
                                                            ------------       -------------
Total Distributions....................................              -0-         (42,795,309)
                                                            ------------       -------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....          225,596          23,558,032
                                                            ------------       -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................       41,043,367         103,905,430
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.........................................              -0-          40,711,572
Cost of Shares Repurchased.............................      (55,784,851)       (222,545,399)
                                                            ------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....      (14,741,484)        (77,928,397)
                                                            ------------       -------------
TOTAL DECREASE IN NET ASSETS...........................      (14,515,888)        (54,370,365)
NET ASSETS:
Beginning of the Period................................      317,255,011         371,625,376
                                                            ------------       -------------
End of the Period (Including accumulated net investment
  loss of $919,787 and $83,841, respectively)..........     $302,739,123       $ 317,255,011
                                                            ============       =============

 20                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                 ENDED                       YEAR ENDED MARCH 31,
CLASS A SHARES                 SEPT. 30,     -----------------------------------------------------
                                  2006        2006        2005        2004        2003       2002
                               -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $18.23      $17.17      $16.28      $10.62      $ 14.13    $11.59
                                 ------      ------      ------      ------      -------    ------
  Net Investment
    Income/Loss...............     (.02)(b)     .03(b)     (.05)(b)    (.07)(b)     (.05)      .02(b)
  Net Realized and Unrealized
    Gain/Loss.................      .12        3.52        1.52        5.73        (3.31)     2.53
                                 ------      ------      ------      ------      -------    ------
Total from Investment
  Operations..................      .10        3.55        1.47        5.66        (3.36)     2.55
                                 ------      ------      ------      ------      -------    ------
Less:
  Distributions from Net
    Investment Income.........      -0-         -0-         -0-         -0-          -0-       -0-(c)
  Distributions from Net
    Realized Gain.............      -0-        2.49         .58         -0-          .15       .01
                                 ------      ------      ------      ------      -------    ------
Total Distributions...........      -0-        2.49         .58         -0-          .15       .01
                                 ------      ------      ------      ------      -------    ------
NET ASSET VALUE, END OF THE
  PERIOD......................   $18.33      $18.23      $17.17      $16.28      $ 10.62    $14.13
                                 ======      ======      ======      ======      =======    ======

Total Return* (a).............    0.55%**    22.13%       9.12%      53.30%      -23.84%    22.07%
Net Assets at End of the
  Period (In millions)........   $149.7      $154.4      $202.2      $204.8      $ 118.2    $ 73.2
Ratio of Expenses to Average
  Net Assets*.................    1.38%       1.38%       1.45%       1.50%        1.50%     1.50%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets*.....................    (.19%)       .14%       (.30%)      (.49%)       (.39%)     .14%
Portfolio Turnover............      25%**       40%         40%         48%          66%      101%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets.......      N/A         N/A         N/A       1.50%        1.59%     1.63%
   Ratio of Net Investment
     Income/Loss to Average
     Net Assets...............      N/A         N/A         N/A       (.49%)       (.48%)     .01%

**  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12-b1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

(c) Amount is less than $.01.

N/A=Not Applicable

See Notes to Financial Statements                                             21

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                 ENDED                       YEAR ENDED MARCH 31,
CLASS B SHARES                 SEPT. 30,     -----------------------------------------------------
                                  2006        2006        2005        2004        2003       2002
                               -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD..................   $17.30      $16.53      $15.81      $10.39      $ 13.94    $11.52
                                 ------      ------      ------      ------      -------    ------
  Net Investment Loss.........     (.08)(b)    (.12)(b)    (.17)(b)    (.17)(b)     (.12)     (.08)(b)
  Net Realized and Unrealized
    Gain/Loss.................      .10        3.38        1.47        5.59        (3.28)     2.51
                                 ------      ------      ------      ------      -------    ------
Total from Investment
  Operations..................      .02        3.26        1.30        5.42        (3.40)     2.43
Less Distributions from Net
  Realized Gain...............      -0-        2.49         .58         -0-          .15       .01
                                 ------      ------      ------      ------      -------    ------
NET ASSET VALUE, END OF THE
  PERIOD......................   $17.32      $17.30      $16.53      $15.81      $ 10.39    $13.94
                                 ======      ======      ======      ======      =======    ======

Total Return* (a).............    0.12%**    21.19%       8.31%      52.17%      -24.46%    21.12%
Net Assets at End of the
  Period (In millions)........   $109.7      $116.4      $131.4      $135.0      $  85.2    $ 86.6
Ratio of Expenses to Average
  Net Assets*.................    2.14%       2.15%       2.21%       2.25%        2.25%     2.25%
Ratio of Net Investment Loss
  to Average Net Assets*......    (.95%)      (.70%)     (1.06%)     (1.24%)      (1.13%)    (.61%)
Portfolio Turnover............      25%**       40%         40%         48%          66%      101%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets.......      N/A         N/A         N/A       2.25%        2.34%     2.38%
   Ratio of Net Investment
     Loss to Average Net
     Assets...................      N/A         N/A         N/A      (1.24%)      (1.22%)    (.74%)

**  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

N/A=Not Applicable

 22                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                ENDED                         YEAR ENDED MARCH 31,
CLASS C SHARES                SEPT. 30,       -----------------------------------------------------
                                 2006          2006        2005        2004        2003       2002
                              ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................   $17.33        $16.55      $15.83      $10.40      $ 13.95    $11.52
                                ------        ------      ------      ------      -------    ------
  Net Investment Loss........     (.08)(b)      (.11)(b)    (.16)(b)    (.17)(b)     (.13)     (.08)(b)
  Net Realized and Unrealized
    Gain/Loss................      .11          3.38        1.46        5.60        (3.27)     2.52
                                ------        ------      ------      ------      -------    ------
Total from Investment
  Operations.................      .03          3.27        1.30        5.43        (3.40)     2.44
Less Distributions from Net
  Realized Gain..............      -0-          2.49         .58         -0-          .15       .01
                                ------        ------      ------      ------      -------    ------
NET ASSET VALUE, END OF THE
  PERIOD.....................   $17.36        $17.33      $16.55      $15.83      $ 10.40    $13.95
                                ======        ======      ======      ======      =======    ======

Total Return* (a)............    0.17%(c)**   21.23%(c)    8.30%(c)   52.21%      -24.44%    21.21%
Net Assets at End of the
  Period (In millions).......   $ 34.6        $ 36.7      $ 38.0      $ 43.7      $  25.8    $ 29.3
Ratio of Expenses to Average
  Net Assets*................    2.13%(c)      2.12%(c)    2.16%(c)    2.25%        2.25%     2.25%
Ratio of Net Investment Loss
  to Average Net Assets*.....    (.94%)(c)     (.67%)(c)  (1.01%)(c)  (1.24%)      (1.13%)    (.61%)
Portfolio Turnover...........      25%**         40%         40%         48%          66%      101%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets......      N/A           N/A         N/A       2.25%        2.34%     2.38%
   Ratio of Net Investment
     Loss to Average Net
     Assets..................      N/A           N/A         N/A      (1.24%)      (1.22%)    (.74%)

**  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

(c) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

N/A=Not Applicable

See Notes to Financial Statements                                             23

VAN KAMPEN SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             SIX MONTHS    AUGUST 12, 2005
                                                               ENDED       (COMMENCEMENT OF
CLASS I SHARES                                               SEPT. 30,      OPERATIONS) TO
                                                                2006        MARCH 31, 2006
                                                             ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................   $18.26           $18.68
                                                               ------           ------
  Net Investment Income/Loss................................      .01(b)          (.01)
  Net Realized and Unrealized Gain..........................      .11             2.08
                                                               ------           ------
Total from Investment Operations............................      .12             2.07
Less Distributions from Net Realized Gain...................      -0-             2.49
                                                               ------           ------
NET ASSET VALUE, END OF THE PERIOD..........................   $18.38           $18.26
                                                               ======           ======

Total Return (a)............................................    0.66%*          12.42%*
Net Assets at End of the Period (In millions)...............   $  8.7           $  9.8
Ratio of Expenses to Average Net Assets.....................    1.14%            1.13%
Ratio of Net Investment Income/Loss to Average Net Assets...     .06%            (.11%)
Portfolio Turnover..........................................      25%*             40%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

 24                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Value Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek capital appreciation. The Fund commenced investment operations on June 21, 1999. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies

VAN KAMPEN SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $224,696,040
                                                              ============
Gross tax unrealized appreciation...........................    84,313,079
Gross tax unrealized depreciation...........................    (7,825,912)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 76,487,167
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the fiscal year ended March 31, 2006 was as follows:

Distributions paid from:
  Ordinary income...........................................  $       -0-
  Long-term capital gain....................................   42,795,309
                                                              -----------
                                                              $42,795,309
                                                              ===========

    As of March 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $ 1,557,680
Undistributed long-term capital.............................   34,313,614

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2006, the Fund's custody fee was reduced by $5,843 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................    0.670%
Next $500 million...........................................    0.645%
Over $1 billion.............................................    0.620%

    The Advisor has agreed to waive all expenses in excess of 1.50% of Class A average net assets, 2.25% of Class B average net assets, 2.25% of class C average net assets and 1.25% of Class I average net assets. This waiver is voluntary and can be discontinued at any time.

VAN KAMPEN SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

    For the six months ended September 30, 2006, the Fund recognized expenses of approximately $4,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2006, the Fund recognized expenses of approximately $45,000 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2006, the Fund recognized expenses of approximately $363,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $47,681 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease on the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2006, the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of the Adviser, totaling $162.

    For the six months ended September 30, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $43,100 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $67,400. Sales charges do not represent expenses of the Fund.

VAN KAMPEN SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2006 and the year ended March 31, 2006 transactions were as follows:

                                              FOR THE                        FOR THE
                                          SIX MONTH ENDED                   YEAR ENDED
                                         SEPTEMBER 30, 2006               MARCH 31, 2006
                                     --------------------------    ----------------------------
                                       SHARES         VALUE          SHARES           VALUE
Sales:
  Class A..........................   1,723,898    $ 31,142,290      1,900,209    $  33,436,126
  Class B..........................     455,295       7,673,834        481,014        8,072,638
  Class C..........................     124,574       2,131,909        119,682        2,011,418
  Class I..........................       5,280          95,334      3,234,156       60,385,248
                                     ----------    ------------    -----------    -------------
Total Sales........................   2,309,047    $ 41,043,367      5,735,061    $ 103,905,430
                                     ==========    ============    ===========    =============
Dividend Reinvestment:
  Class A..........................         -0-    $        -0-      1,135,971    $  18,811,807
  Class B..........................         -0-             -0-      1,032,545       16,262,656
  Class C..........................         -0-             -0-        277,762        4,383,081
  Class I..........................         -0-             -0-         75,635        1,254,028
                                     ----------    ------------    -----------    -------------
Total Dividend Reinvestment........         -0-    $        -0-      2,521,913    $  40,711,572
                                     ==========    ============    ===========    =============
Repurchases:
  Class A..........................  (2,025,401)   $(35,912,763)    (6,345,050)   $(115,296,516)
  Class B..........................    (855,502)    (14,541,869)    (2,731,647)     (46,270,030)
  Class C..........................    (245,983)     (4,188,446)      (580,333)      (9,818,260)
  Class I..........................     (64,089)     (1,141,773)    (2,775,430)     (51,160,593)
                                     ----------    ------------    -----------    -------------
Total Repurchases..................  (3,190,975)   $(55,784,851)   (12,432,460)   $(222,545,399)
                                     ==========    ============    ===========    =============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund. For the six months ended September 30, 2006, the Fund received redemption fees of approximately $6,100, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $74,205,328 and $90,618,957, respectively.

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and

VAN KAMPEN SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $913,900 and $1,700 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. LEGAL MATTERS

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative action which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss another derivative action brought by the same plaintiff that brought this derivative action, alleging market timing and late trading in the Van Kampen funds. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the market timing action. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above. The Court has approved a notice to shareholders regarding the dismissal, which is located at the back of this Report.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Fund's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN SMALL CAP VALUE FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                          Notice to Fund Shareholders

    As previously disclosed, a derivative action was filed on behalf of the Fund against the Fund's investment adviser, broker-dealer, distributor, and Trustees. The complaint alleges that defendants violated federal securities laws and state laws in connection with certain economic incentive programs. The case is pending before the Honorable Richard Owen, United States District Judge in the Southern District of New York. Defendants have filed a motion to dismiss the complaint in its entirety on numerous grounds, and that motion is still pending.

    On April 18, 2006, Judge Owen dismissed a separate lawsuit against Morgan Stanley and all of the same corporate defendants that are named in the derivative action. The Morgan Stanley suit related to the same incentive programs that are at issue in the derivative action, and asserted many of the same legal claims. In his decision, Judge Owen found that the programs do not violate federal law, and that defendants had made the appropriate disclosures concerning the programs. The plaintiffs in the Morgan Stanley suit did not appeal from the decision, and that decision is now final.

    In light of this decision by Judge Owen--as well as several other decisions by other judges in the Southern District of New York and certain other courts that have dismissed similar complaints against other investment funds-- plaintiff in the derivative action has determined that the suit would be unsuccessful, if pursued further. Accordingly, plaintiff has asked Judge Owen to dismiss the action. No attorneys' fees will be paid by defendants and no consideration will be paid to the named plaintiff.

    All investors in the Fund are hereby provided notice of this proposed dismissal. If you object to the proposed dismissal, your objection must be mailed no later than December 29, 2006, in writing, to the Honorable Richard Owen, United States District Judge, United States Courthouse, Room 640, 500 Pearl Street, New York, NY 10007-1312. Copies of the objection must also be mailed to Denise Davis Schwartzman, Esquire, Chimicles & Tikellis LLP, 361 West Lancaster Avenue, Haverford, PA 19041; and Richard A. Rosen, Esquire, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064.

  Van Kampen Small Cap Value Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Small Cap Value Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Small Cap Value Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2006 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                  78, 178, 278
                                                                 SCV SAR 11/06
    (VAN KAMPEN INVESTMENTS LOGO)                           RN06-03178P-Y09/06

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Select Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND. PLEASE SEE THE PROSPECTUS FOR MORE COMPLETE INFORMATION ON INVESTMENT RISKS.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/06

                               A SHARES                B SHARES                C SHARES
                            since 6/26/00           since 6/26/00           since 6/26/00
---------------------------------------------------------------------------------------------
                                       W/MAX                   W/MAX                   W/MAX
                                       5.75%                   5.00%                   1.00%
AVERAGE ANNUAL           W/O SALES     SALES     W/O SALES     SALES     W/O SALES     SALES
TOTAL RETURNS             CHARGES     CHARGE      CHARGES     CHARGE      CHARGES     CHARGE

Since Inception            -9.61%     -10.46%     -10.31%     -10.31%     -10.31%     -10.31%

5-year                      3.41        2.21        2.60        2.33        2.60        2.60

1-year                      0.19       -5.52       -0.59       -5.56       -0.59       -1.58

6-month                    -4.67      -10.15       -5.24       -9.98       -5.24       -6.19
---------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an index of the 1,000 largest U.S. companies based on total market capitalization. The Standard & Poor's 500 Index is a market-value weighted index of 500 widely held common stocks of companies chosen for market size, liquidity and industry group representation. These indexes do not include any expenses, fees or sales charges, which would lower performance. These indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006

MARKET CONDITIONS

Overall, the U.S. markets experienced significant volatility during the six-month period ended September 30, 2006. The enthusiasm that bolstered the market rally in January carried through the first quarter, despite a period of weak returns in February, as investor sentiment was buoyed by positive corporate profits, tame inflation data and evidence of strong global economic growth. Although the markets performed moderately well in April and into the beginning of May, inflation fears intensified amid the rising prices of oil and other commodities. Moreover, mixed remarks from the Federal Open Market Committee's (the "Fed's") new Chairman only added to the growing concern, leading investors to question the Fed's ability to effectively control inflation without halting economic growth. By early May, a climate of uncertainty roiled the markets as investors faced weak housing market data, mixed economic and corporate news and escalating global uncertainty. These mounting tensions cumulated into a steep market sell-off in May and June, triggered by the Fed's 16th and 17th consecutive federal funds target rate increases.

Although investors' apprehensions were still quite evident in the early weeks of the third quarter, worries eased in August as oil and other commodity prices fell and the Fed left the federal funds rate unchanged following its August meeting. This pause was well received by investors and the markets once again entered positive territory. By the end of the reporting period, the markets were performing reasonably well as oil and commodity prices declined significantly, interest rates remained stable and inflation fears abated. In response to the signs of a slowing economy, the Fed opted to leave interest rates unchanged once again at its meeting in September.

Even though growth stocks performed well in the early months of 2006, investors gradually became risk adverse over the six-month period and demonstrated a preference for more defensive, less cyclical areas of the market. Consequently, value stocks outpaced growth stocks over the six months ended September 30th, reversing the dominance that growth-oriented securities enjoyed earlier in the year.

PERFORMANCE ANALYSIS

The fund returned -4.67 percent for the six months ended September 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmarks, the Russell 1000(R) Growth Index and the S&P 500(R) Index, returned -0.12 percent and 4.14 percent for the period, respectively.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006

--------------------------------------------------------------------
                                       1000(R)      S&P 500(R)
      CLASS A   CLASS B   CLASS C   GROWTH INDEX      INDEX

      -4.67%    -5.24%    -5.24%       -0.12%         4.14%
--------------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Performance for the six-month period was adversely affected by both stock selection and sector allocation decisions. In particular, the health care sector was detrimental to overall returns due to poorly performing names among managed health care plans providers and an underweight allocation to U.S. drug manufacturers. Moreover, the fund's security selection within the medical equipment industry detracted from performance. A combination of an underweight allocation and poor stock choices in the more defensive consumer staples sector also hindered returns.

Despite these impediments, there were some beneficial contributors to the fund over the reporting period. The consumer dictionary sector yielded good results due to strongly performing companies within the apparel retail, apparel accessories and luxury goods areas. The fund's wireless holdings within the telecommunication sector also significantly helped returns. Finally, while the technology sector did not boost overall performance, selected names within the application software and Internet software and services segments contributed positively to the fund's total returns during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

TOP TEN HOLDINGS AS OF 9/30/06
Google, Inc., Class A                                             4.7%
Cisco Systems, Inc.                                               4.5
Gilead Sciences, Inc.                                             4.2
PepsiCo, Inc.                                                     4.0
Schlumberger Ltd.                                                 3.6
Goldman Sachs Group, Inc.                                         3.3
America Movil S.A. de C.V., Series L                              3.2
Roche Holdings AG                                                 3.1
Corning, Inc.                                                     3.0
Allergan, Inc.                                                    2.9

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/06
Communications Equipment                                          9.3%
Pharmaceuticals                                                   7.2
Internet Software & Services                                      7.1
Biotechnology                                                     6.3
Investment Banking & Brokerage                                    5.1
Apparel, Accessories & Luxury Goods                               4.2
Computer Hardware                                                 4.1
Soft Drinks                                                       4.0
Department Stores                                                 3.7
Oil & Gas Equipment & Services                                    3.6
Semiconductor Equipment                                           3.4
Health Care Equipment                                             3.3
Wireless Telecommunication Services                               3.2
Aerospace & Defense                                               2.9
Broadcasting & Cable TV                                           2.9
IT Consulting & Other Services                                    2.6
Systems Software                                                  2.5
Life & Health Insurance                                           2.5
Drug Retail                                                       2.3
Catalog Retail                                                    2.0
Airlines                                                          1.9
Industrial Gases                                                  1.7
Asset Management & Custody Banks                                  1.6
Household Products                                                1.6
Specialized Finance                                               1.5
Specialized REIT's                                                1.5
Computer & Electronics Retail                                     1.5
Oil & Gas Exploration & Production                                1.4
Electrical Components & Equipment                                 1.4
Movies & Entertainment                                            1.3
Other Diversified Financial Services                              1.2
Computer Storage & Peripherals                                    1.0
                                                                -----
Total Long-Term Investments                                      99.8%
Short-Term Investments                                            0.9
                                                                -----
Total Investments                                               100.7
Liabilities in Excess of Other Assets                            (0.7)
                                                                -----
Total Net Assets                                                100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/06 - 9/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/06           9/30/06       4/1/06-9/30/06
Class A
  Actual......................................    $1,000.00        $  953.32          $ 9.06
  Hypothetical................................     1,000.00         1,015.77            9.35
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00           947.57           12.74
  Hypothetical................................     1,000.00         1,011.97           13.16
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00           947.57           12.74
  Hypothetical................................     1,000.00         1,011.97           13.16
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.85%, 2.61% and 2.61% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS  99.8%
AEROSPACE & DEFENSE  2.9%
Precision Castparts Corp. ..................................    45,000    $  2,842,200
Raytheon Co. ...............................................    35,000       1,680,350
                                                                          ------------
                                                                             4,522,550
                                                                          ------------
AIRLINES  1.9%
AMR Corp. (a)...............................................   130,000       3,008,200
                                                                          ------------

APPAREL, ACCESSORIES & LUXURY GOODS  4.2%
Coach, Inc. (a).............................................    85,000       2,924,000
Polo Ralph Lauren Corp. ....................................    55,000       3,557,950
                                                                          ------------
                                                                             6,481,950
                                                                          ------------
ASSET MANAGEMENT & CUSTODY BANKS  1.6%
Affiliated Managers Group, Inc. (a).........................    25,000       2,502,750
                                                                          ------------

BIOTECHNOLOGY  6.3%
Celgene Corp. (a)...........................................    75,000       3,247,500
Gilead Sciences, Inc. (a)...................................    95,000       6,526,500
                                                                          ------------
                                                                             9,774,000
                                                                          ------------
BROADCASTING & CABLE TV  2.9%
Comcast Corp., Class A (a)..................................   120,000       4,422,000
                                                                          ------------

CATALOG RETAIL  2.0%
Coldwater Creek, Inc. (a)...................................   110,000       3,163,600
                                                                          ------------

COMMUNICATIONS EQUIPMENT  9.3%
Cisco Systems, Inc. (a).....................................   305,000       7,015,000
Corning, Inc. (a)...........................................   190,000       4,637,900
Motorola, Inc. .............................................   110,000       2,750,000
                                                                          ------------
                                                                            14,402,900
                                                                          ------------
COMPUTER & ELECTRONICS RETAIL  1.5%
Circuit City Stores, Inc. ..................................    90,000       2,259,900
                                                                          ------------

COMPUTER HARDWARE  4.1%
Apple Computer, Inc. (a)....................................    45,000       3,466,350
Hewlett-Packard Co. ........................................    80,000       2,935,200
                                                                          ------------
                                                                             6,401,550
                                                                          ------------
COMPUTER STORAGE & PERIPHERALS  1.0%
SanDisk Corp. (a)...........................................    30,000       1,606,200
                                                                          ------------

DEPARTMENT STORES  3.7%
J.C. Penney Co., Inc. ......................................    55,000       3,761,450
Kohl's Corp. (a)............................................    30,000       1,947,600
                                                                          ------------
                                                                             5,709,050
                                                                          ------------
DRUG RETAIL  2.3%
CVS Corp. ..................................................   110,000       3,533,200
                                                                          ------------

See Notes to Financial Statements                                             11

VAN KAMPEN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
ELECTRICAL COMPONENTS & EQUIPMENT  1.4%
Emerson Electric Co. .......................................    25,000    $  2,096,500
                                                                          ------------

HEALTH CARE EQUIPMENT  3.3%
Baxter International, Inc. .................................    45,000       2,045,700
Hologic, Inc. (a)...........................................    70,000       3,046,400
                                                                          ------------
                                                                             5,092,100
                                                                          ------------
HOUSEHOLD PRODUCTS  1.6%
Procter & Gamble Co. .......................................    40,000       2,479,200
                                                                          ------------

INDUSTRIAL GASES  1.7%
Praxair, Inc. ..............................................    45,000       2,662,200
                                                                          ------------

INTERNET SOFTWARE & SERVICES  7.1%
Akamai Technologies, Inc. (a)...............................    75,000       3,749,250
Google, Inc., Class A (a)...................................    18,000       7,234,200
                                                                          ------------
                                                                            10,983,450
                                                                          ------------
INVESTMENT BANKING & BROKERAGE  5.1%
E*TRADE Financial Corp. (a).................................   115,000       2,750,800
Goldman Sachs Group, Inc. ..................................    30,000       5,075,100
                                                                          ------------
                                                                             7,825,900
                                                                          ------------
IT CONSULTING & OTHER SERVICES  2.6%
Cognizant Technology Solutions Corp., Class A (a)...........    55,000       4,073,300
                                                                          ------------

LIFE & HEALTH INSURANCE  2.5%
Prudential Financial, Inc. .................................    50,000       3,812,500
                                                                          ------------

MOVIES & ENTERTAINMENT  1.3%
Walt Disney Co. ............................................    65,000       2,009,150
                                                                          ------------

OIL & GAS EQUIPMENT & SERVICES  3.6%
Schlumberger Ltd. (Netherlands Antilles)....................    90,000       5,582,700
                                                                          ------------

OIL & GAS EXPLORATION & PRODUCTION  1.4%
Devon Energy Corp. .........................................    35,000       2,210,250
                                                                          ------------

OTHER DIVERSIFIED FINANCIAL SERVICES  1.2%
JPMorgan Chase & Co. .......................................    40,000       1,878,400
                                                                          ------------

PHARMACEUTICALS  7.2%
Allergan, Inc. .............................................    40,000       4,504,400
Roche Holdings AG--ADR (Switzerland)........................    55,000       4,741,418
Shire Plc--ADR (United Kingdom).............................    40,000       1,975,600
                                                                          ------------
                                                                            11,221,418
                                                                          ------------

 12                                            See Notes to Financial Statements

VAN KAMPEN SELECT GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT  3.4%
Lam Research Corp. (a)......................................    55,000    $  2,493,150
MEMC Electronic Materials, Inc. (a).........................    75,000       2,747,250
                                                                          ------------
                                                                             5,240,400
                                                                          ------------
SOFT DRINKS  4.0%
PepsiCo, Inc. ..............................................    95,000       6,199,700
                                                                          ------------

SPECIALIZED FINANCE  1.5%
Chicago Mercantile Exchange Holdings, Inc. .................     5,000       2,391,250
                                                                          ------------

SPECIALIZED REIT'S  1.5%
Host Hotels & Resorts, Inc. ................................   100,000       2,293,000
                                                                          ------------

SYSTEMS SOFTWARE  2.5%
Oracle Corp. (a)............................................   220,000       3,902,800
                                                                          ------------

WIRELESS TELECOMMUNICATION SERVICES  3.2%
America Movil S.A. de C.V., Series L--ADR (Mexico)..........   125,000       4,921,250
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  99.8%
  (Cost $146,053,676)..................................................    154,663,318

REPURCHASE AGREEMENT 0.9%
State Street Bank & Trust Co. ($1,432,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  5.15%, dated 09/29/06, to be sold on 10/02/06 at $1,432,615) (Cost
  $1,432,000)..........................................................      1,432,000
                                                                          ------------

TOTAL INVESTMENTS 100.7%
  (Cost $147,485,676)..................................................    156,095,318

LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%)..........................     (1,071,042)
                                                                          ------------

NET ASSETS  100.0%.....................................................   $155,024,276
                                                                          ============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements                                             13

VAN KAMPEN SELECT GROWTH FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $147,485,676).......................  $ 156,095,318
Cash........................................................            609
Receivables:
  Dividends.................................................         62,789
  Fund Shares Sold..........................................          6,803
  Interest..................................................            410
Other.......................................................         57,827
                                                              -------------
    Total Assets............................................    156,223,756
                                                              -------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................        467,420
  Distributor and Affiliates................................        307,957
  Investment Advisory Fee...................................         94,908
Accrued Expenses............................................        224,718
Trustees' Deferred Compensation and Retirement Plans........        104,477
                                                              -------------
    Total Liabilities.......................................      1,199,480
                                                              -------------
NET ASSETS..................................................  $ 155,024,276
                                                              =============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $ 851,872,377
Net Unrealized Appreciation.................................      8,609,642
Accumulated Net Investment Loss.............................     (1,603,176)
Accumulated Net Realized Loss...............................   (703,854,567)
                                                              -------------
NET ASSETS..................................................  $ 155,024,276
                                                              =============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $30,515,798 and 5,749,692 shares of
    beneficial interest issued and outstanding).............  $        5.31
    Maximum sales charge (5.75%* of offering price).........            .32
                                                              -------------
    Maximum offering price to public........................  $        5.63
                                                              =============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $103,516,896 and 20,455,999 shares of
    beneficial interest issued and outstanding).............  $        5.06
                                                              =============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $20,991,582 and 4,147,541 shares of
    beneficial interest issued and outstanding).............  $        5.06
                                                              =============

*   On sales of $50,000 or more, the sales charge will be reduced.

 14                                            See Notes to Financial Statements

VAN KAMPEN SELECT GROWTH FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended September 30, 2006 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $4,142)......  $    427,190
Interest....................................................       111,020
                                                              ------------
    Total Income............................................       538,210
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $40,455, $562,037 and $113,143,
  respectively).............................................       715,635
Investment Advisory Fee.....................................       627,750
Shareholder Services........................................       503,390
Legal.......................................................        20,295
Trustees' Fees and Related Expenses.........................        18,753
Custody.....................................................        10,437
Other.......................................................       165,436
                                                              ------------
    Total Expenses..........................................     2,061,696
    Less Credits Earned on Cash Balances....................         1,447
                                                              ------------
    Net Expenses............................................     2,060,249
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (1,522,039)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  3,468,374
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    20,462,127
  End of the Period.........................................     8,609,642
                                                              ------------
Net Unrealized Depreciation During the Period...............   (11,852,485)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (8,384,111)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $ (9,906,150)
                                                              ============

See Notes to Financial Statements                                             15

VAN KAMPEN SELECT GROWTH FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                         SEPTEMBER 30, 2006    MARCH 31, 2006
                                                         ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss....................................     $ (1,522,039)       $ (3,184,996)
Net Realized Gain......................................        3,468,374          27,509,237
Net Unrealized Appreciation/Depreciation During the
  Period...............................................      (11,852,485)          3,290,044
                                                            ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....       (9,906,150)         27,614,285
                                                            ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................        1,870,245           6,451,174
Cost of Shares Repurchased.............................      (26,980,726)        (74,199,832)
                                                            ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....      (25,110,481)        (67,748,658)
                                                            ------------        ------------
TOTAL DECREASE IN NET ASSETS...........................      (35,016,631)        (40,134,373)
NET ASSETS:
Beginning of the Period................................      190,040,907         230,175,280
                                                            ------------        ------------
End of the Period (Including accumulated net investment
  loss of $1,603,176 and $81,137, respectively)........     $155,024,276        $190,040,907
                                                            ============        ============

 16                                            See Notes to Financial Statements

VAN KAMPEN SELECT GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                             SIX MONTHS
                                ENDED                                YEAR ENDED MARCH 31,
CLASS A SHARES              SEPTEMBER 30,    --------------------------------------------------------------------
                                2006          2006           2005           2004           2003            2002
                            -------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............    $ 5.57        $ 4.86         $ 4.74         $ 3.64         $  4.93         $  5.76
                               ------        ------         ------         ------         -------         -------
  Net Investment Loss......      (.03)(b)      (.05)(b)       (.03)(b)       (.05)(b)        (.04)(b)        (.04)
  Net Realized and
    Unrealized Gain/Loss...      (.23)          .76            .15           1.15           (1.25)           (.79)
                               ------        ------         ------         ------         -------         -------
Total from Investment
  Operations...............      (.26)          .71            .12           1.10           (1.29)           (.83)
                               ------        ------         ------         ------         -------         -------
NET ASSET VALUE, END OF THE
  PERIOD...................    $ 5.31        $ 5.57         $ 4.86         $ 4.74         $  3.64         $  4.93
                               ======        ======         ======         ======         =======         =======

Total Return (a)...........    -4.67%*       14.61%          2.53%         30.22%         -26.17%         -14.41%
Net Assets at End of the
  Period (In millions).....    $ 30.5        $ 36.5         $ 41.6         $ 54.5         $  50.9         $  97.2
Ratio of Expenses to
  Average Net Assets.......     1.85%         1.69%          1.69%          1.66%           1.66%           1.48%
Ratio of Net Investment
  Loss to Average Net
  Assets...................    (1.21%)        (.89%)         (.64%)        (1.15%)         (1.06%)          (.87%)
Portfolio Turnover.........      101%*         154%           192%           249%            302%            346%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

See Notes to Financial Statements                                             17

VAN KAMPEN SELECT GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                 ENDED                                YEAR ENDED MARCH 31,
CLASS B SHARES               SEPTEMBER 30,    --------------------------------------------------------------------
                                 2006          2006           2005           2004           2003            2002
                             -------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............    $ 5.34        $ 4.69         $ 4.60         $ 3.57         $  4.86         $  5.73
                                ------        ------         ------         ------         -------         -------
  Net Investment Loss.......      (.05)(b)      (.08)(b)       (.06)(b)       (.08)(b)        (.07)(b)        (.10)
  Net Realized and
    Unrealized Gain/Loss....      (.23)          .73            .15           1.11           (1.22)           (.77)
                                ------        ------         ------         ------         -------         -------
Total from Investment
  Operations................      (.28)          .65            .09           1.03           (1.29)           (.87)
                                ------        ------         ------         ------         -------         -------
NET ASSET VALUE, END OF THE
  PERIOD....................    $ 5.06        $ 5.34         $ 4.69         $ 4.60         $  3.57         $  4.86
                                ======        ======         ======         ======         =======         =======

Total Return (a)............    -5.24%*       13.86%          1.96%         28.85%         -26.54%         -15.18%
Net Assets at End of the
  Period (In millions)......    $103.5        $127.7         $157.5         $207.4         $ 191.6         $ 339.7
Ratio of Expenses to Average
  Net Assets................     2.61%         2.45%          2.45%          2.41%           2.42%           2.23%
Ratio of Net Investment Loss
  to Average Net Assets.....    (1.97%)       (1.65%)        (1.40%)        (1.90%)         (1.82%)         (1.62%)
Portfolio Turnover..........      101%*         154%           192%           249%            302%            346%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

 18                                            See Notes to Financial Statements

VAN KAMPEN SELECT GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                  ENDED                               YEAR ENDED MARCH 31,
CLASS C SHARES                SEPTEMBER 30,   --------------------------------------------------------------------
                                  2006         2006           2005           2004           2003            2002
                              ------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................    $ 5.34       $ 4.69         $ 4.60         $ 3.57         $  4.86         $  5.73
                                 ------       ------         ------         ------         -------         -------
  Net Investment Loss........      (.05)(b)     (.08)(b)       (.06)(b)       (.08)(b)        (.07)(b)        (.10)
  Net Realized and Unrealized
    Gain/Loss................      (.23)         .73            .15           1.11           (1.22)           (.77)
                                 ------       ------         ------         ------         -------         -------
Total from Investment
  Operations.................      (.28)         .65            .09           1.03           (1.29)           (.87)
                                 ------       ------         ------         ------         -------         -------
NET ASSET VALUE, END OF THE
  PERIOD.....................    $ 5.06       $ 5.34         $ 4.69         $ 4.60         $  3.57         $  4.86
                                 ======       ======         ======         ======         =======         =======

Total Return (a).............    -5.24%*      13.86%          1.96%         28.85%         -26.54%         -15.18%
Net Assets at End of the
  Period (In millions).......    $ 21.0       $ 25.9         $ 31.1         $ 42.5         $  42.6         $  78.5
Ratio of Expenses to Average
  Net Assets.................     2.61%        2.45%          2.45%          2.41%           2.42%           2.23%
Ratio of Net Investment Loss
  to Average Net Assets......    (1.97%)      (1.65%)        (1.40%)        (1.91%)         (1.82%)         (1.62%)
Portfolio Turnover...........      101%*        154%           192%           249%            302%            346%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

See Notes to Financial Statements                                             19

VAN KAMPEN SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Select Growth Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund commenced investment operations on June 26, 2000. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. As of September 30, 2006, there were no sales of Class I Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sales price is not available are valued at the mean of the bid and asked prices, or, if not available, their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies

VAN KAMPEN SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the prior fiscal year, the Fund utilized capital losses carried forward of $26,942,950. At March 31, 2006, the Fund had an accumulated capital loss carry forward for tax purposes of $707,240,392, which will expire according to the following schedule.

AMOUNT                                                            EXPIRATION
$ 21,020,875................................................    March 31, 2009
 594,312,436................................................    March 31, 2010
  91,907,081................................................    March 31, 2011

    At September 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $147,485,676
                                                                ============
Gross tax unrealized appreciation...........................    $ 10,409,120
Gross tax unrealized depreciation...........................      (1,799,478)
                                                                ------------
Net tax unrealized appreciation on investments..............    $  8,609,642
                                                                ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    There were no distributions paid during the year ended March 31, 2006.

    As of March 31, 2006, there were no distributable earnings on a tax basis.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2006, the Fund's custody fee was reduced by $1,447 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .75%
Next $500 million...........................................       .70%
Over $1 billion.............................................       .65%

    For the six months ended September 30, 2006, the Fund recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

VAN KAMPEN SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2006, the Fund recognized expenses of approximately $30,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2006, the Fund recognized expenses of approximately $449,400 representing transfer agency fees paid to VKIS. All transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $48,650 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease on the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2006, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $95,893.

    For the six months ended September 30, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $3,600 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $27,500. Sales charges do not represent expenses of the Fund.

VAN KAMPEN SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2006 and the year ended March 31, 2006 transactions were as follows:

                                              FOR THE                        FOR THE
                                          SIX MONTHS ENDED                 YEAR ENDED
                                         SEPTEMBER 30, 2006              MARCH 31, 2006
                                     --------------------------    ---------------------------
                                       SHARES         VALUE          SHARES          VALUE
Sales:
  Class A..........................     229,320    $  1,215,040        765,154    $  4,019,347
  Class B..........................      90,715         460,056        369,189       1,835,975
  Class C..........................      39,224         195,149        117,111         595,852
                                     ----------    ------------    -----------    ------------
Total Sales........................     359,259    $  1,870,245      1,251,454    $  6,451,174
                                     ==========    ============    ===========    ============
Repurchases:
  Class A..........................  (1,020,878)   $ (5,392,710)    (2,780,078)   $(14,516,781)
  Class B..........................  (3,567,664)    (17,892,557)   (10,018,173)    (50,185,375)
  Class C..........................    (736,984)     (3,695,459)    (1,903,672)     (9,497,676)
                                     ----------    ------------    -----------    ------------
Total Repurchases..................  (5,325,526)   $(26,980,726)   (14,701,923)   $(74,199,832)
                                     ==========    ============    ===========    ============

4. REDEMPTION FEE

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the six months ended September 30, 2006, the Fund received redemption fees of approximately $100, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $166,246,140 and $188,890,027, respectively.

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $24,462,500 and $602,000 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

VAN KAMPEN SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

7. LEGAL MATTERS

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative action which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss another derivative action brought by the same plaintiff that brought this derivative action, alleging market timing and late trading in the Van Kampen funds. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the market timing action. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above. The Court has approved a notice to shareholders regarding the dismissal, which is located at the back of this Report.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Fund's financial statements, if any, is currently being assessed.

VAN KAMPEN SELECT GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN SELECT GROWTH FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN *- Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                          Notice to Fund Shareholders

    As previously disclosed, a derivative action was filed on behalf of the Fund against the Fund's investment adviser, broker-dealer, distributor, and Trustees. The complaint alleges that defendants violated federal securities laws and state laws in connection with certain economic incentive programs. The case is pending before the Honorable Richard Owen, United States District Judge in the Southern District of New York. Defendants have filed a motion to dismiss the complaint in its entirety on numerous grounds, and that motion is still pending.

    On April 18, 2006, Judge Owen dismissed a separate lawsuit against Morgan Stanley and all of the same corporate defendants that are named in the derivative action. The Morgan Stanley suit related to the same incentive programs that are at issue in the derivative action, and asserted many of the same legal claims. In his decision, Judge Owen found that the programs do not violate federal law, and that defendants had made the appropriate disclosures concerning the programs. The plaintiffs in the Morgan Stanley suit did not appeal from the decision, and that decision is now final.

    In light of this decision by Judge Owen--as well as several other decisions by other judges in the Southern District of New York and certain other courts that have dismissed similar complaints against other investment funds-- plaintiff in the derivative action has determined that the suit would be unsuccessful, if pursued further. Accordingly, plaintiff has asked Judge Owen to dismiss the action. No attorneys' fees will be paid by defendants and no consideration will be paid to the named plaintiff.

    All investors in the Fund are hereby provided notice of this proposed dismissal. If you object to the proposed dismissal, your objection must be mailed no later than December 29, 2006, in writing, to the Honorable Richard Owen, United States District Judge, United States Courthouse, Room 640, 500 Pearl Street, New York, NY 10007-1312. Copies of the objection must also be mailed to Denise Davis Schwartzman, Esquire, Chimicles & Tikellis LLP, 361 West Lancaster Avenue, Haverford, PA 19041; and Richard A. Rosen, Esquire, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064.

  Van Kampen Select Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Select Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Select Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2006 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                 145, 345, 545
                                                                  SG SAR 11/06
    (VAN KAMPEN INVESTMENTS LOGO)                           RN06-03175P-Y09/06

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Aggressive Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I [AND R] SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

PERFORMANCE SUMMARY as of 9/30/2006

                            A SHARES              B SHARES              C SHARES            I SHARES
                          since 5/29/96         since 5/29/96         since 5/29/96      since 10/16/00
-------------------------------------------------------------------------------------------------------
                                    W/MAX                 W/MAX                 W/MAX
AVERAGE                             5.75%                 5.00%                 1.00%
ANNUAL                 W/O SALES    SALES    W/O SALES   W/SALES   W/O SALES   W/SALES     W/O SALES
TOTAL RETURNS           CHARGES    CHARGE     CHARGES    CHARGE     CHARGES    CHARGE       CHARGES

Since Inception          8.20%       7.58%      7.56%      7.56%      7.42%      7.42%       -9.18%

10-year                  7.86        7.22       7.18       7.18       7.04       7.04            -

5-year                   5.68        4.44       4.87       4.62       4.85       4.85         5.93

1-year                   0.98       -4.85       0.14      -4.86       0.14      -0.86         1.22

6-month                 -9.99      -15.16     -10.39     -14.87     -10.36     -11.26        -9.91
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total returns with sales charges include payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares 8 years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares 10 years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which in turn consists of the largest 1,000 U.S. companies based on total market capitalization. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006

MARKET CONDITIONS

Overall, the U.S. markets experienced significant volatility during the six-month period ended September 30, 2006. The enthusiasm that bolstered the market rally in January carried through the first quarter, despite a period of weak returns in February, as investor sentiment was buoyed by positive corporate profits, tame inflation data and evidence of strong global economic growth. Although the markets performed moderately well in April and into the beginning of May, inflation fears intensified amid the rising prices of oil and other commodities. Moreover, mixed remarks from the Federal Open Market Committee's (the "Fed's") new Chairman only added to the growing concern, leading investors to question the Fed's ability to effectively control inflation without halting economic growth. By early May, a climate of uncertainty roiled the markets as investors faced weak housing market data, mixed economic and corporate news and escalating global uncertainty. These mounting tensions cumulated into a steep market sell-off in May and June, triggered by the Fed's 16th and 17th consecutive federal funds target rate increases.

Although investors' apprehensions were still quite evident in the early weeks of the third quarter, worries eased in August as oil and other commodity prices fell and the Fed left the federal funds rate unchanged following its August meeting. This pause was well received by investors and the markets once again entered positive territory. By the end of the reporting period, the markets were performing reasonably well as oil and commodity prices declined significantly, interest rates remained stable and inflation fears abated. The Fed opted to leave interest rates unchanged once again at its meeting in September as signs seemed to indicate a slowing economy.

Even though growth stocks performed well in the early months of 2006, investors gradually became risk adverse over the six-month period and demonstrated a preference for more defensive, less cyclical areas of the market. In this environment, value stocks outpaced growth stocks over the six months ended September 30th, reversing the dominance that growth-oriented securities enjoyed earlier in the year.

PERFORMANCE ANALYSIS

The fund returned -9.99 percent for the six months ended September 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Russell Midcap(R) Growth Index, returned -3.85 percent for the period.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006

-------------------------------------------------------------------
                                                  RUSSELL
                                                 MIDCAP(R)
      CLASS A   CLASS B   CLASS C   CLASS I    GROWTH INDEX

       -9.99%   -10.39%   -10.36%   -9.91%        -3.85%
-------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Stock selection led to the fund's underperformance relative to the Russell Midcap Growth Index for the six-months ended September 30, 2006, although the fund's sector allocations did help to mitigate overall negative impact on returns. In a sharp reversal from the prior six-month period, the health care sector was a meaningful detractor from performance. Specifically, the fund was hurt by certain holdings within the biotechnology sub-sector which suffered due to difficulties in the FDA drug approval process. Moreover, this portion of the fund was more heavily weighted toward smaller capitalization names which sold off following signs of weakness in the broader U.S. economy beginning in May. Stock selection in the technology sector turned out to be a challenge for the fund as there were a limited number of quality, high-growth companies to invest in, and the sector overall was depressed through much of the period. The fund's exposure to the industrial sector came under pressure as investors sought securities in less economically-sensitive areas of the market.

Despite these detrimental influences, there were some noteworthy contributors over the period. A number of the fund's holdings in the consumer discretionary sector did well, particularly among textiles apparel and luxury goods retailers and weight-loss service providers. The telecommunications sector yielded strong results as select wireless companies continued to expand their international presence. Finally, even though the technology sector overall did poorly, certain holdings within this sector provided positive returns, particularly in the Internet software and services segment, which benefited from escalating demand for streaming video and multimedia content on the Web.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

TOP TEN HOLDINGS AS OF 9/30/06
Akamai Technologies, Inc.                                         2.1%
Hologic, Inc.                                                     1.8
NII Holdings, Inc.                                                1.8
Ultra Petroleum Corp.                                             1.8
United Therapeutics Corp.                                         1.7
Coach, Inc.                                                       1.7
Marriott International, Inc., Class A                             1.6
Precision Castparts Corp.                                         1.6
Mentor Corp.                                                      1.6
Charles Schwab Corp.                                              1.6

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/06
Pharmaceuticals                                                   5.2%
Health Care Equipment                                             4.2
Biotechnology                                                     3.9
Investment Banking & Brokerage                                    3.9
Apparel, Accessories & Luxury Goods                               3.7
Internet Software & Services                                      3.7
Semiconductor Equipment                                           3.2
Aerospace & Defense                                               3.0
Wireless Telecommunication Services                               3.0
Health Care Facilities                                            2.9
Apparel Retail                                                    2.6
Oil & Gas Exploration & Production                                2.6
Electronic Equipment Manufacturers                                2.2
Internet Retail                                                   2.2
Oil & Gas Equipment & Services                                    2.2
Semiconductors                                                    2.2
Data Processing & Outsourced Services                             2.0
Application Software                                              1.8
Asset Management & Custody Banks                                  1.8
Electrical Components & Equipment                                 1.8
Department Stores                                                 1.7
Hotels, Resorts & Cruise Lines                                    1.6
Tobacco                                                           1.6
IT Consulting & Other Services                                    1.5
Casinos & Gaming                                                  1.4
Gas Utilities                                                     1.4
Communications Equipment                                          1.3
Consumer Finance                                                  1.3
Electronic Manufacturing Services                                 1.3
Specialty Stores                                                  1.3
Construction & Farm Machinery & Heavy Trucks                      1.2
Health Care Services                                              1.2
Specialized Finance                                               1.2
Systems Software                                                  1.2
Trading Companies & Distributors                                  1.2
General Merchandise Stores                                        1.1
Soft Drinks                                                       1.1
Industrial Machinery                                              1.0
Computer Storage & Peripherals                                    0.9

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/06
                                       (continued from previous page)
Environmental & Facilities Services                               0.9
Paper Products                                                    0.9
Advertising                                                       0.8
Broadcasting & Cable TV                                           0.8
Consumer Electronics                                              0.8
Specialized Consumer Services                                     0.8
Food Retail                                                       0.7
Air Freight & Logistics                                           0.7
Distillers & Vintners                                             0.7
Electric Utilities                                                0.7
Home Entertainment Software                                       0.7
Home Improvement Retail                                           0.7
Household Appliances                                              0.7
Industrial Conglomerates                                          0.7
Industrial Gases                                                  0.7
Integrated Oil & Gas                                              0.7
Agricultural Products                                             0.6
Household Products                                                0.6
Managed Health Care                                               0.6
Airlines                                                          0.5
Construction & Engineering                                        0.5
Drug Retail                                                       0.5
Leisure Products                                                  0.5
Technology Distributors                                           0.5
Diversified Commercial & Professional Services                    0.4
Personal Products                                                 0.4
                                                                -----
Total Long-Term Investments                                      99.7%
Short-Term Investments                                            0.2
                                                                -----
Total Investments                                                99.9%
Other Assets in Excess of Liabilities                             0.1
                                                                -----
Net Assets                                                      100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/06 - 9/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  4/1/06           9/30/06       4/1/06-9/30/06
Class A
  Actual.....................................    $1,000.00        $  900.12          $ 6.57
  Hypothetical...............................     1,000.00         1,018.17            6.98
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00           896.14           10.17
  Hypothetical...............................     1,000.00         1,014.37           10.81
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00           896.40           10.17
  Hypothetical...............................     1,000.00         1,014.37           10.81
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00           900.86            5.38
  Hypothetical...............................     1,000.00         1,019.37            5.72
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, 2.14%, 2.14% and 1.13% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                    SHARES         VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS  99.7%
ADVERTISING  0.8%
Omnicom Group, Inc. ........................................   100,000    $    9,360,000
                                                                          --------------

AEROSPACE & DEFENSE  3.0%
Ceradyne, Inc. (a)..........................................   200,000         8,218,000
Lockheed Martin Corp. ......................................   100,000         8,606,000
Precision Castparts Corp. ..................................   300,000        18,948,000
                                                                          --------------
                                                                              35,772,000
                                                                          --------------
AGRICULTURAL PRODUCTS  0.6%
Archer-Daniels-Midland Co. .................................   200,000         7,576,000
                                                                          --------------

AIR FREIGHT & LOGISTICS  0.7%
C.H. Robinson Worldwide, Inc. ..............................   200,000         8,916,000
                                                                          --------------

AIRLINES  0.5%
US Airways Group, Inc. (a)..................................   150,000         6,649,500
                                                                          --------------

APPAREL, ACCESSORIES & LUXURY GOODS  3.7%
Coach, Inc. (a).............................................   600,000        20,640,000
Phillips-Van Heusen Corp. ..................................   200,000         8,354,000
Polo Ralph Lauren Corp. ....................................   150,000         9,703,500
Under Armour, Inc. (a)......................................   150,000         6,003,000
                                                                          --------------
                                                                              44,700,500
                                                                          --------------
APPAREL RETAIL  2.6%
Abercrombie & Fitch Co., Class A............................   200,000        13,896,000
Limited Brands, Inc. .......................................   400,000        10,596,000
Men's Wearhouse, Inc. ......................................   200,000         7,442,000
                                                                          --------------
                                                                              31,934,000
                                                                          --------------
APPLICATION SOFTWARE  1.8%
Cadence Design Systems, Inc. (a)............................   400,000         6,784,000
Informatica Corp. (a).......................................   400,000         5,436,000
Intuit, Inc. (a)............................................   300,000         9,627,000
                                                                          --------------
                                                                              21,847,000
                                                                          --------------
ASSET MANAGEMENT & CUSTODY BANKS  1.8%
Affiliated Managers Group, Inc. (a).........................   100,000        10,011,000
Janus Capital Group, Inc. ..................................   600,000        11,832,000
                                                                          --------------
                                                                              21,843,000
                                                                          --------------
BIOTECHNOLOGY  3.9%
Celgene Corp. (a)...........................................   300,000        12,990,000
United Therapeutics Corp. (a)...............................   400,000        21,016,000
Vertex Pharmaceuticals, Inc. (a)............................   400,000        13,460,000
                                                                          --------------
                                                                              47,466,000
                                                                          --------------
BROADCASTING & CABLE TV  0.8%
DIRECTV Group, Inc. (a).....................................   500,000         9,840,000
                                                                          --------------

 12                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES         VALUE
----------------------------------------------------------------------------------------
CASINOS & GAMING  1.4%
International Game Technology...............................   400,000    $   16,600,000
                                                                          --------------

COMMUNICATIONS EQUIPMENT  1.3%
CommScope, Inc. (a).........................................   200,000         6,572,000
Harris Corp. ...............................................   200,000         8,898,000
                                                                          --------------
                                                                              15,470,000
                                                                          --------------
COMPUTER STORAGE & PERIPHERALS  0.9%
SanDisk Corp. (a)...........................................   200,000        10,708,000
                                                                          --------------

CONSTRUCTION & ENGINEERING  0.5%
Quanta Services, Inc. (a)...................................   350,000         5,901,000
                                                                          --------------

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS 1.2%
Manitowoc Co., Inc. ........................................   200,000         8,958,000
Oshkosh Truck Corp. ........................................   100,000         5,047,000
                                                                          --------------
                                                                              14,005,000
                                                                          --------------
CONSUMER ELECTRONICS  0.8%
Garmin Ltd. (Cayman Islands)................................   200,000         9,756,000
                                                                          --------------

CONSUMER FINANCE  1.3%
First Marblehead Corp. .....................................   225,000        15,583,500
                                                                          --------------

DATA PROCESSING & OUTSOURCED SERVICES  2.0%
Alliance Data Systems Corp. (a).............................   200,000        11,038,000
Global Payments, Inc. ......................................   300,000        13,203,000
                                                                          --------------
                                                                              24,241,000
                                                                          --------------
DEPARTMENT STORES  1.7%
Kohl's Corp. (a)............................................   200,000        12,984,000
Sears Holdings Corp. (a)....................................    50,000         7,904,500
                                                                          --------------
                                                                              20,888,500
                                                                          --------------
DISTILLERS & VINTNERS  0.7%
Constellation Brands, Inc., Class A (a).....................   300,000         8,634,000
                                                                          --------------

DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES  0.4%
TeleTech Holdings, Inc. (a).................................   300,000         4,689,000
                                                                          --------------

DRUG RETAIL  0.5%
CVS Corp. ..................................................   200,000         6,424,000
                                                                          --------------

ELECTRIC UTILITIES  0.7%
FirstEnergy Corp. ..........................................   150,000         8,379,000
                                                                          --------------

ELECTRICAL COMPONENTS & EQUIPMENT  1.8%
General Cable Corp. (a).....................................   200,000         7,642,000
Rockwell Automation, Inc. ..................................   250,000        14,525,000
                                                                          --------------
                                                                              22,167,000
                                                                          --------------

See Notes to Financial Statements                                             13

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES         VALUE
----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT MANUFACTURERS  2.2%
Agilent Technologies, Inc. (a)..............................   250,000    $    8,172,500
Itron, Inc. (a).............................................   150,000         8,370,000
Mettler-Toledo International, Inc. (Switzerland) (a)........   150,000         9,922,500
                                                                          --------------
                                                                              26,465,000
                                                                          --------------
ELECTRONIC MANUFACTURING SERVICES  1.3%
Jabil Circuit, Inc. ........................................   200,000         5,714,000
Molex, Inc. ................................................   250,000         9,742,500
                                                                          --------------
                                                                              15,456,500
                                                                          --------------
ENVIRONMENTAL & FACILITIES SERVICES  0.9%
Waste Management, Inc. .....................................   300,000        11,004,000
                                                                          --------------

FOOD RETAIL  0.7%
Safeway, Inc. ..............................................   300,000         9,105,000
                                                                          --------------

GAS UTILITIES  1.4%
Questar Corp. ..............................................   200,000        16,354,000
                                                                          --------------

GENERAL MERCHANDISE STORES  1.1%
Big Lots, Inc. (a)..........................................   300,000         5,943,000
Family Dollar Stores, Inc. .................................   250,000         7,310,000
                                                                          --------------
                                                                              13,253,000
                                                                          --------------
HEALTH CARE EQUIPMENT  4.2%
Hologic, Inc. (a)...........................................   500,000        21,760,000
Mentor Corp. ...............................................   375,000        18,896,250
Ventana Medical Systems, Inc. (a)...........................   250,000        10,207,500
                                                                          --------------
                                                                              50,863,750
                                                                          --------------
HEALTH CARE FACILITIES  2.9%
Brookdale Senior Living, Inc. ..............................   225,000        10,444,500
Community Health Systems, Inc. (a)..........................   250,000         9,337,500
Manor Care, Inc. ...........................................   150,000         7,842,000
Psychiatric Solutions, Inc. (a).............................   200,000         6,818,000
                                                                          --------------
                                                                              34,442,000
                                                                          --------------
HEALTH CARE SERVICES  1.2%
DaVita, Inc. (a)............................................   250,000        14,467,500
                                                                          --------------

HOME ENTERTAINMENT SOFTWARE  0.7%
Electronic Arts, Inc. (a)...................................   150,000         8,352,000
                                                                          --------------

HOME IMPROVEMENT RETAIL  0.7%
Sherwin-Williams Co. .......................................   150,000         8,367,000
                                                                          --------------

HOTELS, RESORTS & CRUISE LINES  1.6%
Marriott International, Inc., Class A.......................   500,000        19,320,000
                                                                          --------------

HOUSEHOLD APPLIANCES  0.7%
Whirlpool Corp. ............................................   100,000         8,411,000
                                                                          --------------

 14                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES         VALUE
----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS  0.6%
Energizer Holdings, Inc. (a)................................   100,000    $    7,199,000
                                                                          --------------

INDUSTRIAL CONGLOMERATES  0.7%
Textron, Inc. ..............................................   100,000         8,750,000
                                                                          --------------

INDUSTRIAL GASES  0.7%
Praxair, Inc. ..............................................   150,000         8,874,000
                                                                          --------------

INDUSTRIAL MACHINERY  1.0%
Dover Corp. ................................................   250,000        11,860,000
                                                                          --------------

INTEGRATED OIL & GAS  0.7%
Nexen, Inc. (Canada)........................................   150,000         8,019,000
                                                                          --------------

INTERNET RETAIL  2.2%
Expedia, Inc. (a)...........................................   500,000         7,840,000
Nutri/System, Inc. (a)......................................   300,000        18,687,000
                                                                          --------------
                                                                              26,527,000
                                                                          --------------
INTERNET SOFTWARE & SERVICES  3.7%
Akamai Technologies, Inc. (a)...............................   500,000        24,995,000
aQuantive, Inc. (a).........................................   400,000         9,448,000
Digital River, Inc. (a).....................................   200,000        10,224,000
                                                                          --------------
                                                                              44,667,000
                                                                          --------------
INVESTMENT BANKING & BROKERAGE  3.9%
Bear Stearns Co., Inc. .....................................    75,000        10,507,500
Charles Schwab Corp. .......................................  1,050,000       18,795,000
Investment Technology Group, Inc. (a).......................   400,000        17,900,000
                                                                          --------------
                                                                              47,202,500
                                                                          --------------
IT CONSULTING & OTHER SERVICES  1.5%
Cognizant Technology Solutions Corp., Class A (a)...........   250,000        18,515,000
                                                                          --------------

LEISURE PRODUCTS  0.5%
Smith & Wesson Holding Corp. (a)............................   400,000         5,552,000
                                                                          --------------

MANAGED HEALTH CARE  0.6%
WellPoint, Inc. (a).........................................   100,000         7,705,000
                                                                          --------------

OIL & GAS EQUIPMENT & SERVICES  2.2%
Cameron International Corp. (a).............................   200,000         9,662,000
Grant Prideco, Inc. (a).....................................   200,000         7,606,000
National-Oilwell Varco, Inc. (a)............................   150,000         8,782,500
                                                                          --------------
                                                                              26,050,500
                                                                          --------------
OIL & GAS EXPLORATION & PRODUCTION  2.6%
Devon Energy Corp. .........................................   150,000         9,472,500
Ultra Petroleum Corp. (a)...................................   450,000        21,649,500
                                                                          --------------
                                                                              31,122,000
                                                                          --------------

See Notes to Financial Statements                                             15

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES         VALUE
----------------------------------------------------------------------------------------
PAPER PRODUCTS  0.9%
MeadWestvaco Corp. .........................................   400,000    $   10,604,000
                                                                          --------------

PERSONAL PRODUCTS  0.4%
Bare Escentuals, Inc. (a)...................................   200,000         5,430,000
                                                                          --------------

PHARMACEUTICALS  5.2%
Medicis Pharmaceutical Corp., Class A.......................   375,000        12,131,250
New River Pharmaceuticals, Inc. (a).........................   450,000        11,578,500
Roche Holdings AG--ADR (Switzerland)........................   125,000        10,775,950
Shire Pharmaceuticals Plc--ADR (United Kingdom).............   350,000        17,286,500
Warner Chilcott Ltd., Class A (Bermuda) (a).................   800,000        10,640,000
                                                                          --------------
                                                                              62,412,200
                                                                          --------------
SEMICONDUCTOR EQUIPMENT  3.2%
ASML Holding N.V. (Netherlands) (a).........................   500,000        11,640,000
FormFactor, Inc. (a)........................................   250,000        10,532,500
MEMC Electronic Materials, Inc. (a).........................   250,000         9,157,500
Tessera Technologies, Inc. (a)..............................   200,000         6,956,000
                                                                          --------------
                                                                              38,286,000
                                                                          --------------
SEMICONDUCTORS  2.2%
Atheros Communications (a)..................................   300,000         5,439,000
Fairchild Semiconductor International, Inc. (a).............   400,000         7,480,000
Intersil Corp. .............................................   300,000         7,365,000
Trident Microsystems, Inc. (a)..............................   250,000         5,815,000
                                                                          --------------
                                                                              26,099,000
                                                                          --------------
SOFT DRINKS  1.1%
Hansen Natural Corp. (a)....................................   400,000        12,992,000
                                                                          --------------

SPECIALIZED CONSUMER SERVICES  0.8%
Sotheby's...................................................   300,000         9,672,000
                                                                          --------------

SPECIALIZED FINANCE  1.2%
Nasdaq Stock Market, Inc. (a)...............................   500,000        15,120,000
                                                                          --------------

SPECIALTY STORES  1.3%
Office Depot, Inc. (a)......................................   400,000        15,880,000
                                                                          --------------

SYSTEMS SOFTWARE  1.2%
BMC Software, Inc. (a)......................................   300,000         8,166,000
Sybase, Inc. (a)............................................   250,000         6,060,000
                                                                          --------------
                                                                              14,226,000
                                                                          --------------
TECHNOLOGY DISTRIBUTORS  0.5%
Anixter International, Inc. (a).............................   100,000         5,647,000
                                                                          --------------

 16                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES         VALUE
----------------------------------------------------------------------------------------
TOBACCO  1.6%
Loews Corp.--Carolina Group.................................   150,000    $    8,308,500
UST, Inc. ..................................................   200,000        10,966,000
                                                                          --------------
                                                                              19,274,500
                                                                          --------------
TRADING COMPANIES & DISTRIBUTORS  1.2%
WESCO International, Inc. (a)...............................   250,000        14,507,500
                                                                          --------------

WIRELESS TELECOMMUNICATION SERVICES  3.0%
Crown Castle International Corp. (a)........................   400,000        14,096,000
NII Holdings, Inc. (a)......................................   350,000        21,756,000
                                                                          --------------
                                                                              35,852,000
                                                                          --------------
TOTAL LONG-TERM INVESTMENTS  99.7%
(Cost $1,060,805,894)..................................................    1,203,255,950
REPURCHASE AGREEMENT  0.2%
State Street Bank & Trust Co. ($1,808,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  5.15%, dated 09/29/06, to be sold on 10/02/06 at $1,808,776) (Cost
  $1,808,000)..........................................................        1,808,000
                                                                          --------------

TOTAL INVESTMENTS  99.9%
  (Cost $1,062,613,894)................................................    1,205,063,950
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%............................        1,348,497
                                                                          --------------

NET ASSETS  100.0%.....................................................   $1,206,412,447
                                                                          ==============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements                                             17

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $1,062,613,894).....................  $1,205,063,950
Cash........................................................             422
Receivables:
  Investments Sold..........................................      15,319,974
  Fund Shares Sold..........................................       1,392,903
  Dividends.................................................         410,419
  Interest..................................................             517
Other.......................................................         177,229
                                                              --------------
    Total Assets............................................   1,222,365,414
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      10,750,049
  Fund Shares Repurchased...................................       2,457,448
  Distributor and Affiliates................................       1,219,091
  Investment Advisory Fee...................................         700,736
Accrued Expenses............................................         600,694
Trustees' Deferred Compensation and Retirement Plans........         224,949
                                                              --------------
    Total Liabilities.......................................      15,952,967
                                                              --------------
NET ASSETS..................................................  $1,206,412,447
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,797,898,779
Net Unrealized Appreciation.................................     142,449,991
Accumulated Net Investment Loss.............................      (6,374,671)
Accumulated Net Realized Loss...............................    (727,561,652)
                                                              --------------
NET ASSETS..................................................  $1,206,412,447
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $502,041,041 and 32,398,879 shares of
    beneficial interest issued and outstanding).............  $        15.50
    Maximum sales charge (5.75%* of offering price).........             .95
                                                              --------------
    Maximum offering price to public........................  $        16.45
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $350,338,107 and 24,765,119 shares of
    beneficial interest issued and outstanding).............  $        14.15
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $55,351,117 and 3,902,219 shares of
    beneficial interest issued and outstanding).............  $        14.18
                                                              ==============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $298,682,182 and 19,006,767 shares of
    beneficial interest issued and outstanding).............  $        15.71
                                                              ==============

*   On sales of $50,000 or more, the sales charge will be reduced.

 18                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended September 30, 2006 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $284)........  $   3,076,948
Interest....................................................      1,023,343
                                                              -------------
      Total Income..........................................      4,100,291
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      4,633,192
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $666,613, $1,889,833 and $305,656,
  respectively).............................................      2,862,102
Shareholder Services........................................      2,257,189
Legal.......................................................         63,267
Custody.....................................................         35,608
Trustees' Fees and Related Expenses.........................         23,661
Other.......................................................        423,688
                                                              -------------
      Total Expenses........................................     10,298,707
      Less Credits Earned on Cash Balances..................         16,632
                                                              -------------
      Net Expenses..........................................     10,282,075
                                                              -------------
NET INVESTMENT LOSS.........................................  $  (6,181,784)
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $  62,105,259
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    346,848,993
                                                              -------------
  End of the Period:
    Investments.............................................    142,450,056
    Foreign Currency Translation............................            (65)
                                                              -------------
                                                                142,449,991
                                                              -------------
Net Unrealized Depreciation During the Period...............   (204,399,002)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(142,293,743)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(148,475,527)
                                                              =============

See Notes to Financial Statements                                             19

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE            FOR THE
                                                          SIX MONTHS ENDED      YEAR ENDED
                                                         SEPTEMBER 30, 2006   MARCH 31, 2006
                                                         -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss....................................    $   (6,181,784)    $  (14,645,930)
Net Realized Gain......................................        62,105,259        206,668,107
Net Unrealized Appreciation/Depreciation During
  the Period...........................................      (204,399,002)       117,547,119
                                                           --------------     --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES....      (148,475,527)       309,569,296
                                                           --------------     --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..............................       105,687,409        527,863,013
Cost of Shares Repurchased.............................      (227,650,125)      (805,563,114)
                                                           --------------     --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.....      (121,962,716)      (277,700,101)
                                                           --------------     --------------
TOTAL INCREASE/DECREASE IN NET ASSETS..................      (270,438,243)        31,869,195
NET ASSETS:
Beginning of the Period................................     1,476,850,690      1,444,981,495
                                                           --------------     --------------
End of the Period (Including accumulated net investment
  loss of $6,374,671 and $192,887, respectively).......    $1,206,412,447     $1,476,850,690
                                                           ==============     ==============

 20                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                  ENDED                     YEAR ENDED MARCH 31,
CLASS A SHARES                SEPTEMBER 30,   ------------------------------------------------
                                  2006         2006      2005      2004      2003       2002
                              ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................    $17.22       $13.87    $13.05    $ 8.87    $ 12.66    $ 15.77
                                 ------       ------    ------    ------    -------    -------
  Net Investment Loss (a)....      (.06)        (.12)     (.10)     (.12)      (.12)      (.14)
  Net Realized and Unrealized
    Gain/Loss................     (1.66)        3.47       .92      4.30      (3.67)     (2.97)
                                 ------       ------    ------    ------    -------    -------
Total from Investment
  Operations.................     (1.72)        3.35       .82      4.18      (3.79)     (3.11)
Less Distributions from Net
  Realized Gain..............       -0-          -0-       -0-       -0-        -0-        -0-**
                                 ------       ------    ------    ------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD.....................    $15.50       $17.22    $13.87    $13.05    $  8.87    $ 12.66
                                 ======       ======    ======    ======    =======    =======

Total Return (b).............    -9.99%*      24.15%     6.28%    47.13%    -29.94%    -19.70%
Net Assets at End of the
  Period (In millions).......    $502.0       $589.8    $873.4    $953.4    $ 630.6    $ 783.4
Ratio of Expenses to Average
  Net Assets.................     1.38%        1.37%     1.39%     1.47%      1.62%      1.43%
Ratio of Net Investment Loss
  to Average Net Assets......     (.75%)       (.82%)    (.77%)   (1.04%)    (1.26%)     (.98%)
Portfolio Turnover...........       62%*        129%      140%      201%       217%       320%

*   Non-Annualized

**  Amount is less than $.01.

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             21

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                  ENDED                     YEAR ENDED MARCH 31,
CLASS B SHARES                SEPTEMBER 30,   ------------------------------------------------
                                  2006         2006      2005      2004      2003       2002
                              ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................    $ 15.79      $12.81    $12.15    $ 8.32    $ 11.97    $ 15.02
                                 -------      ------    ------    ------    -------    -------
  Net Investment Loss (a)....       (.11)       (.22)     (.19)     (.19)      (.19)      (.23)
  Net Realized and Unrealized
    Gain/Loss................      (1.53)       3.20       .85      4.02      (3.46)     (2.82)
                                 -------      ------    ------    ------    -------    -------
Total from Investment
  Operations.................      (1.64)       2.98       .66      3.83      (3.65)     (3.05)
Less Distributions from Net
  Realized Gain..............        -0-         -0-       -0-       -0-        -0-        -0-**
                                 -------      ------    ------    ------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD.....................    $ 14.15      $15.79    $12.81    $12.15    $  8.32    $ 11.97
                                 =======      ======    ======    ======    =======    =======

Total Return (b).............    -10.39%*     23.26%     5.43%    46.03%    -30.49%    -20.28%
Net Assets at End of the
  Period (In millions).......    $ 350.3      $427.4    $426.0    $488.0    $ 341.5    $ 541.5
Ratio of Expenses to Average
  Net Assets.................      2.14%       2.12%     2.14%     2.23%      2.37%      2.19%
Ratio of Net Investment Loss
  to Average Net Assets......     (1.51%)     (1.56%)   (1.53%)   (1.80%)    (2.00%)    (1.74%)
Portfolio Turnover...........        62%*       129%      140%      201%       217%       320%

*   Non-Annualized

**  Amount is less than $.01.

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 22                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                  ENDED                     YEAR ENDED MARCH 31,
CLASS C SHARES                SEPTEMBER 30,   ------------------------------------------------
                                  2006         2006      2005      2004      2003       2002
                              ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................    $ 15.83      $12.85    $12.18    $ 8.35    $ 12.00    $ 15.07
                                 -------      ------    ------    ------    -------    -------
  Net Investment Loss (a)....       (.11)       (.22)     (.19)     (.19)      (.19)      (.23)
  Net Realized and Unrealized
    Gain/Loss................      (1.54)       3.20       .86      4.02      (3.46)     (2.84)
                                 -------      ------    ------    ------    -------    -------
Total from Investment
  Operations.................      (1.65)       2.98       .67      3.83      (3.65)     (3.07)
Less Distributions from Net
  Realized Gain..............        -0-         -0-       -0-       -0-        -0-        -0-**
                                 -------      ------    ------    ------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD.....................    $ 14.18      $15.83    $12.85    $12.18    $  8.35    $ 12.00
                                 =======      ======    ======    ======    =======    =======

Total Return (b).............    -10.36%*     23.19%     5.50%    45.87%    -30.42%    -20.35%
Net Assets at End of the
  Period (In millions).......    $  55.4      $ 70.2    $ 71.9    $ 88.4    $  68.8    $ 125.0
Ratio of Expenses to Average
  Net Assets.................      2.14%       2.13%     2.15%     2.24%      2.37%      2.19%
Ratio of Net Investment Loss
  to Average Net Assets......     (1.51%)     (1.57%)   (1.54%)   (1.81%)    (2.01%)    (1.74%)
Portfolio Turnover...........        62%*       129%      140%      201%       217%       320%

*   Non-Annualized

**  Amount is less than $.01.

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             23

VAN KAMPEN AGGRESSIVE GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               SIX MONTHS
                                  ENDED                     YEAR ENDED MARCH 31,
CLASS I SHARES                SEPTEMBER 30,   ------------------------------------------------
                                  2006         2006      2005      2004      2003       2002
                              ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD.................    $17.45       $14.02    $13.16    $ 8.92    $ 12.70    $ 15.78
                                 ------       ------    ------    ------    -------    -------
  Net Investment Loss (a)....      (.04)        (.08)     (.07)     (.09)      (.10)      (.10)
  Net Realized and Unrealized
    Gain/Loss................     (1.70)        3.51       .93      4.33      (3.68)     (2.98)
                                 ------       ------    ------    ------    -------    -------
Total from Investment
  Operations.................     (1.74)        3.43       .86      4.24      (3.78)     (3.08)
Less Distributions from Net
  Realized Gain..............       -0-          -0-       -0-       -0-        -0-        -0-**
                                 ------       ------    ------    ------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD.....................    $15.71       $17.45    $14.02    $13.16    $  8.92    $ 12.70
                                 ======       ======    ======    ======    =======    =======

Total Return (b).............    -9.91%*      24.47%     6.53%    47.53%    -29.76%    -19.50%
Net Assets at End of the
  Period (In millions).......    $298.7       $389.4    $ 73.7    $ 75.8    $  49.6    $  74.4
Ratio of Expenses to Average
  Net Assets.................     1.13%        1.10%     1.14%     1.22%      1.36%      1.18%
Ratio of Net Investment Loss
  to Average Net Assets......     (.51%)       (.50%)    (.52%)    (.79%)    (1.00%)     (.73%)
Portfolio Turnover...........       62%*        129%      140%      201%       217%       320%

*   Non-Annualized

**  Amount is less than $.01.

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 24                                            See Notes to Financial Statements

VAN KAMPEN AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Aggressive Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth. The Fund commenced investment operations on May 29, 1996. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the prior fiscal year, the Fund utilized capital losses carried forward of $209,106,143. At March 31, 2006, the Fund had an accumulated capital loss carryforward for tax purposes of $787,218,013, which will expire according to the following schedule.

AMOUNT                                                          EXPIRATION
$420,434,273................................................  March 31, 2010
 366,783,740................................................  March 31, 2011

    At September 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $1,062,783,723
                                                              ==============
Gross tax unrealized appreciation...........................  $  167,983,430
Gross tax unrealized depreciation...........................     (25,703,203)
                                                              --------------
Net tax unrealized appreciation on investments..............  $  142,280,227
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    There were no taxable distributions paid during the year ended March 31, 2006.

    As of March 31, 2006, there were no distributable earnings on a tax basis.

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2006, the Fund's custody fee was reduced by $16,632 as a result of credits earned on cash balances.

G. FOREIGN CURRENCY TRANSLATION The market values of foreign securities, forward foreign currency contracts and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. The cost of securities is determined using historical exchange rates. Gains and losses on the sale of securities are not segregated for financial reporting purposes between amounts arising from changes in exchange rates and amounts arising from changes in the market prices of securities. Realized gain and loss on foreign currency transactions includes the net realized amount from the sale of foreign currency and the amount realized between trade date and settlement date on securities transactions. Income and expenses are translated at rates prevailing when accrued.

VAN KAMPEN AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .75%
Next $500 million...........................................     .70%
Over $1 billion.............................................     .65%

    For the six months ended September 30, 2006, the Fund recognized expenses of approximately $12,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2006, the Fund recognized expenses of approximately $91,500 representing Van Kampen Investments Inc.'s or its affiliates (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2006, the Fund recognized expenses of approximately $1,905,300 representing transfer agency fees paid to VKIS. The transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $133,525 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2006, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $75,974.

    For the six months ended September 30, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $54,900

VAN KAMPEN AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

and contingent deferred sales charge (CDSC) on redeemed shares of approximately $171,000. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2006 and the year ended March 31, 2006, transactions were as follows:

                                            FOR THE                         FOR THE
                                        SIX MONTHS ENDED                   YEAR ENDED
                                       SEPTEMBER 30, 2006                MARCH 31, 2006
                                  ----------------------------    ----------------------------
                                    SHARES           VALUE          SHARES           VALUE
Sales:
  Class A.......................    3,736,498    $  59,576,521      9,090,583    $ 136,728,305
  Class B.......................    2,233,729       31,938,073      3,931,346       54,888,676
  Class C.......................      157,729        2,330,478        376,824        5,305,345
  Class I.......................      722,349       11,842,337     21,534,113      330,940,687
                                  -----------    -------------    -----------    -------------
Total Sales.....................    6,850,305    $ 105,687,409     34,932,866    $ 527,863,013
                                  ===========    =============    ===========    =============
Repurchases:
  Class A.......................   (5,590,310)   $ (88,777,122)   (37,812,708)   $(572,043,272)
  Class B.......................   (4,540,903)     (65,713,816)   (10,106,983)    (141,552,428)
  Class C.......................     (692,870)     (10,059,709)    (1,532,565)     (21,409,104)
  Class I.......................   (4,034,034)     (63,099,478)    (4,473,229)     (70,558,310)
                                  -----------    -------------    -----------    -------------
Total Repurchases...............  (14,858,117)   $(227,650,125)   (53,925,485)   $(805,563,114)
                                  ===========    =============    ===========    =============

4. REDEMPTION FEES

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the six months ended September 30, 2006, the Fund received redemption fees of approximately $3,700, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $937,134,069 and $1,067,041,850, respectively.

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $3,124,300 and $84,300 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments

VAN KAMPEN AGGRESSIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. LEGAL MATTERS

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative action which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss another derivative action brought by the same plaintiff that brought this derivative action, alleging market timing and late trading in the Van Kampen funds. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the market timing action. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above. The Court has approved a notice to shareholders regarding the dismissal, which is located at the back of this Report.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Fund's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN AGGRESSIVE GROWTH FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                          Notice to Fund Shareholders

    As previously disclosed, a derivative action was filed on behalf of the Fund against the Fund's investment adviser, broker-dealer, distributor, and Trustees. The complaint alleges that defendants violated federal securities laws and state laws in connection with certain economic incentive programs. The case is pending before the Honorable Richard Owen, United States District Judge in the Southern District of New York. Defendants have filed a motion to dismiss the complaint in its entirety on numerous grounds, and that motion is still pending.

    On April 18, 2006, Judge Owen dismissed a separate lawsuit against Morgan Stanley and all of the same corporate defendants that are named in the derivative action. The Morgan Stanley suit related to the same incentive programs that are at issue in the derivative action, and asserted many of the same legal claims. In his decision, Judge Owen found that the programs do not violate federal law, and that defendants had made the appropriate disclosures concerning the programs. The plaintiffs in the Morgan Stanley suit did not appeal from the decision, and that decision is now final.

    In light of this decision by Judge Owen -- as well as several other decisions by other judges in the Southern District of New York and certain other courts that have dismissed similar complaints against other investment funds -- plaintiff in the derivative action has determined that the suit would be unsuccessful, if pursued further. Accordingly, plaintiff has asked Judge Owen to dismiss the action. No attorneys' fees will be paid by defendants and no consideration will be paid to the named plaintiff.

    All investors in the Fund are hereby provided notice of this proposed dismissal. If you object to the proposed dismissal, your objection must be mailed no later than December 29, 2006, in writing, to the Honorable Richard Owen, United States District Judge, United States Courthouse, Room 640, 500 Pearl Street, New York, NY 10007-1312. Copies of the objection must also be mailed to Denise Davis Schwartzman, Esquire, Chimicles & Tikellis LLP, 361 West Lancaster Avenue, Haverford, PA 19041; and Richard A. Rosen, Esquire, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064.

  Van Kampen Aggressive Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Aggressive Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Aggressive Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2006 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                  70, 170, 270
                                                                 AGG SAR 11/06
    (VAN KAMPEN INVESTMENTS LOGO)                           RN06-03172P-Y11/06

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Small Cap Growth Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I [AND R] SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/06

                            A SHARES              B SHARES              C SHARES           I SHARES
                         since 11/27/00        since 11/27/00        since 11/27/00      since 2/2/06
-----------------------------------------------------------------------------------------------------
                                    W/MAX                 W/MAX                 W/MAX
                                    5.75%                 5.00%                 1.00%        W/O
AVERAGE ANNUAL         W/O SALES    SALES    W/O SALES    SALES    W/O SALES    SALES       SALES
TOTAL RETURNS           CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES     CHARGES

Since Inception         -0.35%      -1.35%    -1.05%      -1.05%    -1.07%      -1.07%      -1.80%

5-year                  11.29        9.98     10.48       10.28     10.50       10.50          --

1-year                   8.29        2.08      7.55        2.55      7.44        6.44          --

6-month                 -9.18      -14.41     -9.53      -14.05     -9.54      -10.44       -9.07
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's return would have been lower. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell 2000(R) Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index includes the 2,000 smallest companies in the Russell 3000(R) Index, which in turn consists of the 3,000 largest U.S. companies based on total market capitalization. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper, Inc.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006

MARKET CONDITIONS

Overall, the U.S. markets experienced significant volatility during the six-month period ended September 30, 2006. The enthusiasm that bolstered the market rally in January carried through the first quarter, despite a period of weak returns in February, as investor sentiment was buoyed by positive corporate profits, tame inflation data and evidence of strong global economic growth. Although the markets performed moderately well in April and into the beginning of May, inflation fears intensified amid the rising prices of oil and other commodities. Moreover, mixed remarks from the Federal Open Market Committee's (the "Fed's") new Chairman only added to the growing concern, leading investors to question the Fed's ability to effectively control inflation without halting economic growth. By early May, a climate of uncertainty roiled the markets as investors faced weak housing market data, mixed economic and corporate news and escalating global uncertainty. These mounting tensions cumulated into a steep market sell-off in May and June, triggered by the Fed's 16(th) and 17(th) consecutive federal funds target rate increases.

Although investors' apprehensions were still quite evident in the early weeks of the third quarter, worries eased in August as oil and other commodity prices fell and the Fed left the federal funds rate unchanged following its August meeting. This pause was well received by investors and the markets once again entered positive territory. By the end of the reporting period, the markets were performing reasonably well as oil and commodity prices declined significantly, interest rates remained stable and inflation fears abated. In response to the obvious signs of a slowing economy, the Fed opted to leave interest rates unchanged once again at its meeting in September.

Even though growth stocks performed well in the early months of 2006, investors gradually became risk adverse over the six-month period and demonstrated a preference for more defensive, less cyclical areas of the market. In this environment, value stocks outpaced growth stocks over the reporting period, reversing the dominance that growth-oriented securities enjoyed earlier in the year. This caused small-capitalization growth stocks (in which the fund invests) to lose much of the ground they had gained relative to large and mid-capitalization stock earlier in the year.

PERFORMANCE ANALYSIS

The fund returned -9.18 percent for the six months ended September 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Russell 2000(R) Growth Index, returned -8.88 percent for the period.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006

-----------------------------------------------------------------
                                                 RUSSELL
                                                 2000(R)
      CLASS A   CLASS B   CLASS C   CLASS I   GROWTH INDEX

      -9.18%    -9.53%    -9.54%    -9.07%       -8.88%
-----------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The fund's underperformance over the reporting period against the Russell 2000 Growth Index was due to stock selection, although sector allocation decisions contributed positively to returns. The industrial sector was particularly weak during this period as investors became more risk adverse and demonstrated their preference for more defensive, less cyclical areas of the market. Certain holdings in this sector also came under pressure following news of slower sales and missed earning reports. Within the financial services sector, the fund's exposure to the capital markets coupled with a lack of investment in the commercial banks segment also hurt performance.

On an optimistic note, strong stock selection in food distributors and personal products within the consumer staples sector boosted performance during the period, as did the fund's underweight allocation in the beverages industry. In the technology sector, the fund's holdings in semiconductors and Internet software and services companies added to total returns. Finally, stock selection in the energy sector provided some solid gains to the fund.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

TOP TEN HOLDINGS AS OF 9/30/06
Nutri/System, Inc.                                                 1.6%
Hologic, Inc.                                                      1.6
Digital River, Inc.                                                1.5
Itron, Inc.                                                        1.5
Advisory Board Co.                                                 1.5
PeopleSupport, Inc.                                                1.3
Sybase, Inc.                                                       1.3
inVentiv Health, Inc.                                              1.3
Watson Wyatt Worldwide, Inc., Class A                              1.3
Tessera Technologies, Inc.                                         1.2
SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/06
Health Care Equipment                                              6.3%
Health Care Services                                               5.3
Internet Software & Services                                       5.2
Apparel Retail                                                     5.1
Systems Software                                                   4.5
Aerospace & Defense                                                4.3
Application Software                                               4.1
Communications Equipment                                           3.8
Electronic Equipment Manufacturers                                 3.1
Semiconductors                                                     3.0
Health Care Supplies                                               2.8
IT Consulting & Other Services                                     2.7
Internet Retail                                                    2.5
Consumer Finance                                                   2.2
Investment Banking & Brokerage                                     2.2
Diversified Commercial & Professional Services                     2.0
Human Resource & Employment Services                               2.0
Footwear                                                           1.8
Data Processing & Outsourced Services                              1.8
Personal Products                                                  1.8
Industrial Machinery                                               1.7
Oil & Gas Equipment & Services                                     1.7
Publishing                                                         1.6
Electrical Components & Equipment                                  1.5
Environmental & Facilities Services                                1.5
Electronic Manufacturing Services                                  1.4
Home Furnishing Retail                                             1.3
Marine                                                             1.3
Office Services & Supplies                                         1.3
Semiconductor Equipment                                            1.2
Biotechnology                                                      1.0
Computer Storage & Peripherals                                     1.0
Health Care Facilities                                             1.0
Managed Health Care                                                1.0
Soft Drinks                                                        1.0
Technology Distributors                                            1.0
Regional Banks                                                     0.9
Apparel, Accessories & Luxury Goods                                0.8
Commercial Printing                                                0.8
Leisure Products                                                   0.8

                                              (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 9/30/06
(continued from previous page)
Pharmaceuticals                                                    0.8
Specialized Consumer Services                                      0.8
Packaged Foods & Meats                                             0.7
Oil & Gas Exploration & Production                                 0.5
Property & Casualty Insurance                                      0.5
Restaurants                                                        0.5
Specialty Chemicals                                                0.5
Tobacco                                                            0.5
Air Freight & Logistics                                            0.4
Building Products                                                  0.4
Education Services                                                 0.0*
                                                                ------
Total Long-Term Investments                                       95.9%
Short-Term Investments                                             2.2
Other Assets in Excess of Liabilities                              1.9
                                                                ------
Net Assets                                                       100.0%

*   Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1 -800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 1-800-847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/06 - 9/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/06           9/30/06       4/1/06-9/30/06
Class A
  Actual......................................    $1,000.00        $  908.25          $ 7.08
  Hypothetical................................     1,000.00         1,017.67            7.49
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00           904.72           10.65
  Hypothetical................................     1,000.00         1,013.87           11.26
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00           904.62           10.65
  Hypothetical................................     1,000.00         1,013.87           11.26
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00           909.26            6.03
  Hypothetical................................     1,000.00         1,018.77            6.38
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.48%, 2.23%, 2.23% and 1.26% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS  95.9%
AEROSPACE & DEFENSE  4.3%
Armor Holdings, Inc. (a)....................................    36,000    $  2,063,880
BE Aerospace, Inc. (a)......................................    90,000       1,898,100
Ceradyne, Inc. (a)..........................................    63,000       2,588,670
Ladish Co., Inc. (a)........................................    94,000       2,714,720
Teledyne Technologies, Inc. (a).............................    68,000       2,692,800
                                                                          ------------
                                                                            11,958,170
                                                                          ------------
AIR FREIGHT & LOGISTICS  0.4%
Hub Group, Inc., Class A (a)................................    55,000       1,252,900
                                                                          ------------

APPAREL, ACCESSORIES & LUXURY GOODS  0.8%
Phillips-Van Heusen Corp. ..................................    52,000       2,172,040
                                                                          ------------

APPAREL RETAIL  5.1%
Charlotte Russe Holding, Inc. (a)...........................    79,000       2,175,660
Christopher & Banks Corp. ..................................    91,000       2,682,680
Guess?, Inc. (a)............................................    28,000       1,358,840
Maidenform Brands, Inc. (a).................................    75,000       1,447,500
Men's Wearhouse, Inc. ......................................    54,000       2,009,340
The Children's Place Retail Stores, Inc. (a)................    36,000       2,305,080
The Gymboree Corp. (a)......................................    51,000       2,151,180
                                                                          ------------
                                                                            14,130,280
                                                                          ------------
APPLICATION SOFTWARE  4.1%
Altiris, Inc. (a)...........................................    93,000       1,961,370
FactSet Research Systems, Inc. .............................    60,000       2,914,200
Hyperion Solutions Corp. (a)................................    39,000       1,344,720
Informatica Corp. (a).......................................   154,000       2,092,860
Manhattan Associates, Inc. (a)..............................    61,000       1,472,540
Smith Micro Software, Inc. (a)..............................   112,000       1,610,560
                                                                          ------------
                                                                            11,396,250
                                                                          ------------
BIOTECHNOLOGY  1.0%
United Therapeutics Corp. (a)...............................    24,000       1,260,960
Vertex Pharmaceuticals, Inc. (a)............................    42,000       1,413,300
                                                                          ------------
                                                                             2,674,260
                                                                          ------------
BUILDING PRODUCTS  0.4%
PW Eagle, Inc. .............................................    40,000       1,200,400
                                                                          ------------

COMMERCIAL PRINTING  0.8%
Ennis, Inc. ................................................    98,000       2,121,700
                                                                          ------------

COMMUNICATIONS EQUIPMENT  3.8%
Avocent Corp. (a)...........................................    70,000       2,108,400
Comtech Telecommunications Corp. (a)........................    61,000       2,042,280
NETGEAR, Inc. (a)...........................................    70,000       1,441,300
Polycom, Inc. (a)...........................................   112,000       2,747,360

 12                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (CONTINUED)
Riverbed Technology, Inc. (a)...............................    44,900    $    875,550
Sonus Networks, Inc. (a)....................................   250,000       1,315,000
                                                                          ------------
                                                                            10,529,890
                                                                          ------------
COMPUTER STORAGE & PERIPHERALS  1.0%
Brocade Communications Systems, Inc. (a)....................   200,000       1,412,000
Synaptics, Inc. (a).........................................    56,000       1,364,720
                                                                          ------------
                                                                             2,776,720
                                                                          ------------
CONSUMER FINANCE  2.2%
Cash America International, Inc. ...........................    36,000       1,406,880
EZCORP, Inc., Class A (a)...................................    73,000       2,823,640
World Acceptance Corp. (a)..................................    45,000       1,979,100
                                                                          ------------
                                                                             6,209,620
                                                                          ------------
DATA PROCESSING & OUTSOURCED SERVICES  1.8%
Global Payments, Inc. ......................................    65,000       2,860,650
VeriFone Holdings, Inc. (a).................................    75,000       2,141,250
                                                                          ------------
                                                                             5,001,900
                                                                          ------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES  2.0%
Advisory Board Co. (a)......................................    82,000       4,142,640
Healthcare Services Group, Inc. ............................    60,000       1,509,600
                                                                          ------------
                                                                             5,652,240
                                                                          ------------
EDUCATION SERVICES  0.0%
Apollo Group, Inc., Class A (a).............................         1              49
                                                                          ------------

ELECTRICAL COMPONENTS & EQUIPMENT  1.5%
Acuity Brands, Inc. ........................................    31,000       1,407,400
General Cable Corp. (a).....................................    38,000       1,451,980
The Genlyte Group, Inc. (a).................................    20,000       1,424,000
                                                                          ------------
                                                                             4,283,380
                                                                          ------------
ELECTRONIC EQUIPMENT MANUFACTURERS  3.1%
Itron, Inc. (a).............................................    75,000       4,185,000
Rofin-Sinar Technologies, Inc. (a)..........................    38,000       2,309,260
Rogers Corp. (a)............................................    33,000       2,037,750
                                                                          ------------
                                                                             8,532,010
                                                                          ------------
ELECTRONIC MANUFACTURING SERVICES  1.4%
NovAtel, Inc. (Canada) (a)..................................    44,000       2,020,480
RadiSys Corp. (a)...........................................    96,000       2,040,000
                                                                          ------------
                                                                             4,060,480
                                                                          ------------
ENVIRONMENTAL & FACILITIES SERVICES  1.5%
Clean Harbors, Inc. (a).....................................    49,000       2,133,950
Covanta Holding Corp. (a)...................................   100,000       2,153,000
                                                                          ------------
                                                                             4,286,950
                                                                          ------------

See Notes to Financial Statements                                             13

VAN KAMPEN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
FOOTWEAR  1.8%
Crocs, Inc. (a).............................................    45,000    $  1,527,750
Deckers Outdoor Corp. (a)...................................    44,000       2,082,080
Steven Madden, Ltd. ........................................    36,000       1,412,640
                                                                          ------------
                                                                             5,022,470
                                                                          ------------
HEALTH CARE EQUIPMENT  6.3%
ArthroCare Corp. (a)........................................    45,000       2,108,700
Bio-Rad Laboratories, Inc., Class A (a).....................    38,000       2,687,740
Conor Medsystems, Inc. (a)..................................    59,000       1,390,630
Hologic, Inc. (a)...........................................   100,000       4,352,000
Intuitive Surgical, Inc. (a)................................    27,000       2,847,150
Mentor Corp. ...............................................    42,000       2,116,380
Sirona Dental Systems, Inc. ................................    64,000       2,107,520
                                                                          ------------
                                                                            17,610,120
                                                                          ------------
HEALTH CARE FACILITIES  1.0%
Psychiatric Solutions, Inc. (a).............................    81,000       2,761,290
                                                                          ------------

HEALTH CARE SERVICES  5.3%
Alliance Imaging, Inc. (a)..................................   175,000       1,366,750
AMN Healthcare Services, Inc. (a)...........................   117,000       2,778,750
Cerner Corp. (a)............................................    60,000       2,724,000
inVentiv Health, Inc. (a)...................................   110,000       3,523,300
LHC Group, Inc. (a).........................................    87,000       1,941,840
Pediatrix Medical Group, Inc. (a)...........................    56,000       2,553,600
                                                                          ------------
                                                                            14,888,240
                                                                          ------------
HEALTH CARE SUPPLIES  2.8%
ev3, Inc. (a)...............................................   122,000       2,075,220
LifeCell Corp. (a)..........................................    89,000       2,867,580
West Pharmaceutical Services, Inc. .........................    71,000       2,788,170
                                                                          ------------
                                                                             7,730,970
                                                                          ------------
HOME FURNISHING RETAIL  1.3%
Rent-A-Center, Inc. (a).....................................    73,000       2,138,170
Select Comfort Corp. (a)....................................    62,000       1,356,560
                                                                          ------------
                                                                             3,494,730
                                                                          ------------
HUMAN RESOURCE & EMPLOYMENT SERVICES  2.0%
Administaff, Inc. ..........................................    62,000       2,089,400
Watson Wyatt Worldwide, Inc., Class A.......................    86,000       3,519,120
                                                                          ------------
                                                                             5,608,520
                                                                          ------------
INDUSTRIAL MACHINERY  1.7%
Kaydon Corp. ...............................................    35,000       1,295,700
RBC Bearings, Inc. (a)......................................    64,000       1,545,600
Valmont Industries, Inc. ...................................    39,000       2,037,750
                                                                          ------------
                                                                             4,879,050
                                                                          ------------

 14                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
INTERNET RETAIL  2.5%
Nutri/System, Inc. (a)......................................    70,000    $  4,360,300
Priceline.com, Inc. (a).....................................    63,000       2,317,770
Shutterfly, Inc. (a)........................................    22,500         349,875
                                                                          ------------
                                                                             7,027,945
                                                                          ------------
INTERNET SOFTWARE & SERVICES  5.2%
Akamai Technologies, Inc. (a)...............................    45,000       2,249,550
aQuantive, Inc. (a).........................................   115,000       2,716,300
Digital River, Inc. (a).....................................    83,000       4,242,960
DivX, Inc. (a)..............................................    30,000         713,100
Equinix, Inc. (a)...........................................    56,000       3,365,600
GigaMedia, Ltd. (Singapore) (a).............................   115,000       1,288,000
                                                                          ------------
                                                                            14,575,510
                                                                          ------------
INVESTMENT BANKING & BROKERAGE  2.2%
Investment Technology Group, Inc. (a).......................    74,000       3,311,500
Knight Capital Group, Inc., Class A (a).....................    80,000       1,456,000
TradeStation Group, Inc. (a)................................    94,000       1,416,580
                                                                          ------------
                                                                             6,184,080
                                                                          ------------
IT CONSULTING & OTHER SERVICES  2.7%
Forrester Research, Inc. (a)................................    95,000       2,499,450
Gartner, Inc. (a)...........................................   125,000       2,198,750
Sykes Enterprises, Inc. (a).................................   141,000       2,869,350
                                                                          ------------
                                                                             7,567,550
                                                                          ------------
LEISURE PRODUCTS  0.8%
Smith & Wesson Holding Corp. (a)............................   165,000       2,290,200
                                                                          ------------

MANAGED HEALTH CARE  1.0%
Sierra Health Services, Inc. (a)............................    36,000       1,362,240
WellCare Health Plans, Inc. (a).............................    25,000       1,415,750
                                                                          ------------
                                                                             2,777,990
                                                                          ------------
MARINE  1.3%
American Commercial Lines, Inc. (a).........................    37,000       2,199,650
DryShips, Inc. (Marshall Islands)...........................   103,000       1,380,200
                                                                          ------------
                                                                             3,579,850
                                                                          ------------
OFFICE SERVICES & SUPPLIES  1.3%
PeopleSupport, Inc. (a).....................................   200,000       3,700,000
                                                                          ------------

OIL & GAS EQUIPMENT & SERVICES  1.7%
Core Laboratories N.V. (Netherlands) (a)....................    22,000       1,403,600
Global Industries, Ltd. (a).................................   135,000       2,100,600
SEACOR Holdings, Inc. (a)...................................    15,000       1,237,500
                                                                          ------------
                                                                             4,741,700
                                                                          ------------
OIL & GAS EXPLORATION & PRODUCTION  0.5%
Helix Energy Solutions Group, Inc. (a)......................    41,000       1,369,400
                                                                          ------------

PACKAGED FOODS & MEATS  0.7%
Lancaster Colony Corp. .....................................    46,000       2,058,960
                                                                          ------------

See Notes to Financial Statements                                             15

VAN KAMPEN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
PERSONAL PRODUCTS  1.8%
Bare Escentuals, Inc. (a)...................................    25,300    $    686,895
NBTY, Inc. (a)..............................................    76,000       2,224,520
USANA Health Sciences, Inc. (a).............................    46,000       2,051,140
                                                                          ------------
                                                                             4,962,555
                                                                          ------------
PHARMACEUTICALS  0.8%
Medicis Pharmaceutical Corp., Class A.......................    66,000       2,135,100
                                                                          ------------

PROPERTY & CASUALTY INSURANCE  0.5%
Philadelphia Consolidated Holding Corp. (a).................    36,000       1,432,080
                                                                          ------------

PUBLISHING  1.6%
Global Sources, Ltd. (Bermuda) (a)..........................    61,700         784,207
John Wiley & Sons, Inc., Class A............................    41,000       1,476,410
Morningstar, Inc. (a).......................................    57,000       2,103,300
                                                                          ------------
                                                                             4,363,917
                                                                          ------------
REGIONAL BANKS  0.9%
Sterling Bancshares, Inc. ..................................    66,000       1,336,500
Wilshire Bancorp, Inc. .....................................    66,000       1,256,640
                                                                          ------------
                                                                             2,593,140
                                                                          ------------
RESTAURANTS  0.5%
CKE Restaurants, Inc. ......................................    81,000       1,354,320
                                                                          ------------

SEMICONDUCTOR EQUIPMENT  1.2%
Tessera Technologies, Inc. (a)..............................   100,000       3,478,000
                                                                          ------------

SEMICONDUCTORS  3.0%
Atheros Communications (a)..................................   119,000       2,157,470
Diodes, Inc. (a)............................................    31,000       1,338,270
Hittite Microwave Corp. (a).................................    32,000       1,424,000
Silicon Image, Inc. (a).....................................   158,000       2,009,760
Trident Microsystems, Inc. (a)..............................    65,000       1,511,900
                                                                          ------------
                                                                             8,441,400
                                                                          ------------
SOFT DRINKS  1.0%
Hansen Natural Corp. (a)....................................    82,000       2,663,360
                                                                          ------------

SPECIALIZED CONSUMER SERVICES  0.8%
Sotheby's Holdings, Inc., Class A...........................    72,500       2,337,400
                                                                          ------------

SPECIALTY CHEMICALS  0.5%
ICO, Inc. (a)...............................................   218,000       1,443,160
                                                                          ------------

SYSTEMS SOFTWARE  4.5%
Commvault Systems, Inc. (a).................................    45,000         810,000
Macrovision Corp. (a).......................................    86,000       2,037,340
MICROS Systems, Inc. (a)....................................    44,000       2,152,480
Radiant Systems, Inc. (a)...................................   132,000       1,594,560

 16                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
SYSTEMS SOFTWARE (CONTINUED)
-ySybase, Inc. (a)..........................................   151,000    $  3,660,240
VASCO Data Security International, Inc. (a).................   210,000       2,175,600
                                                                          ------------
                                                                            12,430,220
                                                                          ------------
TECHNOLOGY DISTRIBUTORS  1.0%
Anixter International, Inc. ................................    25,000       1,411,750
Brightpoint, Inc. (a).......................................   100,000       1,422,000
                                                                          ------------
                                                                             2,833,750
                                                                          ------------
TOBACCO  0.5%
Vector Group, Ltd. .........................................    79,800       1,294,356
                                                                          ------------

TOTAL LONG-TERM INVESTMENTS  95.9%
  (Cost $247,288,543)..................................................    267,870,572

REPURCHASE AGREEMENT  2.2%
State Street Bank & Trust Co. ($6,215,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  5.15%, dated 09/29/06, to be sold on 10/02/06 at $6,217,667) (Cost
  $6,215,000)..........................................................      6,215,000
                                                                          ------------

TOTAL INVESTMENTS  98.1%
  (Cost $253,503,543)..................................................    274,085,572

OTHER ASSETS IN EXCESS OF LIABILITIES  1.9%............................      5,239,535
                                                                          ------------

NET ASSETS  100.0%.....................................................   $279,325,107
                                                                          ============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements                                             17

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $253,503,543).......................  $274,085,572
Cash........................................................           871
Receivables:
  Investments Sold..........................................     9,621,587
  Fund Shares Sold..........................................     1,514,301
  Dividends.................................................        66,415
  Interest..................................................         1,778
Other.......................................................        47,586
                                                              ------------
    Total Assets............................................   285,338,110
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     5,044,614
  Fund Shares Repurchased...................................       408,320
  Investment Advisory Fee...................................       180,244
  Distributor and Affiliates................................       179,134
Accrued Expenses............................................       109,830
Trustees' Deferred Compensation and Retirement Plans........        90,861
                                                              ------------
    Total Liabilities.......................................     6,013,003
                                                              ------------
NET ASSETS..................................................  $279,325,107
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $274,355,537
Net Unrealized Appreciation.................................    20,582,029
Accumulated Net Investment Loss.............................    (1,519,192)
Accumulated Net Realized Loss...............................   (14,093,267)
                                                              ------------
NET ASSETS..................................................  $279,325,107
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $192,926,823 and 19,687,151 shares of
    beneficial interest issued and outstanding).............  $       9.80
    Maximum sales charge (5.75%* of offering price).........           .60
                                                              ------------
    Maximum offering price to public........................  $      10.40
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $50,735,892 and 5,400,319 shares of
    beneficial interest issued and outstanding).............  $       9.39
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $28,477,142 and 3,033,661 shares of
    beneficial interest issued and outstanding).............  $       9.39
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $7,185,250 and 731,967 shares of
    beneficial interest issued and outstanding).............  $       9.82
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

 18                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended September 30, 2006 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $486)........  $    395,154
Interest....................................................       357,229
                                                              ------------
    Total Income............................................       752,383
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,032,415
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $214,967, $271,912 and $141,015,
  respectively).............................................       627,894
Shareholder Services........................................       349,760
Custody.....................................................        25,587
Trustees' Fees and Related Expenses.........................        20,746
Legal.......................................................        17,577
Other.......................................................       141,284
                                                              ------------
    Total Expenses..........................................     2,215,263
    Less Credits Earned on Cash Balances....................        11,913
                                                              ------------
    Net Expenses............................................     2,203,350
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (1,450,967)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................  $ (4,291,137)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    39,691,521
  End of the Period.........................................    20,582,029
                                                              ------------
Net Unrealized Depreciation During the Period...............   (19,109,492)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(23,400,629)
                                                              ============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(24,851,596)
                                                              ============

See Notes to Financial Statements                                             19

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                              FOR THE             FOR THE
                                                          SIX MONTHS ENDED       YEAR ENDED
                                                         SEPTEMBER 30, 2006    MARCH 31, 2006
                                                         ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.....................................   $  (1,450,967)      $  (2,173,195)
Net Realized Gain/Loss..................................      (4,291,137)         23,425,901
Net Unrealized Appreciation/Depreciation During the
  Period................................................     (19,109,492)         30,234,552
                                                           -------------       -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....     (24,851,596)         51,487,258
                                                           -------------       -------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............................     115,873,181         105,296,920
Cost of Shares Repurchased..............................     (45,796,231)        (39,918,747)
                                                           -------------       -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......      70,076,950          65,378,173
                                                           -------------       -------------
TOTAL INCREASE IN NET ASSETS............................      45,225,354         116,865,431
NET ASSETS:
Beginning of the Period.................................     234,099,753         117,234,322
                                                           -------------       -------------
End of the Period (Including accumulated net investment
  loss of $1,519,192 and $68,225, respectively).........   $ 279,325,107       $ 234,099,753
                                                           =============       =============

 20                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                            SIX MONTHS
                               ENDED                              YEAR ENDED MARCH 31,
CLASS A SHARES             SEPTEMBER 30,    ----------------------------------------------------------------
                               2006          2006          2005          2004          2003           2002
                           ---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD...........    $10.80        $ 7.98        $ 7.11        $ 4.73        $  6.32        $  7.40
                              ------        ------        ------        ------        -------        -------
  Net Investment Loss.....      (.04)(a)      (.10)(a)      (.09)(a)      (.08)(a)       (.06)(a)       (.09)
  Net Realized and
    Unrealized
    Gain/Loss.............      (.96)         2.92           .96          2.46          (1.53)          (.99)
                              ------        ------        ------        ------        -------        -------
Total from Investment
  Operations..............     (1.00)         2.82           .87          2.38          (1.59)         (1.08)
                              ------        ------        ------        ------        -------        -------
NET ASSET VALUE, END OF
  THE PERIOD..............    $ 9.80        $10.80        $ 7.98        $ 7.11        $  4.73        $  6.32
                              ======        ======        ======        ======        =======        =======

Total Return* (b).........    -9.18%**      35.21%        12.08%        50.53%        -25.16%        -14.59%
Net Assets at End of the
  Period (In millions)....    $192.9        $146.9        $ 57.2        $ 47.2        $  23.7        $  41.4
Ratio of Expenses to
  Average Net Assets*
  (c).....................     1.48%         1.61%         1.60%         1.60%          1.60%          1.60%
Ratio of Net Investment
  Loss to Average Net
  Assets*.................     (.88%)       (1.06%)       (1.15%)       (1.30%)        (1.20%)        (1.31%)
Portfolio Turnover........      177%**        277%          281%          332%           232%           358%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets
     (c)..................       N/A         1.63%         1.74%         1.77%          1.79%          1.72%
   Ratio of Net Investment
     Loss to Average Net
     Assets...............       N/A        (1.09%)       (1.29%)       (1.47%)        (1.39%)        (1.43%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2006.

N/A=Not Applicable

See Notes to Financial Statements                                             21

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued


THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                 ENDED                                   YEAR ENDED MARCH 31,
CLASS B SHARES               SEPTEMBER 30,    ---------------------------------------------------------------------------
                                 2006          2006             2005             2004             2003              2002
                             --------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............    $10.39        $ 7.74           $ 6.95           $ 4.65           $  6.26           $ 7.38
                                ------        ------           ------           ------           -------           ------
  Net Investment Loss.......      (.08)(a)      (.16)(a)         (.14)(a)         (.13)(a)          (.10)(a)         (.12)
  Net Realized and
    Unrealized Gain/Loss....      (.92)         2.81              .93             2.43             (1.51)           (1.00)
                                ------        ------           ------           ------           -------           ------
Total from Investment
  Operations................     (1.00)         2.65              .79             2.30             (1.61)           (1.12)
                                ------        ------           ------           ------           -------           ------
NET ASSET VALUE, END OF THE
  PERIOD....................    $ 9.39        $10.39           $ 7.74           $ 6.95           $  4.65           $ 6.26
                                ======        ======           ======           ======           =======           ======

Total Return* (b)...........    -9.53%**      34.24%           11.37%           49.46%           -25.60%           -15.31%
Net Assets at End of the
  Period (In millions)......    $ 50.7        $ 59.1           $ 43.7           $ 42.9           $  21.8           $ 31.8
Ratio of Expenses to Average
  Net Assets* (c)...........     2.23%         2.36%            2.35%            2.35%             2.35%            2.35%
Ratio of Net Investment Loss
  to Average Net Assets*....    (1.65%)       (1.83%)          (1.91%)          (2.06%)           (1.95%)          (2.06%)
Portfolio Turnover..........      177%**        277%             281%             332%              232%             358%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets
     (c)....................       N/A         2.39%            2.49%            2.52%             2.54%            2.47%
   Ratio of Net Investment
     Loss to Average Net
     Assets.................       N/A        (1.86%)          (2.05%)          (2.23%)           (2.14%)          (2.18%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2006.

N/A=Not Applicable

 22                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued


THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                              SIX MONTHS
                                 ENDED                                   YEAR ENDED MARCH 31,
CLASS C SHARES               SEPTEMBER 30,   ----------------------------------------------------------------------------
                                 2006         2006             2005             2004             2003              2002
                             --------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............    $10.38       $ 7.73           $ 6.94           $ 4.65           $  6.25           $  7.38
                                ------       ------           ------           ------           -------           -------
  Net Investment Loss.......      (.08)(a)     (.16)(a)         (.14)(a)         (.13)(a)          (.10)(a)          (.13)
  Net Realized and
    Unrealized Gain/Loss....      (.91)        2.81              .93             2.42             (1.50)            (1.00)
                                ------       ------           ------           ------           -------           -------
Total from Investment
  Operations................      (.99)        2.65              .79             2.29             (1.60)            (1.13)
                                ------       ------           ------           ------           -------           -------
NET ASSET VALUE, END OF THE
  PERIOD....................    $ 9.39       $10.38           $ 7.73           $ 6.94           $  4.65           $  6.25
                                ======       ======           ======           ======           =======           =======

Total Return* (b)...........    -9.54%**     34.28%           11.22%           49.46%           -25.60%           -15.31%
Net Assets at End of the
  Period (In millions)......    $ 28.5       $ 28.0           $ 16.3           $ 18.3           $  10.7           $  17.3
Ratio of Expenses to Average
  Net Assets* (c)...........     2.23%        2.36%            2.35%            2.35%             2.35%             2.35%
Ratio of Net Investment Loss
  to Average Net Assets*....    (1.65%)      (1.83%)          (1.91%)          (2.06%)           (1.95%)           (2.06%)
Portfolio Turnover..........      177%**       277%             281%             332%              232%              358%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total returns would have been lower and the ratios would have been as follows:
   Ratio of Expenses to
     Average Net Assets
     (c)....................       N/A        2.39%            2.49%            2.52%             2.54%             2.47%
   Ratio of Net Investment
     Loss to Average Net
     Assets.................       N/A       (1.86%)          (2.05%)          (2.23%)           (2.14%)           (2.18%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the year ended March 31, 2006.

N/A=Not Applicable

See Notes to Financial Statements                                             23

VAN KAMPEN SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued


THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                            SIX MONTHS      FEBRUARY 2, 2006
                                                               ENDED        (COMMENCEMENT OF
CLASS I SHARES                                             SEPTEMBER 30,     OPERATIONS) TO
                                                               2006          MARCH 31, 2006
                                                           ---------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..................    $10.80             $10.00
                                                              ------             ------
  Net Investment Loss (a).................................      (.03)              (.01)
  Net Realized and Unrealized Gain/Loss...................      (.95)               .81
                                                              ------             ------
Total from Investment Operations..........................      (.98)               .80
                                                              ------             ------
NET ASSET VALUE, END OF THE PERIOD........................    $ 9.82             $10.80
                                                              ======             ======

Total Return* (b).........................................    -9.07%**            8.00%**
Net Assets at End of the Period (In millions).............    $  7.2             $   .1
Ratio of Expenses to Average Net Assets* (c)..............     1.26%              1.36%
Ratio of Net Investment Loss to Average Net Assets*.......     (.60%)             (.68%)
Portfolio Turnover........................................      177%**             277%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c)............       N/A              1.42%
   Ratio of Net Investment Loss to Average Net Assets.....       N/A              (.75%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .01% for the period ended March 31, 2006.

N/A=Not Applicable

 24                                            See Notes to Financial Statements

VAN KAMPEN SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Small Cap Growth Fund (the "Fund") is organized as a separate diversified series of Van Kampen Equity Trust, a Delaware statutory trust which is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital appreciation. The Fund invests primarily in common stocks and other equity securities of small companies that the Fund's investment adviser believes have above-average potential for capital appreciation. The Fund commenced investment operations on November 27, 2000. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the Federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the prior fiscal year, the Fund utilized capital losses carried forward of $23,296,570. At March 31, 2006, the Fund had an accumulated capital loss carryforward for tax purposes of $9,632,786, which will expire on March 31, 2011.

    At September 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $253,509,091
                                                              ============
Gross tax unrealized appreciation...........................  $ 24,937,822
Gross tax unrealized depreciation...........................    (4,361,341)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 20,576,481
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distribution from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes. There were no distributions paid during the six months ended September 30, 2006. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2006, the Fund's custody fee was reduced by $11,913 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .80%
Next $500 million...........................................     .75%
Over $1 billion.............................................     .70%

    The Adviser has agreed to waive all expenses in excess of 1.60% of Class A average net assets, 2.35% of Class B average net assets, 2.35% of Class C average net assets and 1.35% of Class I average net assets. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion. For the six months ended September 30, 2006, the Adviser did not waive any of its advisory fees.

    For the six months ended September 30, 2006, the Fund recognized expenses of approximately $2,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

VAN KAMPEN SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2006, the Fund recognized expenses of approximately $31,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2006, the Fund recognized expenses of approximately $303,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $36,514 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2006, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $50,711.

    For the six months ended September 30, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $76,600 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $40,500. Sales charges do not represent expenses of the Fund.

VAN KAMPEN SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2006 and the year ended March 31, 2006, transactions were as follows:

                                              FOR THE                       FOR THE
                                          SIX MONTHS ENDED                 YEAR ENDED
                                         SEPTEMBER 30, 2006              MARCH 31, 2006
                                     --------------------------    --------------------------
                                       SHARES         VALUE          SHARES         VALUE
Sales:
  Class A..........................   9,321,863    $ 93,616,254     8,734,875    $ 80,094,584
  Class B..........................     752,173       7,433,778     1,582,542      13,672,204
  Class C..........................     752,393       7,358,575     1,309,022      11,470,846
  Class I..........................     754,534       7,464,574         5,913          59,286
                                     ----------    ------------    ----------    ------------
Total Sales........................  11,580,963    $115,873,181    11,632,352    $105,296,920
                                     ==========    ============    ==========    ============
Repurchases:
  Class A..........................  (3,245,926)   $(31,698,565)   (2,291,868)   $(20,584,582)
  Class B..........................  (1,042,872)     (9,908,563)   (1,537,688)    (13,167,539)
  Class C..........................    (416,514)     (3,915,595)     (720,969)     (6,166,626)
  Class I..........................     (28,480)       (273,508)          -0-             -0-
                                     ----------    ------------    ----------    ------------
Total Repurchases..................  (4,733,792)   $(45,796,231)   (4,550,525)   $(39,918,747)
                                     ==========    ============    ==========    ============

4. REDEMPTION FEE

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund. For the six months ended September 30, 2006, the Fund received redemption fees of approximately $12,700, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was lass than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $508,488,184 and $439,421,044, respectively.

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $623,400 and $69,800 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments under

VAN KAMPEN SMALL CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. LEGAL MATTERS

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative action which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss another derivative action brought by the same plaintiff that brought this derivative action, alleging market timing and late trading in the Van Kampen funds. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the market timing action. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above. The Court has approved a notice to shareholders regarding the dismissal, which is located at the back of this Report.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Fund's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN SMALL CAP GROWTH FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                          Notice to Fund Shareholders

    As previously disclosed, a derivative action was filed on behalf of the Fund against the Fund's investment adviser, broker-dealer, distributor, and Trustees. The complaint alleges that defendants violated federal securities laws and state laws in connection with certain economic incentive programs. The case is pending before the Honorable Richard Owen, United States District Judge in the Southern District of New York. Defendants have filed a motion to dismiss the complaint in its entirety on numerous grounds, and that motion is still pending.

    On April 18, 2006, Judge Owen dismissed a separate lawsuit against Morgan Stanley and all of the same corporate defendants that are named in the derivative action. The Morgan Stanley suit related to the same incentive programs that are at issue in the derivative action, and asserted many of the same legal claims. In his decision, Judge Owen found that the programs do not violate federal law, and that defendants had made the appropriate disclosures concerning the programs. The plaintiffs in the Morgan Stanley suit did not appeal from the decision, and that decision is now final.

    In light of this decision by Judge Owen--as well as several other decisions by other judges in the Southern District of New York and certain other courts that have dismissed similar complaints against other investment funds--plaintiff in the derivative action has determined that the suit would be unsuccessful, if pursued further. Accordingly, plaintiff has asked Judge Owen to dismiss the action. No attorneys' fees will be paid by defendants and no consideration will be paid to the named plaintiff.

    All investors in the Fund are hereby provided notice of this proposed dismissal. If you object to the proposed dismissal, your objection must be mailed no later than December 29, 2006, in writing, to the Honorable Richard Owen, United States District Judge, United States Courthouse, Room 640, 500 Pearl Street, New York, NY 10007-1312. Copies of the objection must also be mailed to Denise Davis Schwartzman, Esquire, Chimicles & Tikellis LLP, 361 West Lancaster Avenue, Haverford, PA 19041; and Richard A. Rosen, Esquire, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064.

  Van Kampen Small Cap Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Small Cap Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Small Cap Growth Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2006 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                 147, 247, 347
                                                                 SCG SAR 11/06
    (VAN KAMPEN INVESTMENTS LOGO)                           RN06-03212P-Y09/06

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Value Opportunities Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I [AND R] SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF THE FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/06

                      A SHARES             B SHARES             C SHARES           I SHARES
                  since 6/25/2001      since 6/25/2001      since 6/25/2001     since 3/23/2005
-----------------------------------------------------------------------------------------------
                             W/MAX                W/MAX                W/MAX
AVERAGE                      5.75%                5.00%                1.00%
ANNUAL           W/O SALES   SALES    W/O SALES   SALES    W/O SALES   SALES       W/O SALES
TOTAL RETURNS     CHARGES    CHARGE    CHARGES    CHARGE    CHARGES    CHARGE       CHARGES

Since Inception    7.64%      6.44%     6.84%      6.84%     6.84%      6.84%       11.52%

5-Year            11.38      10.08     10.53      10.33     10.53      10.53           --

1-Year            15.64       8.98     14.79       9.79     14.79      13.79        15.96

6-Month            4.34      -1.67      4.01      -0.99      4.01       3.01         4.49
-----------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's advisor has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursement, the fund's returns would have been lower.

S&P 500/Citigroup Value Index (formerly the S&P 500/Barra Value Index is generally representative of the U.S. market for value stocks. The S&P 500 Index is generally representative of the U.S. stock market. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an index of the 1000 largest U.S. companies based on total market capitalization. These indexes are unmanaged and do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006

MARKET CONDITIONS

Concerns about a slowing economy tempered the stock market's advance in the six-month period ended September 30, 2006. Although 2006 began with a strong rally in January, the momentum cooled as oil and other commodity prices remained high and the Federal Open Market Committee (the "Fed") continued to abide by its monetary tightening stance. Housing data began to show signs of deterioration, prompting investors to question the Fed's ability to keep inflation tame without halting economic growth. These worries converged in May and June, as the stock market sold off in reaction to the Fed's 16th and 17th increases of the federal funds target rate. However, by the end of the period, sentiment turned brighter, lifting the market into positive territory. The Fed left the federal funds rate unchanged at its August and September meetings, inflation appeared under control, and oil and gasoline prices retreated from earlier highs.

PERFORMANCE ANALYSIS

The fund returned 4.34 percent for the six months ended September 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmarks, the Russell 1000(R) Value Index, the S&P 500(R)/Citigroup Value Index (formerly the S&P 500(R)/Barra Value Index) and the S&P 500(R) Index, returned 6.85 percent, 5.92 percent and 4.14 percent for the period, respectively.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006

----------------------------------------------------------------------------------------------
                                                                S&P 500(R)/
                                                              CITIGROUP VALUE
                                                                   INDEX
                                                 RUSSELL       (FORMERLY S&P      S&P
                                                 1000(R)       500(R)/BARRA      500(R)
      CLASS A   CLASS B   CLASS C   CLASS I    VALUE INDEX     VALUE INDEX)      INDEX

       4.34%     4.01%     4.01%     4.49%        6.85%            5.92%         4.14%
----------------------------------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Relative to the Russell 1000 Value Index, the fund's primary detractors from performance during the period included the materials, technology and telecommunication services sectors. Within materials, the fund's exposure to the paper industry suffered due to weakness in pricing for timber and several paper grades. Packaging was also a drag on returns as recession fears elicited declining sentiment for the group. In the technology sector, the fund's personal computer
 2
exposure was hurt by negative company-specific factors. Although the fund benefited from robust performance in select telecommunications stocks, the declining performance of another holding offset the positive influence of the sector overall.

However, the fund made gains elsewhere. A common theme among the fund's top performing holdings during the period was that these stocks, which had been undervalued based on our measures at the time of investment, experienced a turnaround as overly negative sentiment abated. Selected holdings in the consumer discretionary sector, notably in auto parts and cable, contributed positively to the fund's results relative to the Russell 1000 Value Index. The financial sector also enhanced the fund's performance as the 2006 hurricane season proved to be less severe than the prior year's, and selected insurance and reinsurance holdings were the beneficiaries. The fund's engineering and construction exposure also bolstered returns relative to the Russell 1000 Value Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

TOP TEN HOLDINGS AS OF 9/30/06
Smurfit-Stone Container Corp.                                     4.4%
International Paper Co.                                           3.4
Verizon Communications, Inc.                                      3.3
AT&T, Inc.                                                        2.9
GlaxoSmithKline Plc -                                             2.7
Freddie Mac                                                       2.5
CMS Energy Corp.                                                  2.5
Family Dollar Stores, Inc.                                        2.4
MeadWestvaco Corp.                                                2.4
Citigroup, Inc.                                                   2.1

SUMMARY OF INVESTMENT BY INDUSTRY CLASSIFICATION AS OF 9/30/06
Pharmaceuticals                                                  13.5%
Integrated Telecommunication Services                             7.8
Paper Products                                                    6.9
Property & Casualty Insurance                                     5.8
Paper Packaging                                                   4.4
Other Diversified Financial Services                              4.1
Packaged Foods & Meats                                            4.1
Movies & Entertainment                                            3.9
Diversified Banks                                                 3.6
Thrifts & Mortgage Finance                                        3.1
Broadcasting & Cable TV                                           2.9
Multi-Utilities                                                   2.5
General Merchandise Stores                                        2.4
Soft Drinks                                                       2.3
Diversified Chemicals                                             2.1
Aluminum                                                          2.0
Hypermarkets & Super Centers                                      1.6
Commodity Chemicals                                               1.3
Semiconductors                                                    1.3
Reinsurance                                                       1.3
Household Products                                                1.1
Life & Health Insurance                                           1.1
Computer Hardware                                                 1.0
Investment Banking & Brokerage                                    1.0
Asset Management & Custody Banks                                  0.9
Systems Software                                                  0.9
Specialty Chemicals                                               0.9
Multi-line Insurance                                              0.9
Construction & Engineering                                        0.8
Communications Equipment                                          0.8
Tobacco                                                           0.7

                                             (continued on next page)

SUMMARY OF INVESTMENT BY INDUSTRY CLASSIFICATION AS OF 9/30/06
                                       (continued from previous page)
Electronic Manufacturing Services                                 0.5
Data Processing & Outsourced Services                             0.3
Home Improvement Retail                                           0.2
                                                                -----
Total Long-Term Investment                                       88.0%
Repurchase Agreement                                              9.7
Other Assets in Excess of Liabilities                             2.3
                                                                -----
Net Assets                                                      100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries mentioned. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/06 - 9/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  4/1/06           9/30/06       4/1/06-9/30/06
Class A
  Actual.....................................    $1,000.00        $1,043.37          $ 6.81
  Hypothetical...............................     1,000.00         1,018.37            6.73
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00         1,040.10           10.64
  Hypothetical...............................     1,000.00         1,014.67           10.50
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00         1,040.10           10.64
  Hypothetical...............................     1,000.00         1,014.67           10.50
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00         1,044.94            5.54
  Hypothetical...............................     1,000.00         1,019.67            5.47
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.33%, 2.08%, 2.08%, and 1.08% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a change in the Fund's classification to a diversified fund as of March 31, 2005. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN VALUE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCKS  88.0%
ALUMINUM  2.0%
Alcoa, Inc. ................................................   182,200    $  5,108,888
                                                                          ------------

ASSET MANAGEMENT & CUSTODY BANKS  0.9%
Bank of New York Co., Inc. .................................    69,200       2,439,992
                                                                          ------------

BROADCASTING & CABLE TV  2.9%
Clear Channel Communications, Inc. .........................   106,099       3,060,956
Comcast Corp., Class A (a)..................................   120,600       4,444,110
                                                                          ------------
                                                                             7,505,066
                                                                          ------------
COMMODITY CHEMICALS  1.3%
Celanese Corp. Ser A........................................   192,000       3,436,800
                                                                          ------------

COMMUNICATIONS EQUIPMENT  0.8%
Cisco Systems, Inc. (a).....................................    85,100       1,957,300
                                                                          ------------

COMPUTER HARDWARE  1.0%
Dell, Inc. (a)..............................................   110,500       2,523,820
                                                                          ------------

CONSTRUCTION & ENGINEERING  0.8%
Chicago Bridge & Iron Co. N.V. (Netherlands)................    90,900       2,187,054
                                                                          ------------

DATA PROCESSING & OUTSOURCED SERVICES  0.3%
Affiliated Computer Services, Inc., Class A (a).............    14,381         745,799
                                                                          ------------

DIVERSIFIED BANKS  3.6%
Barclays Plc--ADR (United Kingdom)..........................    55,400       2,812,658
Wachovia Corp. .............................................    73,900       4,123,620
Wells Fargo & Co. ..........................................    65,900       2,384,262
                                                                          ------------
                                                                             9,320,540
                                                                          ------------
DIVERSIFIED CHEMICALS  2.1%
Du Pont (E.I.) de Nemours & Co. ............................   126,000       5,397,840
                                                                          ------------

ELECTRONIC MANUFACTURING SERVICES  0.5%
Kemet Corp. (a).............................................   167,320       1,350,272
                                                                          ------------

GENERAL MERCHANDISE STORES  2.4%
Family Dollar Stores, Inc. .................................   215,800       6,309,992
                                                                          ------------

HOME IMPROVEMENT RETAIL  0.2%
Lowe's Co., Inc. ...........................................    22,300         625,738
                                                                          ------------

HOUSEHOLD PRODUCTS  1.1%
Kimberly-Clark Corp. .......................................    45,700       2,986,952
                                                                          ------------

 12                                            See Notes to Financial Statements

VAN KAMPEN VALUE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
HYPERMARKETS & SUPER CENTERS  1.6%
Wal-Mart Stores, Inc. ......................................    83,600    $  4,123,152
                                                                          ------------

INTEGRATED TELECOMMUNICATION SERVICES  7.8%
AT&T, Inc. .................................................   232,800       7,579,968
Sprint Nextel Corp. ........................................   232,530       3,987,890
Verizon Communications, Inc. ...............................   231,400       8,591,882
                                                                          ------------
                                                                            20,159,740
                                                                          ------------
INVESTMENT BANKING & BROKERAGE  1.0%
Merrill Lynch & Co., Inc. ..................................    31,900       2,495,218
                                                                          ------------

LIFE & HEALTH INSURANCE  1.1%
Metlife, Inc. ..............................................    48,500       2,748,980
                                                                          ------------

MOVIES & ENTERTAINMENT  3.9%
Time Warner, Inc. ..........................................   215,400       3,926,742
Viacom, Inc., Class B (a)...................................    90,300       3,357,354
Walt Disney Co. ............................................    90,190       2,787,773
                                                                          ------------
                                                                            10,071,869
                                                                          ------------
MULTI-LINE INSURANCE  0.9%
American International Group, Inc. .........................    34,700       2,299,222
                                                                          ------------

MULTI-UTILITIES  2.5%
CMS Energy Corp. (a)........................................   440,600       6,362,264
                                                                          ------------

OTHER DIVERSIFIED FINANCIAL SERVICES  4.1%
Bank of America Corp. ......................................    94,800       5,078,436
Citigroup, Inc. ............................................   112,000       5,563,040
                                                                          ------------
                                                                            10,641,476
                                                                          ------------
PACKAGED FOODS & MEATS  4.1%
Cadbury Schweppes Plc--ADR (United Kingdom).................    47,200       2,018,744
Kraft Foods, Inc., Class A..................................    77,700       2,770,782
Sara Lee Corp. .............................................   158,900       2,553,523
Unilever N.V. (Netherlands).................................   133,500       3,276,090
                                                                          ------------
                                                                            10,619,139
                                                                          ------------
PAPER PACKAGING  4.4%
Smurfit-Stone Container Corp. (a)...........................  1,013,190     11,347,728
                                                                          ------------

PAPER PRODUCTS  6.9%
Bowater, Inc. ..............................................   136,700       2,811,919
International Paper Co. ....................................   255,875       8,860,951
MeadWestvaco Corp. .........................................   232,900       6,174,179
                                                                          ------------
                                                                            17,847,049
                                                                          ------------
PHARMACEUTICALS  13.5%
Abbott Laboratories.........................................    56,100       2,724,216
Bristol-Myers Squibb Co. ...................................   189,100       4,712,372
Eli Lilly & Co. ............................................    56,500       3,220,500

See Notes to Financial Statements                                             13

VAN KAMPEN VALUE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

                                                              NUMBER OF
DESCRIPTION                                                    SHARES        VALUE
--------------------------------------------------------------------------------------
PHARMACEUTICALS (CONTINUED)
GlaxoSmithKline Plc--ADR (United Kingdom)...................   132,100    $  7,031,683
Pfizer, Inc. ...............................................   104,680       2,968,725
Roche Holding AG--ADR (Switzerland).........................    32,000       2,758,643
Schering-Plough Corp. ......................................   195,300       4,314,177
Watson Pharmaceuticals, Inc. (a)............................   123,800       3,239,846
Wyeth.......................................................    79,430       4,038,221
                                                                          ------------
                                                                            35,008,383
                                                                          ------------
PROPERTY & CASUALTY INSURANCE  5.8%
Allied World Assurance Holdings, Ltd. (Bermuda) (a).........    68,200       2,755,280
Aspen Insurance Holdings, Ltd. (Bermuda)....................   110,900       2,864,547
Chubb Corp. ................................................    43,800       2,275,848
MBIA, Inc. .................................................    70,700       4,343,808
Saint Paul Travelers Cos., Inc. ............................    57,600       2,700,864
                                                                          ------------
                                                                            14,940,347
                                                                          ------------
REINSURANCE  1.3%
Platinum Underwriters Holdings Ltd. (Bermuda)...............   108,800       3,354,304
                                                                          ------------

SEMICONDUCTORS  1.3%
Intel Corp. ................................................   164,500       3,383,765
                                                                          ------------

SOFT DRINKS  2.3%
Coca-Cola Co. ..............................................    79,800       3,565,464
Coca-Cola Enterprises, Inc. ................................   115,100       2,397,533
                                                                          ------------
                                                                             5,962,997
                                                                          ------------
SPECIALTY CHEMICALS  0.9%
Rohm & Haas Co. ............................................    49,500       2,343,825
                                                                          ------------

SYSTEMS SOFTWARE  0.9%
McAfee, Inc. (a)............................................    99,200       2,426,432
                                                                          ------------

THRIFTS & MORTGAGE FINANCE  3.1%
Fannie Mae..................................................    25,600       1,431,296
Freddie Mac.................................................    99,020       6,567,997
                                                                          ------------
                                                                             7,999,293
                                                                          ------------
TOBACCO  0.7%
Altria Group, Inc. .........................................    24,300       1,860,165
                                                                          ------------

 14                                            See Notes to Financial Statements

VAN KAMPEN VALUE OPPORTUNITIES FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

DESCRIPTION                                                                  VALUE
--------------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS  88.0%
  (Cost $211,181,091)..................................................   $227,891,401
                                                                          ------------

REPURCHASE AGREEMENT  9.7%
State Street Bank & Trust Co. ($25,204,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  5.15%, dated 09/29/06, to be sold on 10/02/06 at $25,214,817)
  (Cost $25,204,000)...................................................     25,204,000
                                                                          ------------

TOTAL INVESTMENTS  97.7%
  (Cost $236,385,091)..................................................    253,095,401
OTHER ASSETS IN EXCESS OF LIABILITIES  2.3%............................      6,049,537
                                                                          ------------

NET ASSETS  100.0%.....................................................   $259,144,938
                                                                          ============

Percentages are calculated as a percentage of net assets.

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements                                             15

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $236,385,091).......................  $253,095,401
Cash........................................................           804
Receivables:
  Fund Shares Sold..........................................     6,814,202
  Investments Sold..........................................       862,696
  Dividends.................................................       328,517
  Interest..................................................         7,211
Other.......................................................        40,402
                                                              ------------
    Total Assets............................................   261,149,233
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,229,226
  Fund Shares Repurchased...................................       236,632
  Investment Advisory Fee...................................       149,868
  Distributor and Affiliates................................       144,103
Accrued Expenses............................................       165,646
Trustees' Deferred Compensation and Retirement Plans........        78,820
                                                              ------------
    Total Liabilities.......................................     2,004,295
                                                              ------------
NET ASSETS..................................................  $259,144,938
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $225,694,203
Net Unrealized Appreciation.................................    16,710,310
Accumulated Net Realized Gain...............................    15,233,444
Accumulated Undistributed Net Investment Income.............     1,506,981
                                                              ------------
NET ASSETS..................................................  $259,144,938
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $192,036,957 and 14,781,408 shares of
    beneficial interest issued and outstanding).............  $      12.99
    Maximum sales charge (5.75%* of offering price).........           .79
                                                              ------------
    Maximum offering price to public........................  $      13.78
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $38,770,598 and 3,050,111 shares of
    beneficial interest issued and outstanding).............  $      12.71
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $28,285,186 and 2,225,334 shares of
    beneficial interest issued and outstanding).............  $      12.71
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $52,197 and 4,009 shares of beneficial
    interest issued and outstanding)........................  $      13.02
                                                              ============

*   On sales of $50,000 or more, the sales charge will be reduced.

 16                                            See Notes to Financial Statements

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended September 30, 2006 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $21,024).....  $ 2,499,549
Interest....................................................      343,992
                                                              -----------
    Total Income............................................    2,843,541
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      900,899
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $221,426, $171,311 and $134,950,
  respectively).............................................      527,687
Shareholder Services........................................      198,145
Legal.......................................................       22,715
Trustees' Fees and Related Expenses.........................       22,061
Custody.....................................................        9,277
Other.......................................................      143,273
                                                              -----------
    Total Expenses..........................................    1,824,057
    Less Credits Earned on Cash Balances....................        2,966
                                                              -----------
    Net Expenses............................................    1,821,091
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,022,450
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 3,982,324
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   12,092,428
  End of the Period.........................................   16,710,310
                                                              -----------
Net Unrealized Appreciation During the Period...............    4,617,882
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 8,600,206
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 9,622,656
                                                              ===========

See Notes to Financial Statements                                             17

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                             FOR THE             FOR THE
                                                         SIX MONTHS ENDED       YEAR ENDED
                                                        SEPTEMBER 30, 2006    MARCH 31, 2006
                                                        ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................     $  1,022,450        $  1,150,317
Net Realized Gain.....................................        3,982,324          21,401,307
Net Unrealized Appreciation/Depreciation During the
  Period..............................................        4,617,882            (576,974)
                                                           ------------        ------------
Change in Net Assets from Operations..................        9,622,656          21,974,650
                                                           ------------        ------------

Distributions from Net Investment Income:
  Class A Shares......................................              -0-            (750,840)
  Class B Shares......................................              -0-                 -0-
  Class C Shares......................................              -0-                 -0-
  Class I Shares......................................              -0-              (6,204)
                                                           ------------        ------------
                                                                    -0-            (757,044)
                                                           ------------        ------------

Distributions from Net Realized Gain:
  Class A Shares......................................              -0-         (12,029,297)
  Class B Shares......................................              -0-          (2,828,934)
  Class C Shares......................................              -0-          (2,228,082)
  Class I Shares......................................              -0-             (79,581)
                                                           ------------        ------------
                                                                    -0-         (17,165,894)
                                                           ------------        ------------
Total Distributions...................................              -0-         (17,922,938)
                                                           ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...        9,622,656           4,051,712
                                                           ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................       52,909,700         111,880,840
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................              -0-          16,268,498
Cost of Shares Repurchased............................      (41,115,597)        (63,610,302)
                                                           ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS....       11,794,103          64,539,036
                                                           ------------        ------------
TOTAL INCREASE IN NET ASSETS..........................       21,416,759          68,590,748
NET ASSETS:
Beginning of the Period...............................      237,728,179         169,137,431
                                                           ------------        ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,506,981 and $484,531,
  respectively).......................................     $259,144,938        $237,728,179
                                                           ============        ============

 18                                            See Notes to Financial Statements

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS                                            JUNE 25, 2001
                                          ENDED              YEAR ENDED MARCH 31,            (COMMENCEMENT
CLASS A SHARES                        SEPTEMBER 30,   ----------------------------------   OF OPERATIONS) TO
                                          2006         2006     2005     2004     2003      MARCH 31, 2002
                                      ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD..............................    $12.45       $12.24   $11.02   $ 7.46   $ 10.06        $10.00
                                         ------       ------   ------   ------   -------        ------
 Net Investment Income (a)...........       .06          .10      .06      .06       .05           .04
 Net Realized and Unrealized
   Gain/Loss.........................       .48         1.22     1.38     3.54     (2.57)          .07
                                         ------       ------   ------   ------   -------        ------
Total from Investment Operations.....       .54         1.32     1.44     3.60     (2.52)          .11
                                         ------       ------   ------   ------   -------        ------
Less:
 Distributions from Net Investment
   Income............................       -0-          .07      .03      .04       .03           .05
 Distributions from Net Realized
   Gain..............................       -0-         1.04      .19      -0-       .05           -0-
                                         ------       ------   ------   ------   -------        ------
Total Distributions..................       -0-         1.11      .22      .04       .08           .05
                                         ------       ------   ------   ------   -------        ------
NET ASSET VALUE, END OF THE PERIOD...    $12.99       $12.45   $12.24   $11.02   $  7.46        $10.06
                                         ======       ======   ======   ======   =======        ======

Total Return* (b)....................     4.34%**     11.11%   13.12%   48.29%   -25.09%         1.19%**
Net Assets at End of the Period (In
 millions)...........................    $192.0       $171.7   $105.8   $ 52.4   $   7.4        $  8.2
Ratio of Expenses to Average Net
 Assets* (c).........................     1.33%        1.38%    1.41%    1.45%     1.46%         1.45%
Ratio of Net Investment Income to
 Average Net Assets*.................     1.04%         .80%     .55%     .57%      .67%          .46%
Portfolio Turnover...................       26%**        56%      46%      61%       70%           64%**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net
    Assets (c).......................       N/A          N/A      N/A    1.71%     2.11%         2.96%
  Ratio of Net Investment Income/Loss
    to Average Net Assets............       N/A          N/A      N/A     .31%      .02%        (1.05%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended March 31, 2003.

N/A=Not Applicable.

See Notes to Financial Statements                                             19

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS                                            JUNE 25, 2001
                                          ENDED              YEAR ENDED MARCH 31,            (COMMENCEMENT
CLASS B SHARES                        SEPTEMBER 30,   ----------------------------------   OF OPERATIONS) TO
                                          2006         2006     2005     2004     2003      MARCH 31, 2002
                                      ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD..............................    $12.22       $12.07   $10.92   $ 7.41   $ 10.05        $10.00
                                         ------       ------   ------   ------   -------        ------
 Net Investment Income/Loss (a)......       .02          .01     (.02)    (.02)     (.01)         (.02)
 Net Realized and Unrealized
   Gain/Loss.........................       .47         1.18     1.36     3.53     (2.58)          .09
                                         ------       ------   ------   ------   -------        ------
Total from Investment Operations.....       .49         1.19     1.34     3.51     (2.59)          .07
                                         ------       ------   ------   ------   -------        ------
Less:
 Distributions from Net Investment
   Income............................       -0-          -0-      -0-      -0-       -0-           .02
 Distributions from Net Realized
   Gain..............................       -0-         1.04      .19      -0-       .05           -0-
                                         ------       ------   ------   ------   -------        ------
Total Distributions..................       -0-         1.04      .19      -0-       .05           .02
                                         ------       ------   ------   ------   -------        ------
NET ASSET VALUE, END OF THE PERIOD...    $12.71       $12.22   $12.07   $10.92   $  7.41        $10.05
                                         ======       ======   ======   ======   =======        ======

Total Return* (b)....................     4.01%**     10.18%   12.30%   47.37%   -25.75%         0.63%**
Net Assets at End of the Period (In
 millions)...........................    $ 38.8       $ 35.5   $ 34.5   $ 24.2   $  13.6        $ 21.1
Ratio of Expenses to Average Net
 Assets* (c).........................     2.08%        2.13%    2.17%    2.20%     2.21%         2.20%
Ratio of Net Investment Income/Loss
 to Average Net Assets*..............      .29%         .05%    (.21%)   (.25%)    (.09%)        (.29%)
Portfolio Turnover...................       26%**        56%      46%      61%       70%           64%**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net
    Assets (c).......................       N/A          N/A      N/A    2.46%     2.86%         3.71%
  Ratio of Net Investment Loss to
    Average Net Assets...............       N/A          N/A      N/A    (.51%)    (.74%)       (1.80%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended March 31, 2003.

N/A=Not Applicable.

 20                                            See Notes to Financial Statements

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX MONTHS                                            JUNE 25, 2001
                                          ENDED              YEAR ENDED MARCH 31,            (COMMENCEMENT
CLASS C SHARES                        SEPTEMBER 30,   ----------------------------------   OF OPERATIONS) TO
                                          2006         2006     2005     2004     2003      MARCH 31, 2002
                                      ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
 PERIOD..............................    $12.22       $12.07   $10.92   $ 7.41   $ 10.05        $10.00
                                         ------       ------   ------   ------   -------        ------
 Net Investment Income/Loss (a)......       .02          .01     (.02)    (.02)      -0-          (.02)
 Net Realized and Unrealized
   Gain/Loss.........................       .47         1.18     1.36     3.53     (2.59)          .09
                                         ------       ------   ------   ------   -------        ------
Total from Investment Operations.....       .49         1.19     1.34     3.51     (2.59)          .07
                                         ------       ------   ------   ------   -------        ------
Less:
 Distributions from Net Investment
   Income............................       -0-          -0-      -0-      -0-       -0-           .02
 Distributions from Net Realized
   Gain..............................       -0-         1.04      .19      -0-       .05           -0-
                                         ------       ------   ------   ------   -------        ------
Total Distributions..................       -0-         1.04      .19      -0-       .05           .02
                                         ------       ------   ------   ------   -------        ------
NET ASSET VALUE, END OF THE PERIOD...    $12.71       $12.22   $12.07   $10.92   $  7.41        $10.05
                                         ======       ======   ======   ======   =======        ======

Total Return* (b)....................     4.01%**     10.18%   12.30%   47.37%   -25.75%         0.63%**
Net Assets at End of the Period (In
 millions)...........................    $ 28.3       $ 27.5   $ 27.9   $ 17.8   $   6.1        $  4.3
Ratio of Expenses to Average Net
 Assets* (c).........................     2.08%        2.13%    2.17%    2.20%     2.21%         2.20%
Ratio of Net Investment Income/Loss
 to Average Net Assets*..............      .29%         .05%    (.21%)   (.23%)    (.09%)        (.26%)
Portfolio Turnover...................       26%**        56%      46%      61%       70%           64%**
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
  Ratio of Expenses to Average Net
    Assets (c).......................       N/A          N/A      N/A    2.46%     2.86%         3.71%
  Ratio of Net Investment Loss to
    Average Net Assets...............       N/A          N/A      N/A    (.49%)    (.74%)       (1.77%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the year ended March 31, 2003.

N/A=Not Applicable.

See Notes to Financial Statements                                             21

VAN KAMPEN VALUE OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                   SIX MONTHS        YEAR        MARCH 23, 2005
                                                      ENDED          ENDED        (COMMENCEMENT
CLASS I SHARES                                    SEPTEMBER 30,    MARCH 31,    OF OPERATIONS) TO
                                                      2006           2006        MARCH 31, 2005
                                                  -----------------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.........    $12.46        $  12.24          $12.06
                                                     ------        --------          ------
  Net Investment Income (a)......................       .09             .13             -0-(c)
  Net Realized and Unrealized Gain...............       .47            1.21             .18
                                                     ------        --------          ------
Total from Investment Operations.................       .56            1.34             .18
                                                     ------        --------          ------
Less:
  Distribution from Net Investment Income........       -0-             .08             -0-
  Distribution from Net Realized Gain............       -0-            1.04             -0-
                                                     ------        --------          ------
Total Distribution...............................       -0-            1.12             -0-
                                                     ------        --------          ------
NET ASSET VALUE, END OF THE PERIOD...............    $13.02        $  12.46          $12.24
                                                     ======        ========          ======

Total Return (b).................................     4.49%*         11.33%           1.49%*
Net Assets at End of the Period (In thousands)...    $ 52.2        $3,040.6          $924.4
Ratio of Expenses to Average Net Assets..........     1.08%           1.13%           1.08%
Ratio of Net Investment Income to Average Net
  Assets.........................................     1.40%           1.02%            .97%
Portfolio Turnover...............................       26%*            56%             46%*

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Amount is less than $.01.

 22                                            See Notes to Financial Statements

VAN KAMPEN VALUE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Value Opportunities Fund (the "Fund") is organized as a separate diversified series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth and income. The Fund commenced investment operations on June 25, 2001. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSE Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN VALUE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2006 the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $237,114,525
                                                              ============
Gross tax unrealized appreciation...........................  $ 22,521,792
Gross tax unrealized depreciation...........................    (6,540,916)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 15,980,876
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended March 31, 2006 and was as follows:

Distributions paid from:
  Ordinary Income...........................................  $ 5,770,690
  Long-Term capital gain....................................   12,152,248
                                                              -----------
                                                              $17,922,938
                                                              ===========

    As of March 31, 2006 the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $6,384,336
Undistributed long-term capital gain........................   6,298,341

    Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended September 30, 2006, the Fund's custody fee was reduced by $2,966 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................    0.75%
Next $500 million...........................................    0.70%
Over $1 billion.............................................    0.65%

VAN KAMPEN VALUE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

    The Adviser has agreed to waive all expenses in excess of 1.45% of Class A average net assets, 2.20% of Class B average net assets, 2.20% of Class C average net assets, and 1.20% of Class I average net assets. No fees have been waived for the six months ended September 30, 2006. This waiver is voluntary and can be discontinued at any time.

    For the six months ended September 30, 2006, the Fund recognized expenses of approximately $2,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2006, the Fund recognized expenses of approximately $40,100 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2006, the Fund recognized expenses of approximately $178,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $32,702 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2006 the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of the Adviser, totaling $2,712.

    For the six months ended September 30, 2006, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $51,300 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $36,800. Sales charges do not represent expenses of the Fund.

VAN KAMPEN VALUE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2006 and year ended March 31, 2005 transactions were as follows:

                                               FOR THE                       FOR THE
                                           SIX MONTH ENDED                  YEAR ENDED
                                          SEPTEMBER 30, 2006              MARCH 31, 2006
                                      --------------------------    --------------------------
                                        SHARES         VALUE          SHARES         VALUE
Sales:
  Class A...........................   3,294,986    $ 41,287,399     7,427,063    $ 91,081,535
  Class B...........................     618,227       7,699,535       855,575      10,355,532
  Class C...........................     314,232       3,822,590       688,787       8,302,257
  Class I...........................       8,194         100,176       174,372       2,141,516
                                      ----------    ------------    ----------    ------------
Total Sales.........................   4,235,639    $ 52,909,700     9,145,797    $111,880,840
                                      ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A...........................         -0-    $        -0-       979,440    $ 11,753,263
  Class B...........................         -0-             -0-       222,027       2,622,144
  Class C...........................         -0-             -0-       153,031       1,807,306
  Class I...........................         -0-             -0-         7,149          85,785
                                      ----------    ------------    ----------    ------------
Total Dividend Reinvestment.........         -0-    $        -0-     1,361,647    $ 16,268,498
                                      ==========    ============    ==========    ============
Repurchases:
  Class A...........................  (2,306,235)   $(28,302,486)   (3,258,076)   $(40,096,847)
  Class B...........................    (476,032)     (5,774,484)   (1,024,707)    (12,386,240)
  Class C...........................    (336,269)     (4,077,808)     (907,011)    (10,967,806)
  Class I...........................    (248,302)     (2,960,819)      (12,927)       (159,409)
                                      ----------    ------------    ----------    ------------
Total Repurchases...................  (3,366,838)   $(41,115,597)   (5,202,721)   $(63,610,302)
                                      ==========    ============    ==========    ============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the six months ended September 30, 2006, the Fund received redemption fees of $334 which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $66,251,106 and $59,693,514 respectively.

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the

VAN KAMPEN VALUE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $604,700 and $11,000 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. LEGAL MATTERS

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative action which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss another derivative action brought by the same plaintiff that brought this derivative action, alleging market timing and late trading in the Van Kampen funds. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the market timing action. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above. The Court has approved a notice to shareholders regarding the dismissal, which is located at the back of this Report.

9. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Fund's financial statements, if any, is currently being assessed.

VAN KAMPEN VALUE OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN VALUE OPPORTUNITIES FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

                          Notice to Fund Shareholders

    As previously disclosed, a derivative action was filed on behalf of the Fund against the Fund's investment adviser, broker-dealer, distributor, and Trustees. The complaint alleges that defendants violated federal securities laws and state laws in connection with certain economic incentive programs. The case is pending before the Honorable Richard Owen, United States District Judge in the Southern District of New York. Defendants have filed a motion to dismiss the complaint in its entirety on numerous grounds, and that motion is still pending.

    On April 18, 2006, Judge Owen dismissed a separate lawsuit against Morgan Stanley and all of the same corporate defendants that are named in the derivative action. The Morgan Stanley suit related to the same incentive programs that are at issue in the derivative action, and asserted many of the same legal claims. In his decision, Judge Owen found that the programs do not violate federal law, and that defendants had made the appropriate disclosures concerning the programs. The plaintiffs in the Morgan Stanley suit did not appeal from the decision, and that decision is now final.

    In light of this decision by Judge Owen--as well as several other decisions by other judges in the Southern District of New York and certain other courts that have dismissed similar complaints against other investment funds--plaintiff in the derivative action has determined that the suit would be unsuccessful, if pursued further. Accordingly, plaintiff has asked Judge Owen to dismiss the action. No attorneys' fees will be paid by defendants and no consideration will be paid to the named plaintiff.

    All investors in the Fund are hereby provided notice of this proposed dismissal. If you object to the proposed dismissal, your objection must be mailed no later than December 29, 2006, in writing, to the Honorable Richard Owen, United States District Judge, United States Courthouse, Room 640, 500 Pearl Street, New York, NY 10007-1312. Copies of the objection must also be mailed to Denise Davis Schwartzman, Esquire, Chimicles & Tikellis LLP, 361 West Lancaster Avenue, Haverford, PA 19041; and Richard A. Rosen, Esquire, Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019-6064.

  Van Kampen Value Opportunities Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Value Opportunities Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Value Opportunities Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2006 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                  37, 157, 257
                                                                 OPP SAR 11/06
    (VAN KAMPEN INVESTMENTS LOGO)                           RN06-03204P-Y09/06

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Leaders Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE OR CLASS I [AND R] SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUSES CONTAIN INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES.

       TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF THE FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 9/30/06

                            A SHARES              B SHARES              C SHARES           I SHARES
                          since 2/27/06         since 2/27/06         since 2/27/06      since 2/27/06
------------------------------------------------------------------------------------------------------
                                    W/MAX                 W/MAX                 W/MAX
                                    5.75%                 5.00%                 1.00%
AVERAGE ANNUAL         W/O SALES    SALES    W/O SALES    SALES    W/O SALES    SALES      W/O SALES
TOTAL RETURNS           CHARGES    CHARGES    CHARGES    CHARGES    CHARGES    CHARGES      CHARGES

Since Inception          5.04%     -1.00%      4.65%     -0.35%      4.65%      3.65%        5.17%

6-month                  4.21      -1.74       3.82      -1.18       3.82       2.82         4.24
------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

The S&P 500 Index is generally representative of the U.S. stock market. The Russell 1000 Value(R) Index measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Morgan Stanley Capital International (MSCI) EAFE Index measures the performance for a diverse range of global stock markets within Europe, Australia, and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006

MARKET CONDITIONS

During the period under review, the global economy exceeded expectations, as demand for both industrial and consumer goods remained robust around the world. In the U.S., the Federal Open Market Committee (the "Fed") continued to increase the target federal funds rate, but in such a measured fashion that markets seemed to shrug off each 25-basis point move as inevitable. The fact remained that, regardless of the Fed's actions, credit and cash were quite abundant globally and financing in general remained very active. The yield curve, measuring interest rate differentials between short- and long-term debt instruments, inverted (that is, the yields on short rates were higher than those on long rates), which typically can be an early warning sign of a pending recession. Nevertheless, robust industrial indicators and a resilient consumer, even in a housing market slowdown, seemed to run counter to this indicator's recent predictive power.

Global equity and fixed income markets were generally stable during the past several months, as May and June's equity market corrections reversed in August and September. Bonds were also quite stable, as the long-end of the yield curve corrected in the spring, only to rally powerfully in the fall. During the period under review, equities posted slightly better returns than bonds. Industrial commodities, including oil, copper and gold declined, as both concerns over global growth and high inventories forced many speculators to the sidelines. While it remains difficult to quantify, we believe speculators clearly drove commodity prices above fundamental levels over the past few years and this recent correction may have been driven more by trading activity than moderating macroeconomic fundamentals.

PERFORMANCE ANALYSIS

The fund returned 4.21 percent for the six months ended September 30, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmarks, the S&P 500(R) Index, the Russell 1000(R) Value Index, the Lehman Brothers U.S. Government/Credit Index and the MSCI EAFE Index returned 4.14 percent, 6.85 percent, 3.77 percent and 4.65 percent for the period, respectively.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED SEPTEMBER 30, 2006

-------------------------------------------------------------------------------------------------------
                                               S&P                       LEHMAN BROTHERS    MSCI
                                              500(R)   RUSSELL 1000(R)   U.S. GOVERNMENT/   EAFE
      CLASS A   CLASS B   CLASS C   CLASS I   INDEX      VALUE INDEX       CREDIT INDEX     INDEX

       4.21%     3.82%     3.82%     4.24%     4.14%       6.85%              3.77%         4.65%
-------------------------------------------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Van Kampen Leaders Fund invests in three underlying Van Kampen funds--Van Kampen Comstock Fund, Van Kampen Equity and Income Fund and Van Kampen International Growth Fund (each, an "Underlying Fund").

The domestic equity allocation, represented by holdings in Van Kampen Comstock Fund, had the largest contribution to the overall fund's performance during the period under review. Both Van Kampen International Growth Fund and Van Kampen Equity and Income Fund contributed positively to returns as well. The fund's allocation ended the period under review with approximately one third of its assets invested equally in each of the three underlying fund strategies.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

ASSET ALLOCATION AS OF 9/30/06
Primarily Domestic Equity                                        32.6%
Domestic Blend                                                   32.6
Primarily Foreign Equity                                         32.7
                                                                -----
Total Long-Term Investments                                      97.9%
Short-Term Investments                                            0.9
                                                                -----
Total Investments                                                98.8
Other Assets in Excess of Liabilities                             1.2
                                                                -----
Net Assets                                                      100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell securities in the categories mentioned above. All percentages are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisor services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/06 - 9/30/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   4/1/06           9/30/06       4/1/06-9/30/06
Class A
  Actual......................................    $1,000.00        $1,042.08          $2.66
  Hypothetical................................     1,000.00         1,022.47           2.64
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00         1,038.18           6.49
  Hypothetical................................     1,000.00         1,018.67           6.43
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00         1,038.18           6.49
  Hypothetical................................     1,000.00         1,018.67           6.43
  (5% annual return before expenses)
Class I
  Actual......................................     1,000.00         1,042.36           1.38
  Hypothetical................................     1,000.00         1,023.77           1.37
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.52%, 1.27%, 1.27%, and 0.27% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). These ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

On May 22, 2006, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the contract over a period of several months and the non-management trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of breakpoints in the Underlying Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund, the Underlying Funds and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees also reviewed the benefit to the investment adviser of receiving research paid for by the Fund's or the Underlying Funds' assets and the propriety of such arrangements. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of

Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund and the Underlying Funds. The trustees discuss with the investment adviser the resources available and used in managing the Fund and the Underlying Funds. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees noted how the Fund does not pay an advisory fee directly pursuant to the investment advisory agreement, in recognition of the fact that under investment advisory agreements between the Adviser and each Underlying Fund, each Underlying Fund pays the Adviser a fee based on the assets of such Underlying Fund. The trustees discussed this arrangement with the Fund and discussed with the investment adviser the level of advisory fees for this Fund and the Underlying Funds relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fee arrangement but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The

Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level of the Fund and the Underlying Funds is appropriate relative to current and projected asset levels and/or whether the advisory fee structures reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund and the Underlying Funds support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

VAN KAMPEN LEADERS FUND

PORTFOLIO OF INVESTMENTS -- SEPTEMBER 30, 2006 (UNAUDITED)

                                                              NUMBER OF
DESCRIPTION                                                     SHARES        VALUE
--------------------------------------------------------------------------------------
INVESTMENTS IN UNDERLYING FUNDS
INVESTMENT COMPANY  97.9%
Van Kampen Comstock Fund, Class I...........................  1,682,170    $31,439,762
Van Kampen Equity and Income Fund, Class I..................  3,483,518     31,421,337
Van Kampen International Growth Fund, Class I...............  1,667,892     31,456,437
                                                                           -----------

TOTAL LONG-TERM INVESTMENTS  97.9%
  (Cost $91,382,296)....................................................    94,317,536

REPURCHASE AGREEMENT  0.9%
State Street Bank & Trust Co. ($890,000 par collateralized by U.S.
  Government obligations in a pooled cash account, interest rate of
  5.15%, dated 09/29/06, to be sold on 10/02/06 at $890,382) (Cost
  $890,000).............................................................       890,000
                                                                           -----------

TOTAL INVESTMENTS  98.8%
  (Cost $92,272,296)....................................................    95,207,536
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%.............................     1,128,064
                                                                           -----------

NET ASSETS  100.0%......................................................   $96,335,600
                                                                           ===========

See Notes to Financial Statements                                             11

VAN KAMPEN LEADERS FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006 (Unaudited)

ASSETS:
Investments in Underlying Funds (Cost $91,382,296)..........  $94,317,536
Repurchase Agreement (Cost $890,000)........................      890,000
Cash........................................................          483
Receivables:
  Fund Shares Sold..........................................    2,053,577
  Expense Reimbursement from Adviser........................       18,245
  Interest..................................................          255
Unamortized Offering Costs..................................       72,369
Other.......................................................        4,653
                                                              -----------
    Total Assets............................................   97,357,118
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      825,531
  Distributor and Affiliates................................       55,598
  Offering Costs............................................       28,679
  Fund Shares Repurchased...................................       13,816
Accrued Expenses............................................       85,645
Trustees' Deferred Compensation and Retirement Plans........       12,249
                                                              -----------
    Total Liabilities.......................................    1,021,518
                                                              -----------
NET ASSETS..................................................  $96,335,600
                                                              ===========
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $93,391,043
Net Unrealized Appreciation.................................    2,935,240
Accumulated Net Realized Gain...............................       20,375
Accumulated Undistributed Net Investment Income.............      (11,058)
                                                              -----------
NET ASSETS..................................................  $96,335,600
                                                              ===========
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $63,278,493 and 6,067,540 shares of
    beneficial interest issued and outstanding).............  $     10.43
    Maximum sales charge (5.75% of offering price)..........          .64
                                                              -----------
    Maximum offering price to public........................  $     11.07
                                                              ===========
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $16,986,026 and 1,629,245 shares of
    beneficial interest issued and outstanding).............  $     10.43
                                                              ===========
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,884,926 and 1,523,623 shares of
    beneficial interest issued and outstanding).............  $     10.43
                                                              ===========
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $186,155 and 17,842 shares of beneficial
    interest issued and outstanding)........................  $     10.43
                                                              ===========

 12                                            See Notes to Financial Statements

VAN KAMPEN LEADERS FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended September 30, 2006 (Unaudited)

INVESTMENT INCOME:
Dividends From Underlying Funds.............................  $  505,302
Interest....................................................      21,865
                                                              ----------
    Total Income............................................     527,167
                                                              ----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $40,591, $43,016 and $41,837,
  respectively).............................................     125,444
Offering....................................................      88,292
Registration and Filing Fees................................      37,738
Shareholder Services........................................      35,156
Shareholder Reports.........................................      24,555
Legal.......................................................      19,243
Trustees' Fees and Related Expenses.........................      17,376
Custody.....................................................      12,205
Other.......................................................      56,384
                                                              ----------
    Total Expenses..........................................     416,393
    Expense Reduction.......................................     224,438
    Less Credits Earned on Cash Balances....................       4,473
                                                              ----------
    Net Expenses............................................     187,482
                                                              ----------
NET INVESTMENT INCOME.......................................  $  339,685
                                                              ==========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss Distribution From Underlying Funds.......  $      -0-
                                                              ----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      (7,703)
  End of the Period.........................................   2,935,240
                                                              ----------
Net Unrealized Appreciation During the Period...............   2,942,943
                                                              ----------
NET REALIZED AND UNREALIZED GAIN............................  $2,942,943
                                                              ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $3,282,628
                                                              ==========

See Notes to Financial Statements                                             13

VAN KAMPEN LEADERS FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                                             FEBRUARY 27, 2006
                                                            FOR THE            (COMMENCEMENT
                                                        SIX MONTHS ENDED     OF OPERATIONS) TO
                                                       SEPTEMBER 30, 2006     MARCH 31, 2006
                                                       ---------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................     $   339,685           $    6,132
Realized Gain Distribution From Underlying Funds.....             -0-               20,375
Net Unrealized Appreciation/Depreciation During the
  Period.............................................       2,942,943               (7,703)
                                                          -----------           ----------
Change in Net Assets from Operations.................       3,282,628               18,804
                                                          -----------           ----------

Distributions from Net Investment Income:
  Class A Shares.....................................        (301,480)                 -0-
  Class B Shares.....................................         (38,246)                 -0-
  Class C Shares.....................................         (36,692)                 -0-
  Class I Shares.....................................          (1,482)                 -0-
                                                          -----------           ----------
Total Distributions..................................        (377,900)                 -0-
                                                          -----------           ----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................       2,904,728               18,804
                                                          -----------           ----------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      87,889,906            8,106,418
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................         363,105                  -0-
Cost of Shares Repurchased...........................      (2,921,618)             (25,743)
                                                          -----------           ----------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...      85,331,393            8,080,675
                                                          -----------           ----------
TOTAL INCREASE IN NET ASSETS.........................      88,236,121            8,099,479
NET ASSETS:
Beginning of the Period..............................       8,099,479                  -0-
                                                          -----------           ----------
End of the Period (Including accumulated
  undistributed net investment income of ($11,058)
  and $27,157, respectively).........................     $96,335,600           $8,099,479
                                                          ===========           ==========

 14                                            See Notes to Financial Statements

VAN KAMPEN LEADERS FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             SIX MONTHS      FEBRUARY 27, 2006
                                                                ENDED          (COMMENCEMENT
CLASS A SHARES                                              SEPTEMBER 30,    OF OPERATIONS) TO
                                                                2006          MARCH 31, 2006
                                                            ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................    $10.08             $ 10.00
                                                               ------             -------
  Net Investment Income (a)................................       .08                 .01
  Net Realized and Unrealized Gain.........................       .34                 .07
                                                               ------             -------
Total from Investment Operations...........................       .42                 .08
Less Distributions from Net Investment Income..............       .07                 -0-
                                                               ------             -------
NET ASSET VALUE, END OF THE PERIOD.........................    $10.43             $ 10.08
                                                               ======             =======

Total Return* (b)..........................................     4.21%**              .80%**
Net Assets at End of the Period (In millions)..............    $ 63.3             $   5.0
Ratio of Expenses to Average Net Assets* (c) (d)...........      .52%                .50%
Ratio of Net Investment Income to Average Net Assets*......     1.62%               2.50%
Portfolio Turnover**.......................................        0%                  0%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c) (d).........     1.42%              24.16%
   Ratio of Net Investment Income/Loss to Average Net
     Assets................................................      .72%             (21.16%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to .25% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .90% and .54% at September 30, 2006 and March 31 2006, respectively.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended September 30, 2006.

See Notes to Financial Statements                                             15

VAN KAMPEN LEADERS FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             SIX MONTHS      FEBRUARY 27, 2006
                                                                ENDED          (COMMENCEMENT
CLASS B SHARES                                              SEPTEMBER 30,    OF OPERATIONS) TO
                                                                2006          MARCH 31, 2006
                                                            ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................    $10.08             $ 10.00
                                                               ------             -------
  Net Investment Income (a)................................       .04                 .01
  Net Realized and Unrealized Gain.........................       .34                 .07
                                                               ------             -------
Total from Investment Operations...........................       .38                 .08
Less Distributions from Net Investment Income..............       .03                 -0-
                                                               ------             -------
NET ASSET VALUE, END OF THE PERIOD.........................    $10.43             $ 10.08
                                                               ======             =======

Total Return* (b)..........................................     3.82%**              .80%**
Net Assets at End of the Period (In millions)..............    $ 17.0             $   1.6
Ratio of Expenses to Average Net Assets* (c) (d)...........     1.27%               1.25%
Ratio of Net Investment Income to Average Net Assets*......      .89%               2.54%
Portfolio Turnover**.......................................        0%                  0%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c) (d).........     2.17%              27.15%
   Ratio of Net Investment Loss to Average Net Assets......     (.01%)            (23.37%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. This return includes combined 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .90% and .54% at September 30, 2006 and March 31 2006, respectively.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended September 30, 2006.

 16                                            See Notes to Financial Statements

VAN KAMPEN LEADERS FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             SIX MONTHS      FEBRUARY 27, 2006
                                                                ENDED          (COMMENCEMENT
CLASS C SHARES                                              SEPTEMBER 30,    OF OPERATIONS) TO
                                                                2006          MARCH 31, 2006
                                                            ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................    $10.08             $ 10.00
                                                               ------             -------
  Net Investment Income (a)................................       .04                 .01
  Net Realized and Unrealized Gain.........................       .34                 .07
                                                               ------             -------
Total from Investment Operations...........................       .38                 .08
Less Distributions from Net Investment Income..............       .03                 -0-
                                                               ------             -------
NET ASSET VALUE, END OF THE PERIOD.........................    $10.43             $ 10.08
                                                               ======             =======

Total Return* (b)..........................................     3.82%**              .80%**
Net Assets at End of the Period (In millions)..............    $ 15.9             $   1.3
Ratio of Expenses to Average Net Assets* (c) (d)...........     1.27%               1.25%
Ratio of Net Investment Income to Average Net Assets*......      .89%               2.27%
Portfolio Turnover**.......................................        0%                  0%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c) (d).........     2.17%              27.74%
   Ratio of Net Investment Loss to Average Net Assets......     (.01%)            (24.22%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. This return includes combined Rule 12b-1 fees and service fees of up to 1% and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .90% and .54% at September 30, 2006 and March 31 2006, respectively.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended September 30, 2006.

See Notes to Financial Statements                                             17

VAN KAMPEN LEADERS FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             SIX MONTHS      FEBRUARY 27, 2006
                                                                ENDED          (COMMENCEMENT
CLASS I SHARES                                              SEPTEMBER 30,    OF OPERATIONS) TO
                                                                2006          MARCH 31, 2006
                                                            ----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD...................    $10.09             $ 10.00
                                                               ------             -------
  Net Investment Income (a)................................       .07                 .02
  Net Realized and Unrealized Gain.........................       .35                 .07
                                                               ------             -------
Total from Investment Operations...........................       .42                 .09
Less Distributions from Net Investment Income..............       .08                 -0-
                                                               ------             -------
NET ASSET VALUE, END OF THE PERIOD.........................    $10.43             $ 10.09
                                                               ======             =======

Total Return* (b)..........................................     4.24%**              .90%**
Net Assets at End of the Period (In millions)..............    $   .2             $    .2
Ratio of Expenses to Average Net Assets* (c) (d)...........      .27%                .25%
Ratio of Net Investment Income to Average Net Assets*......     1.40%               2.43%
Portfolio Turnover.........................................        0%**                0%**
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets (c) (d).........     1.17%              39.58%
   Ratio of Net Investment Income/Loss to Average Net
     Assets................................................      .50%             (36.91%)

**  Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average ratio of expenses to average net assets for the Underlying Funds were .90% and .54% at September 30, 2006 and March 31 2006, respectively.

(d) The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .02% for the period ended September 30, 2006.

 18                                            See Notes to Financial Statements

VAN KAMPEN LEADERS FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Leaders Fund (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's principal investment objective is capital appreciation. The Fund's secondary investment objective is income. The Fund invests primarily in a combination of Van Kampen funds (the "Underlying Funds") on a fixed percentage allocation basis. The Underlying Funds invest in U.S. and foreign equity securities and fixed income and money market securities. The Fund makes approximately equal allocations of its assets to the following three Underlying Funds: Van Kampen Comstock Fund, Van Kampen Equity and Income Fund and Van Kampen International Growth Fund. The investment results of the Underlying Funds will vary. As a result, the percentage allocation to the Underlying Funds will be monitored daily by Van Kampen Asset Management (the "Adviser") and the Fund's allocations to the Underlying Funds will be rebalanced whenever the actual allocations exceed plus or minus 5% of the predetermined fixed percentage allocation basis. The Fund commenced investment operations on February 27, 2006. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The assets of the Fund consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

VAN KAMPEN LEADERS FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. The Fund incurs a proportionate share of the expenses of the Underlying Funds in addition to any expenses of the Fund. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At September 30, 2006, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $92,272,296
                                                              ===========
Gross tax unrealized appreciation...........................  $ 2,935,240
Gross tax unrealized depreciation...........................          -0-
                                                              -----------
Net tax unrealized appreciation on investments..............  $ 2,935,240
                                                              ===========

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    As of March 31, 2006, the components of distributable earnings on a taxable basis were as follows:

Undistributed Ordinary Income...............................  $30,695
Undistributed Long-Term Capital Gain........................   18,149

F. OFFERING COSTS Offering costs are amortized, on a straight-line basis, over a twelve-month period.

G. EXPENSE REDUCTIONS During the six months ended September 30, 2006, the Fund's custody fee was reduced by $4,473 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund. The Fund does not directly pay the Adviser a fee pursuant to such agreement, in recognition of the fact that under an investment advisory agreement between the Adviser and each of the Underlying Funds, each Underlying Fund pays the Adviser a fee based on the assets of such Underlying Fund. The Fund indirectly bears the investment advisory fee (and other expenses) of the Underlying Funds.

    The Adviser waived approximately $224,400 of its other expenses. The Adviser has agreed to waive all expenses in excess of .50% of Class A average net assets, 1.25% of Class B average net assets, 1.25% of Class C average net assets and .25% of Class I average net assets. This waiver is voluntary and can be discontinued at any time after March 31, 2007.

VAN KAMPEN LEADERS FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

    For the six months ended September 30, 2006, the Fund recognized expenses of approximately $700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended September 30, 2006, the Fund recognized expenses of approximately $30,500 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the period ended September 30, 2006, the Fund recognized expenses of approximately $32,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. There were no investments in such funds at September 30, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended September 30, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $322,900 and contingent deferred sales charges (CDSC) on redeemed shares of approximately $12,000. Sales charges do not represent expenses of the Fund.

    At September 30, 2006, Morgan Stanley Investment Management Inc., an affiliate of the Adviser, owned 12,605 shares of Class I.

VAN KAMPEN LEADERS FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended September 30, 2006 and the period ended March 31, 2006, transactions were as follows:

                                                   FOR THE                    FOR THE
                                               SIX MONTHS ENDED            PERIOD ENDED
                                              SEPTEMBER 30, 2006          MARCH 31, 2006
                                           ------------------------    ---------------------
                                            SHARES         VALUE       SHARES       VALUE
Sales:
  Class A................................  5,717,404    $57,881,880    501,467    $5,044,335
  Class B................................  1,532,309     15,480,756    155,325     1,562,737
  Class C................................  1,437,804     14,512,270    130,375     1,311,576
  Class I................................      1,461         15,000     18,708       187,770
                                           ---------    -----------    -------    ----------
Total Sales..............................  8,688,978    $87,889,906    805,875    $8,106,418
                                           =========    ===========    =======    ==========
Dividend Reinvestment:
  Class A................................     28,847    $   290,834        -0-    $      -0-
  Class B................................      3,610         36,399        -0-           -0-
  Class C................................      3,411         34,390        -0-           -0-
  Class I................................        148          1,482        -0-           -0-
                                           ---------    -----------    -------    ----------
Total Dividend Reinvestment..............     36,016    $   363,105        -0-    $      -0-
                                           =========    ===========    =======    ==========
Repurchases:
  Class A................................   (178,866)   $(1,801,738)    (1,312)   $  (13,234)
  Class B................................    (60,792)      (612,576)    (1,207)      (12,208)
  Class C................................    (47,937)      (482,156)       (30)         (301)
  Class I................................     (2,475)       (25,148)       -0-           -0-
                                           ---------    -----------    -------    ----------
Total Repurchases........................   (290,070)   $(2,921,618)    (2,549)   $  (25,743)
                                           =========    ===========    =======    ==========

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the six months ended September 30, 2006, the Fund did not receive any redemption fees.

5. INVESTMENT IN UNDERLYING FUNDS

During the period, the cost of purchases and proceeds from sales of investments in Underlying Funds were $85,940,804 and $0, respectively.

6. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and

VAN KAMPEN LEADERS FUND

NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2006 (UNAUDITED) continued

up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $330,100 and $74,000 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

7. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8. LEGAL MATTERS

The Adviser and certain affiliates of the Adviser are named as defendants in a derivative action which additionally names as defendants certain individual trustees of certain Van Kampen funds. The named investment companies are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of Van Kampen funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This derivative action was coordinated with a direct action alleging related violations of defendants' statutory disclosure obligations and fiduciary duties with respect to the payments described above. In addition, this derivative action was stayed by agreement of the parties pending rulings on the motion to dismiss the direct action and the motion to dismiss another derivative action brought by the same plaintiff that brought this derivative action, alleging market timing and late trading in the Van Kampen funds. In April 2006, the court granted defendants' motion to dismiss the direct action. In June 2006, the court granted defendants' motion to dismiss the market timing action. Accordingly, the stay on this action was lifted. Plaintiff and defendants have agreed that this action should be dismissed in light of the rulings dismissing the two cases discussed above. The Court has approved a notice to shareholders regarding the dismissal.

9. ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The impact to the Fund's financial statements, if any, is currently being assessed.

    In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

VAN KAMPEN LEADERS FUND

BOARD OF TRUSTEES, OFFICERS, AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

DENNIS SHEA
Vice President

J. DAVID GERMANY
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

JAMES W. GARRETT
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.
 24

  Van Kampen Leaders Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Leaders Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Leaders Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                               1 Parkview Plaza, P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2006 Van Kampen Funds Inc.
                                        All rights reserved. Member NASD/SIPC.

                                                                 200, 300, 400
                                                                  LF SAR 11/06
    (VAN KAMPEN INVESTMENTS LOGO)                           RN06-03201P-Y09/06

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) Code of Ethics - Not applicable for semi-annual reports.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Equity Trust


By: /s/ Ronald E. Robison
    -----------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Ronald E. Robison
    -----------------------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: November 21, 2006


By: /s/ James W. Garrett
    -----------------------------------
Name: James W. Garrett
Title: Principal Financial Officer
Date: November 21, 2006